As filed with the Securities and Exchange Commission on April 20, 2015.

File No. 333-20343

811-08154

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 29	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 101	☒

SEPARATE ACCOUNT A

(Exact Name of Registrant)

UNION SECURITY LIFE INSURANCE
COMPANY OF NEW YORK

(Name of Depositor)

212 Highbridge Street
Suite D
Fayetteville, NY 13066

(Address of Depositor’s Principal Offices)

(315) 637-4232

(Depositor’s Telephone Number, Including Area Code)

Lisa Proch
Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prospectus and Statement of Additional Information are incorporated in Part A of this Post-Effective Amendment No.28, by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 (File No. 333-20343), as filed on April 15, 2014.

A Supplement to the Prospectus, dated August 1, 2014, is included in Part A of this Post-Effective Amendment.

A supplement to the Statement of Additional Information, dated August 1, 2014, is included in Part B of this Post Effective Amendment.

Part A

TD WATERHOUSE VARIABLE ANNUITY

SEPARATE ACCOUNT A

ISSUED BY:
UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
212 HIGHBRIDGE STREET
SUITE D
FAYETTEVILLE, NY 13066

ADMINISTERED BY:
HARTFORD LIFE INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
  1-800-862-7155 (REGISTERED REPRESENTATIVES)
WWW.THEHARTFORD.COM/ANNUITIES

This prospectus describes information you should know before you purchase the TD Waterhouse Variable Annuity. Please read it carefully before you purchase your variable annuity.

TD Waterhouse Variable Annuity is a contract between you and Union Security Life Insurance Company of New York (formerly First Fortis Life Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

✓  Flexible, because you may add Premium Payments at any time.

✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: AIM Variable Insurance Funds, AllianceBernstein L.P., American Century Investments, Federated Insurance Series, Hartford HLS Funds, HIMCO Variable Insurance Trust, ING Investors Trust, MFS® Variable Insurance Trust, Nationwide Funds Advisors, Neuberger Berman Advisers Management Trust, Pioneer Variable Contracts Trust, Van Eck VIP Trust and Wells Fargo Funds Management, LLC.

You may also allocate some or all of your Premium Payment to either the Fixed Accumulation Feature or a Guarantee Period. The Fixed Accumulation Feature pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to the Fixed Accumulation Feature or a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

This Contract IS NOT:

t  A bank deposit or obligation

t  Federally insured

t  Endorsed by any bank or governmental agency

This Contract and its features are no longer available for sale.

PROSPECTUS DATED: MAY 1, 2014

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2014

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York

Definitions

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

Account: Any of the Sub-Accounts or Guarantee Period accounts.

Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.

Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.

Administrative Office: Until August 31, 2015, our overnight mailing address is: The Hartford — Annuity Service Operations, 745 West New Circle Road, Building 200, 1st Floor, Lexington, KY 40511. Effective September 1, 2015, our overnight mail address will be 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford — Annuity Service Operations, PO Box 14293, Lexington, KY 40512-1293.

Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.

Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

Annuity Calculation Date: The date we calculate the first Annuity Payout.

Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

Annuity Period: The time during which we make Annuity Payouts.

Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.

Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.

Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.

Contract Value: The total value of the Accounts on any Valuation Day.

Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.

Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.

General Account: This account holds our company assets and any assets not allocated to a Separate Account.

Union Security Life Insurance Company of New York

Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

Market Value Adjustment: An adjustment that either increases or decreases the amount we pay you under certain circumstances.

Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.

Payee: The person or party you designate to receive Annuity Payouts.

Premium Payment: Money sent to us to be invested in your Contract.

Premium Tax: A tax charged by a state or municipality on Premium Payments.

Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.

Required Minimum Distribution: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

Surrender: A complete or partial withdrawal from your Contract.

Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value (subject to rounding) is equal to the Contract Value minus any applicable Market Value Adjustment.

Union Security: Union Security Life Insurance Company of New York, the company that issued this Contract.

Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

Union Security Life Insurance Company of New York

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.

Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments)	None

This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (1)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
Mortality and Expense Risk Charge	0.45%
Total Separate Account Annual Expenses	0.45%

(1)  An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.

This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.38%	1.71%

Union Security Life Insurance Company of New York

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$251
3 years	$771
5 years	$1,314
10 years	$2,781

(2)  If you annuitize at the end of the applicable time period:

1 year	$221
3 years	$741
5 years	$1,284
10 years	$2,751

(3)  If you do not Surrender your Contract:

1 year	$251
3 years	$771
5 years	$1,314
10 years	$2,781

Condensed Financial Information

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the "Accumulation Unit Values" Section of this Prospectus for information regarding Accumulation Unit Values.

Union Security Life Insurance Company of New York

Highlights

What type of sales charge will I pay?

This Contract is no longer available for sale.

Is there an Annual Maintenance Fee?

We deduct a $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.

What charges will I pay on an annual basis?

In addition to the Annual Maintenance Fee, you pay the following charges each year:

•  Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 0.45% of your Contract Value invested in the Sub-Accounts.

•  Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.

Can I take out any of my money?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty. Surrenders may be subject to a Market Value Adjustment.

Is there a Market Value Adjustment?

Surrenders and other withdrawals from a Guarantee Period in our General Account may be subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. A Market Value Adjustment will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment."

What Investment Choices are available?

You may allocate your Premium Payment or Contract Values among the following investment choices:

•  The variable Sub-Accounts that invest in underlying Funds; and/or

•  One or more Guarantee Periods, which may be subject to a Market Value Adjustment.

Will Union Security pay a Death Benefit?

There is a Death Benefit if the Contract Owner dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greater of:

•  The total Premium Payments you have made to us minus any partial Surrenders and any applicable negative Market Value Adjustment; or

•  The Contract Value of your Contract.

What Annuity Payout Options are available?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and 1/2 Contingent Survivor Annuity, and Joint and Full Survivor Annuity. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments Guaranteed for 10 Years.

Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

•  fixed dollar amount Automatic Annuity Payouts,

•  variable dollar amount Automatic Annuity Payouts, or

•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

Union Security Life Insurance Company of New York

General Contract Information

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a New York corporation founded in 1971. It is qualified to sell life, health and accident insurance and annuity contracts in New York.

Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") Assurant is the ultimate parent of Union Security Life Insurance Company of New York. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.

All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

The Separate Account

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 1, 1993 as "Separate Account A" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

•  Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•  Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.

•  Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

•  May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•  Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account

AB Variable Products Series Fund, Inc. (1)

AB VPS International Growth Portfolio — Class A (2)	Seeks long term growth of capital	AllianceBernstein, L.P.
AB VPS Large Cap Growth Portfolio — Class A (3)	Seeks long-term growth of capital	AllianceBernstein, L.P.

AIM Variable Insurance Funds

Invesco V.I. Core Equity Fund — Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Global Health Care Fund — Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Money Market Fund — Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Technology Fund — Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.

Union Security Life Insurance Company of New York

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser

American Century Variable Portfolios, Inc.

American Century VP Balanced Fund — Class I	Seeks long-term capital growth and current income	American Century Investment Management, Inc.
American Century VP Capital Appreciation Fund — Class I	Seeks capital growth	American Century Investment Management, Inc.

Federated Insurance Series

Federated Fund for U.S. Government Securities II	Seeks to provide current income	Federated Investment Management Company
Federated High Income Bond Fund II	Seeks high current income	Federated Investment Management Company
Federated Managed Tail Risk Fund II (4)	Seeks capital appreciation	Federated Global Investment Management Corp. ("Fed Global") Sub-advised by Federated Investment Management Company and Federated Equity Management Company of Pennsylvania
Management Company ("FIMCO") and Federated Equity Management Company of Pennsylvania ("FEMCOPA") (collectively, the "Co-Advisers")
Federated Managed Volatility Fund II (5)	Seeks to achieve high current income and moderate capital appreciation	Federated Global Investment Management Corp.
Sub-advised by Federated Investment Management Company and Federated Equity Management Company of Pennsylvania
Management Company ("FIMCO") and Federated Equity Management Company of Pennsylvania ("FEMCOPA") (collectively, the "Co-Advisers")

HIMCO VIT

HIMCO VIT Index Fund — IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company

MFS® Variable Insurance Trust

MFS® Growth Series — Initial Class	Seeks capital appreciation	MFS Investment Management

MFS® Variable Insurance Trust II

MFS® High Yield Portfolio — Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	MFS Investment Management
MFS® Strategic Income Portfolio — Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	MFS Investment Management

Nationwide Variable Insurance Trust

NVIT Developing Markets Fund — Class II  Seeks long-term capital appreciation  Nationwide Fund Advisors
Sub-advised by The Boston Company Asset Management LLC

Union Security Life Insurance Company of New York

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser

Neuberger Berman Advisers Management Trust

Large Cap Value Portfolio (6)	Seeks long-term growth of capital	Neuberger Berman Management LLC Sub-advised by Neuberger Berman LLC
Short Duration Bond Portfolio	Seeks highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal	Neuberger Berman Management LLC Sub-advised by Neuberger Berman Fixed Income LLC

Pioneer Variable Contracts Trust

Pioneer Fund VCT Portfolio — Class I	Reasonable income and capital growth	Pioneer Investment Management, Inc.
Pioneer Select Mid Cap Growth VCT Portfolio — Class 1 (7)	Long-term capital growth	Pioneer Investment Management, Inc.

Van Eck VIP Trust (8)

Van Eck VIP Global Hard Assets Fund	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	Van Eck Associates Corporation
Van Eck VIP Unconstrained Emerging Markets Bond Fund (9)	Seeks high total return — income plus capital appreciation — by investing globally, primarily in a variety of debt securities	Van Eck Associates Corporation

Voya Investors Trust

VY JPMorgan Emerging Markets Equity Portfolio — Class I (10)	Seeks capital appreciation	Directed Services Inc. Sub-advised by J. P. Morgan Investment Management Inc.

Voya Variable Portfolios, Inc. (11)

Voya Global Value Advantage Portfolio — Class S	Seeks long-term growth of capital and current income	Voya Investments, LLC Sub-advised by Voya Investment Management Co. LLC

Wells Fargo Variable Trust Funds

Wells Fargo Advantage VT Discovery Fund — Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC Sub-advised by Wells Capital Management Incorporated

*  The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.

**  In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

Notes

(1)  Formerly AllianceBernstein Variable Products Series Fund, Inc.

(2)  Formerly AllianceBernstein VPS International Growth Portfolio — Class A

(3)  Formerly AllianceBernstein VPS Large Cap Growth Portfolio — Class A

(4)  Formerly Federated Capital Appreciation Fund II

(5)  Formerly Federated Capital Income Fund II

(6)  Formerly Partners Portfolio

(7)  Formerly Pioneer Growth Opportunities Fund — Class 1

(8)  Formerly Van Eck Worldwide Insurance Trust

(9)  Formerly Van Eck VIP Global Bond Fund

(10)  Formerly ING JPMorgan Emerging Markets Equity Portfolio

(11)  Formerly Voya Investors Trust

Union Security Life Insurance Company of New York

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•  Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

•  Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•  Arrange for the handling and tallying of proxies received from Contract Owners.

•  Vote all Fund shares attributable to your Contract according to instructions received from you, and

•  Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional

Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2014, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, DWS Scudder Distributors, Inc, Federated Securities Corp, ING Fund Services, Invesco Advisors Inc., MFS Fund

Union Security Life Insurance Company of New York

Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2014, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2014, revenue sharing and Rule 12b-1 fees did not exceed approximately $44,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

Guarantee Periods

Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guaranteed Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We

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will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.

Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We may, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 3%. Union Security's Management makes the final determination on the guaranteed interest rates to be declared. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Premium Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.

We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:

•  the duration of a Guarantee Period;

•  regulatory and tax requirements;

•  sales and administrative expenses we bear;

•  risks we assume;

•  our profitability objectives; and

•  general economic trends.

Market Value Adjustment

Except as described below, we will apply a Market Value Adjustment to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply a Market Value Adjustment to the general account value that we pay as an amount applied to distributions on the death of the Annuitant, an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.

The purpose of the Market Value Adjustment is to generally transfer the risk to you of prematurely liquidating your investment. The Market Value Adjustment reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the Market Value Adjustment factor, then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the Market Value Adjustment factor, then the application of the Market Value Adjustment will increase the amount you receive or transfer. You will find a sample Market Value Adjustment calculation in Appendix I.

We do not apply a Market Value Adjustment to withdrawals and transfers of the general account value in the following circumstances:

1.  Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and

2.  Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.

Dollar Cost Averaging Plus ("DCA Plus") Programs — You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will

Union Security Life Insurance Company of New York

return your Program payment to you for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.

Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

All Program payments, including any subsequent Program payment, must meet the Program minimum. Any subsequent Program payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Sub-Accounts.

The DCA Plus program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets.

Hartford may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time.

We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.

We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

The Contract

Purchases and Contract Value

What types of Contracts are available?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•  Individual Retirement Annuities adopted according to Section 408 of the Code;

•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.

We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

How do I purchase a Contract?

This Contract is no longer available for new sales.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

Union Security Life Insurance Company of New York

How are Premium Payments applied to my Contract?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Can I cancel my Contract after I purchase it?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

How is the value of my Contract calculated before the Annuity Commencement Date?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 3% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less

•  The amount of any transfers or Surrenders out of the Guarantee Period.

Can I transfer from one Sub-Account to another?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

What is a Sub-Account Transfer?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation

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when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

What Happens When I Request a Sub-Account Transfer?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

What Restrictions Are There on My Ability to Make a Sub-Account Transfer?

First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market
Sub-Account to a growth Sub-Account and
then, before the end of that same Valuation
Day, transfer the same $10,000 from the
growth Sub-Account to an international
Sub-Account	No

Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even

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if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•  Certain types of financial intermediaries may not be required to provide us with shareholder information.

•  "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•  A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•  Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•  Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•  Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•  These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•  In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

Fixed Accumulation Feature Transfers — During each contract year during the Accumulation Period, you may make a transfers out of the Fixed Accumulation Feature to Sub-Account.

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The transfer must be for $500 or more. All transfer allocations must be in whole numbers (e.g. 1%). You may transfer 50% of your total amount in the Fixed Accumulation Feature, unless the balance is less than $1000, then you may transfer the entire amount.

Fixed Accumulation Feature Transfer Restrictions — We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait 6 months before moving Sub-Account Values back to the Fixed Accumulation Feature. After the Annuity Commencement Date, you may not make transfers from the Fixed Accumulation Feature.

Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

Charges and Fees

The following charges and fees are associated with the Contract:

Mortality and Expense Risk Charge

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 0.45% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•  Expense Risk — We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

Annual Maintenance Fee

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

When Is the Annual Maintenance Fee Waived?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.

Premium Taxes

We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.

Charges Against the Funds

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.

Death Benefit

What is the Death Benefit and how is it calculated?

The Death Benefit is the amount we will pay if the Contract Owner dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.

Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.

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If death occurs before the Annuity Commencement Date, the Death Benefit is the greater of:

•  The total Premium Payments you have made to us minus any partial Surrenders and any applicable negative Market Value Adjustment; or

•  The Contract Value of your Contract.

How is the Death Benefit paid?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford's Safe Haven Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature or Personal Pension Account and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.

The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company," to leave proceeds from the Death Benefit with us for up to five years from the date of death if the death occurred before the

Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

The Beneficiary of a non-qualified Contract or IRA may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit invested in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

What should the Beneficiary consider?

Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.

Surrenders

What kinds of Surrenders are available?

Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the

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Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Market Value Adjustment and Premium Taxes. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:

•  The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and

•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

How do I request a Surrender?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•  your tax withholding amount or percentage, if any, and

•  your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

You may submit this form via facsimile.

Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the pro-

gram; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

What should be considered about taxes?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 — If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.

More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.

Union Security Life Insurance Company of New York

Annuity Payouts

This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

•  When do you want Annuity Payouts to begin?

•  Which Annuity Payout Option do you want to use?

•  How often do you want to receive Annuity Payouts?

•  What level of Assumed Investment Return should you choose?

•  Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

1. When do you want Annuity Payouts to begin?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 91st birthday. The date you select may have tax consequences, so please check with a qualified tax advisor. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. Which Annuity Payout Option do you want to use?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

Life Annuity

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

Life Annuity With Payments Guaranteed for 10 or 20 Years

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

Joint and Full Survivor Annuity

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies.

Joint and 1/2 Contingent Survivor Annuity

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. If the Annuitant dies first, we will make Payouts equal to 1/2 the original payout. If the Joint Annuitant dies first, we will continue to make Payouts at the full amount.

We may offer other Annuity Payout Options available.

•  You cannot Surrender your Contract once Annuity Payouts begin.

•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3. How often do you want the Payee to receive Annuity Payouts?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•  monthly,

•  quarterly,

•  semiannually, or

•  annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity

Union Security Life Insurance Company of New York

Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4. What is the Assumed Investment Return?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that deter-

mines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

•  the Annuity Payout Option chosen,

•  the Annuitant's attained age and gender (if applicable), and,

•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

•  the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919%.

Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another four times per year. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account restrictions, please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

Other Programs Available

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated

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to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.

Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.

Static Asset Allocation Models

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature, or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials

(e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•  Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•  Dollar Cost Averaging

We offer three dollar cost averaging programs:

•  DCA Plus

•  Fixed Amount DCA

•  Earnings/Interest DCA

Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a

Union Security Life Insurance Company of New York

monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.

Other Program considerations

•  You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•  We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

•  any Fund is liquidated — then your allocations will be directed to any available money market Fund.

You may always provide us with updated instructions following any of these events.

•  Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•  If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

•  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

•  Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

•  Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•  These Programs may be adversely affected by Fund trading policies.

Other Information

Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Union Security Life Insurance Company of New York

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.

How Contracts Are Sold — Hartford Securities Distribution, Inc. ("HSD") serves as principal underwriter for the contracts. HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.

We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

Additional Payments — In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (4) override payments and bonuses; (5) personnel education or training; (6) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (7) shareholder services, including sub-accounting and the preparation of account statements and other communications.

We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.

Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.

Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option.

As of December 31, 2014, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:

AIG Advisors Group, Inc. (FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

For the fiscal year ended December 31, 2014, Additional Payments did not in the aggregate exceed approximately $350,000 (excluding corporate-sponsorship related perquisites) or approximately 0.04% based on average assets.

Union Security Life Insurance Company of New York

Independent Registered Public Accounting Firm

The financial statements of Union Security Life Insurance Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 1100 Walnut, Kansas City, MO 64106.

Legal Proceedings

We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination, or investigation and although no assurances can be given, we do not believe that any pending matter will have a material adverse effect on our financial condition or results of operations.

More Information

You may call your Registered Representative if you have any questions or write or call us at the address below:

Hartford Life Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Telephone:  1-800-862-6668 (Contract Owners)
1-800-862-7155 (Registered Representatives)

Financial Statements

You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.

Federal Tax Considerations

A. Introduction

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

Union Security Life Insurance Company of New York

As used in the following sections addressing "Federal Tax Considerations," the term "spouse" means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. Taxation of the Company and the Separate Account

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans

Section 72 of the Code governs the taxation of annuities in general.

1.  Non-Natural Persons as Owners

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:

•  A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•  A contract acquired by the estate of a decedent by reason of such decedent's death,

•  Certain contracts acquired with respect to tax-qualified retirement arrangements,

•  Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•  A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contributions) of

Union Security Life Insurance Company of New York

3.8%, depending upon the amount of the estate's or trust's adjusted gross income for the taxable year.

2.  Other Contract Owners (Natural Persons).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual's modified adjusted gross income for the taxable year.

a.  Distributions Prior to the Annuity Commencement Date.

  i.  Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

  ii.  To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

  iii.  Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

  iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

  v.  In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

  vi.  In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

b.  Distributions After Annuity Commencement Date.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i.  When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

  ii.  If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

  iii.  Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

c.  Aggregation of Two or More Annuity Contracts.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance

Union Security Life Insurance Company of New York

contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

d.  10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

  i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

  ii.  The 10% penalty tax will not apply to the following distributions:

1.  Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

2.  Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.  Distributions attributable to a taxpayer's becoming disabled.

4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

5.  Distributions made under certain annuities issued in connection with structured settlement agreements.

6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

e.  Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.  Required Distributions

  i.  Death of Contract Owner or Primary Annuitant

Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.  If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.  If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.  If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

  ii.  Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the

Union Security Life Insurance Company of New York

beneficiary. Such distributions must begin within a year of the Contract Owner's death.

  iii.  Spouse Beneficiary

If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

  iv.  Civil Union or Domestic Partner

Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

g.  Addition of Rider or Material Change.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

h.  Partial Exchanges.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

3.  Diversification Requirements.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

•  no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•  no more than 70% is represented by any two investments,

•  no more than 80% is represented by any three investments, and

•  no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government

Union Security Life Insurance Company of New York

securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

4.  Tax Ownership of the Assets in the Separate Account.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, statesindicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability"

means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. Federal Income Tax Withholding

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

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Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. General Provisions Affecting Qualified Retirement Plans

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. Nonresident Aliens and Foreign Entities

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser's beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

H. Tax Disclosure Obligations

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

Information Regarding Tax-Qualified Retirement Plans

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules,

Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. Individual Retirement Annuities ("IRAs").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.  Traditional IRAs

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced

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death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

b.  SEP IRAs

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

c.  SIMPLE IRAs

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.  Roth IRAs

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental"

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death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. Tax Sheltered Annuity under Section 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.  after the employee reaches age 59 1/2;

b.  upon the employee's separation from service;

c.  upon the employee's death or disability;

d.  in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.  as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

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4. Deferred Compensation Plans under Section 457 ("Section 457 Plans")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($18,000 for 2015). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. Taxation of Amounts Received from Qualified Plans

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. Penalty Taxes for Qualified Plans

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.  Penalty Taxes on Premature Distributions

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;

(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);

(iii)  part of a series of substantially equal periodic payments (not less frequently than annually — "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

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(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(viii)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

(ix)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(x)  for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.  RMDs and 50% Penalty Tax

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)  the calendar year in which the individual attains age 70 1/2, or

(ii)  (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70 1/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. Tax Withholding for Qualified Plans

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover

Union Security Life Insurance Company of New York

distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. Rollover Distributions

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either —

a.  an RMD amount;

b.  one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.  any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be

Union Security Life Insurance Company of New York

made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

Union Security Life Insurance Company of New York

Accumulation Unit Values

(For an Accumulation Unit outstanding throughout the period)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
AllianceBernstein VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.151	$8.091	$7.035	$8.398	$7.472	$5.377	$10.560	$10.383	—	—
Accumulation Unit Value at end of period	$9.001	$9.151	$8.091	$7.035	$8.398	$7.472	$5.377	$10.560	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	4	6	20	21	—	—
AllianceBernstein VPS Large Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.090	$24.932	$21.406	$22.293	$20.340	$14.857	$24.734	$21.810	$22.006	$19.198
Accumulation Unit Value at end of period	$38.737	$34.090	$24.932	$21.406	$22.293	$20.340	$14.857	$24.734	$21.810	$22.006
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	1	1	8	8	8	9
American Century VP Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.549	$24.422	$21.943	$20.926	$18.830	$16.379	$20.651	$19.769	$18.115	$17.341
Accumulation Unit Value at end of period	$31.222	$28.549	$24.422	$21.943	$20.926	$18.830	$16.379	$20.651	$19.769	$18.115
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	4	8	8	8	8	9
American Century VP Capital Appreciation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.014	$23.796	$20.606	$22.140	$16.939	$12.413	$23.170	$15.963	$13.680	$11.257
Accumulation Unit Value at end of period	$33.389	$31.014	$23.796	$20.606	$22.140	$16.939	$12.413	$23.170	$15.963	$13.680
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	3	2	3
Federated Fund for U.S. Government Securities II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.358	$20.878	$20.366	$19.341	$18.473	$17.638	$16.991	$16.058	$15.489	$15.250
Accumulation Unit Value at end of period	$21.203	$20.358	$20.878	$20.366	$19.341	$18.473	$17.638	$16.991	$16.058	$15.489
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	6	5	6	8	13	12	13	13
Federated High Income Bond Fund II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.242	$28.394	$24.868	$23.752	$20.796	$13.667	$18.551	$18.017	$16.333	$15.982
Accumulation Unit Value at end of period	$30.917	$30.242	$28.394	$24.868	$23.752	$20.796	$13.667	$18.551	$18.017	$16.333
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
Federated Managed Tail Risk Fund II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.494	$11.640	$10.613	$11.257	$10.362	—	—	—	—	—
Accumulation Unit Value at end of period	$13.304	$13.494	$11.640	$10.613	$11.257	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
Federated Managed Volatility Fund II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.583	$20.283	$17.943	$17.203	$15.418	$12.073	$15.232	$14.707	$12.775	$12.074
Accumulation Unit Value at end of period	$25.429	$24.583	$20.283	$17.943	$17.203	$15.418	$12.073	$15.232	$14.707	$12.775
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Union Security Life Insurance Company of New York

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.918	$9.962	$9.992	—	—	—	—	—	—	—
Accumulation Unit Value at end of period	$9.883	$9.918	$9.962	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	15	—	—	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.059	—	—	—	—	—	—	—	—	—	(a)
Accumulation Unit Value at end of period	$32.601	—	—	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.708	$21.534	$18.994	$19.092	$17.505	$13.706	$19.708	$18.311	$16.804	—
Accumulation Unit Value at end of period	$29.830	$27.708	$21.534	$18.994	$19.092	$17.505	$13.706	$19.708	$18.311	—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	3	3	3	—
Invesco V.I. Global Health Care Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$39.229	$28.038	$23.296	$22.512	$21.477	$16.897	$23.779	$21.355	$20.384	$18.933
Accumulation Unit Value at end of period	$46.734	$39.229	$28.038	$23.296	$22.512	$21.477	$16.897	$23.779	$21.355	$20.384
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	3	4	4	5	5	7
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.975	$9.995	—	—	—	—	—	—	—	—
Accumulation Unit Value at end of period	$9.932	$9.975	—	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	—	—	—	—	—	—	—	—
Invesco V.I. Technology Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.793	$15.888	$14.342	$15.173	$12.565	$8.019	$14.514	$13.537	$12.308	$12.101
Accumulation Unit Value at end of period	$21.882	$19.793	$15.888	$14.342	$15.173	$12.565	$8.019	$14.514	$13.537	$12.308
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	3	2	2	3	4	12
Large Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.161	$20.039	$17.264	$19.564	$16.990	$10.935	$23.073	$21.198	$18.972	$16.144
Accumulation Unit Value at end of period	$28.609	$26.161	$20.039	$17.264	$19.564	$16.990	$10.935	$23.073	$21.198	$18.972
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	3	1	2	2	2
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.981	$26.411	$22.600	$22.776	$19.837	$14.473	$23.231	$19.258	$17.930	$16.495
Accumulation Unit Value at end of period	$39.024	$35.981	$26.411	$22.600	$22.776	$19.837	$14.473	$23.231	$19.258	$17.930
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	1	—	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.548	$10.158	—	—	—	—	—	—	—	—
Accumulation Unit Value at end of period	$10.796	$10.548	—	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Union Security Life Insurance Company of New York

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.315	$10.074	—	—	—	—	—	—	—	—
Accumulation Unit Value at end of period	$10.605	$10.315	—	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	—	—	—	—	—	—	—
NVIT Developing Markets Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.178	$21.266	$18.292	$23.680	$20.481	$12.682	$30.230	$21.160	$15.794	$12.063
Accumulation Unit Value at end of period	$19.850	$21.178	$21.266	$18.292	$23.680	$20.481	$12.682	$30.230	$21.160	$15.794
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	3	7	7	7
Pioneer Fund VCT Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.241	$12.994	$11.840	$12.428	$10.760	$8.633	$13.192	$12.622	$10.871	$10.285
Accumulation Unit Value at end of period	$19.057	$17.241	$12.994	$11.840	$12.428	$10.760	$8.633	$13.192	$12.622	$10.871
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	2	2	2
Pioneer Select Mid Cap Growth VCT Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.180	$23.396	$21.959	$22.568	$18.857	$13.103	$20.403	$21.318	$20.279	$19.094
Accumulation Unit Value at end of period	$36.145	$33.180	$23.396	$21.959	$22.568	$18.857	$13.103	$20.403	$21.318	$20.279
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	1	1	5	8	8	10
Short Duration Bond Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.787	$15.761	$15.135	$15.159	$14.463	$12.820	$14.876	$14.262	$13.749	$13.614
Accumulation Unit Value at end of period	$15.812	$15.787	$15.761	$15.135	$15.159	$14.463	$12.820	$14.876	$14.262	$13.749
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	3	—	1	1	2	2	2	2
Van Eck VIP Global Hard Assets Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$38.155	$34.674	$33.689	$40.504	$31.483	$20.075	$37.429	$25.866	$20.871	$13.823
Accumulation Unit Value at end of period	$30.728	$38.155	$34.674	$33.689	$40.504	$31.483	$20.075	$37.429	$25.866	$20.871
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	3	3	3	5	5	7
Van Eck VIP Unconstrained Emerging Markets Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.080	$23.312	$22.186	$20.609	$19.494	$18.477	$17.914	$16.402	$15.473	$16.029
Accumulation Unit Value at end of period	$21.444	$21.080	$23.312	$22.186	$20.609	$19.494	$18.477	$17.914	$16.402	$15.473
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	2	3	2	3	1
Voya Global Resources Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.495	$11.933	$12.338	$13.642	$11.265	$8.229	$14.010	$10.000	—	—
Accumulation Unit Value at end of period	$11.851	$13.495	$11.933	$12.338	$13.642	$11.265	$8.229	$14.010	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	9	7	9	10	—	—
VY JPMorgan Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.542	$18.645	$15.695	$19.239	$16.021	$9.355	$19.239	$13.923	$10.270	$10.077
Accumulation Unit Value at end of period	$17.660	$17.542	$18.645	$15.695	$19.239	$16.021	$9.355	$19.239	$13.923	$10.270
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	5	6	3	3	3	1

Union Security Life Insurance Company of New York

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Wells Fargo Advantage VT Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$49.449	$34.542	$29.471	$29.479	$21.847	$15.642	$28.237	$23.188	$20.317	$16.799
Accumulation Unit Value at end of period	$49.402	$49.449	$34.542	$29.471	$29.479	$21.847	$15.642	$28.237	$23.188	$20.317
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	2	3	2	1	1	1	2

(a)  Inception date October 20, 2014.

Union Security Life Insurance Company of New York

Further Information About Union Security Life Insurance Company of New York

ITEM 3. RISK FACTORS

Certain factors may have a material adverse effect on our business, financial condition and results of operations and you should carefully consider them. It is not possible to predict or identify all such factors.

Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts, number of employees, number of securities in an unrealized loss position and number of loans.

General economic, financial market and political conditions may materially adversely affect our results of operations and financial condition. Particularly, difficult conditions in financial markets and the global economy may negatively affect the results of Union Security Life Insurance Company of New York (the "Company").

General economic, financial market and political conditions may have a material adverse effect on our results of operations and financial condition. Limited availability of credit, deteriorations of the global mortgage and real estate markets, declines in consumer confidence and consumer spending, low interest rates, increases in prices or in the rate of inflation, continuing high unemployment, or disruptive geopolitical events could contribute to increased volatility and diminished expectations for the economy and the financial markets. Specifically, during periods of economic downturn:

•  individuals and businesses may (i) choose not to purchase our insurance products and other related products and services, (ii) terminate existing policies or contracts or permit them to lapse, (iii) choose to reduce the amount of coverage they purchase, and (iv) in the case of business customers have fewer employees requiring insurance coverage due to reductions in their staffing levels;

•  disability insurance claims and claims on other specialized insurance products tend to rise;

•  clients are more likely to experience financial distress or to declare bankruptcy or liquidation, which could have a material and adverse impact on the remittance of premiums from such clients and the collection of receivables from such clients for items such as unearned premiums; and

•  there is an increased risk of fraudulent insurance claims.

A.M. Best rates the financial strength of the Company, and A.M. Best, Moody's and S&P rate the financial strength of many of the Company's affiliates, and a decline in these ratings could affect our standing in the insurance industry and cause our sales and earnings to decrease.

Ratings are an important factor in establishing the competitive position of insurance companies. A.M. Best Company ("A.M. Best"), Moody's Investor Services ("Moody's") and Standard & Poor's Inc. ("S&P") ratings reflect their opinions of our financial strength, operating performance, strategic position and ability to meet our obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's, and S&P, and we cannot assure that we will be able to retain these ratings.

Any reduction in our ratings could materially adversely affect the demand for our products by intermediaries and consumers, and materially adversely affect our results. In addition, any reduction in our financial strength ratings could materially adversely affect our cost of borrowing.

As of December 31, 2014, contracts representing approximately 15% of the Company's net earned premiums contain provisions requiring the Company to maintain minimum A.M. Best financial strength ratings of "A–" or better. The Company's clients may terminate the agreements and in some instances recapture in force business if the Company's ratings fall below "A–".

The Company is also subject to additional risks associated with its business. These risks include, among others:

•  Reliance on relationships with significant clients, distributors and other parties. Our relationships and contractual arrangements with significant clients, distributors and other parties with whom we do business are important to the success of our business. For example, we have relationships through an affiliate, Disability Reinsurance Management Services, Inc., with group insurance carriers to reinsure their disability and life insurance product offerings. If our significant clients, distributors and/or other parties with which we do business decline to renew or seek to terminate our relationships or contractual arrangements, our results of operations and financial condition could be materially adversely affected. We are also subject to the risk that these parties may face financial difficulties, reputational issues or problems with respect to their own products and services, which may lead to decreased sales of products and services.

•  Failure to attract and retain sales representatives or develop and maintain distribution sources. Our sales representatives interface with clients and third party distributors. Our inability to attract and retain our sales representatives or an interruption in, or changes to, our relationships with various third-party distributors could impair our ability to compete and market our insurance

Union Security Life Insurance Company of New York

products and services and materially adversely affect our results of operations and financial condition. In addition, our ability to market our products and services depends on our ability to tailor our channels of distribution to comply with changes in the regulatory environment.

•  Failure to accurately predict benefits and other costs and claims. We may be unable to accurately predict benefits, claims and other costs or to manage such costs through our loss limitation methods. This ability could be affected by factors such as inflation, changes in the regulatory environment, changes in industry practices or changes in legal, social or environmental conditions. Political or economic conditions can also affect the availability of programs on which our business may rely to accurately predict benefits and claims. For example, we pay disability claims to insureds who may also be entitled to the payment of monthly disability benefits from the U.S. Social Security Administration (the "SSA"). Under the insurance policy, a portion, or the total amount, of the monthly benefit from the SSA may be offset from the monthly disability benefit payable to the insured. The inability to accurately predict and price for benefits, claims and other costs could materially adversely affect our results of operations and financial condition.

•  Changes in regulation. Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.

  For example, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, and the rules and regulations thereunder (together, the "Affordable Care Act and related reforms have made and will continue to make sweeping and fundamental changes to the U.S. health care system. Uncertainty remains with respect to a number of provisions of the Affordable Care Act, including lack of clarity surrounding the mechanics of inclusion of pediatric dental coverage in the package of essential health benefits, which could disrupt revenues in our business.

•  Reinsurers' failure to fulfill obligations. In the past, the Parent has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. For example, in 2001 the Parent sold the insurance operations of its Fortis Financial Group ("FFG") division to The Hartford Financial Services Group, Inc. ("The Hartford") and in 2000 the Parent sold its Long Term Care division to John Hancock Life Insurance Company ("John Hancock"), now a subsidiary of Manulife Financial Corporation. Most of the assets backing reserves coinsured under these sales are held in trusts or separate accounts. However, if the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert to us.

  The A.M. Best ratings of The Hartford and John Hancock are currently A- and A+, respectively. A.M. Best currently maintains a stable outlook on both The Hartford's and John Hancock's financial strength ratings.

  We also face the risk of again becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process these businesses. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition. In addition, third parties to whom we have sold businesses in the past may in turn sell these businesses to other third parties, and we could face risks related to the new administrative systems and capabilities of these third parties in administering these businesses.

•  Risks related to litigation and regulatory actions. From time to time we may be involved in various regulatory investigations and examinations relating to our insurance and other related business operations. We are subject to comprehensive regulation and oversight by the New York Department of Financial Services ("NYDFS") in jurisdictions in which we do business. The NYDFS has broad administrative powers with respect to all aspects of the insurance business and, in particular, monitor the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.

  In recent years, significant attention has been focused on the procedures that life insurers follow to identify unreported death claims. In November 2011, the National Conference of Insurance Legislators ("NCOIL") proposed a model rule that would govern unclaimed property policies for insurers and mandate the use of the SSA's Death Master File (the "Death Master File") to identify deceased policyholders and beneficiaries. Certain state insurance regulators have also focused on this issue. For example, the NYDFS issued a letter requiring life insurers doing business in New York to use data from the Death Master File to search proactively for deceased policyholders and to pay claims without the receipt of a valid claim by or on behalf of a beneficiary.

  In addition, regulators in certain states have hired third party auditors to audit the unclaimed property records of insurance companies operating in those states. The Company may become subject to such third party audit.

  The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.

Union Security Life Insurance Company of New York

  As part of a previously disclosed settlement between the Parent and the U.S. Securities and Exchange Commission (the "SEC"), the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the FFG businesses sold to the Hartford in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.

  We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on Assurant or our business, but any adverse outcome could have a material adverse effect on our business, results of operations or financial condition.

For additional risks that relate to our business and additional detail on the risks outlined above, please see the Risk Factors in Assurant's 2014 Annual Report on Form 10-K filed with the SEC and available on Assurant's website at www.assurant.com.

ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL

Stephen W. Gauster, Esq., who has given a legal opinion as to the validity of the Contracts, serves as Secretary of the Company and owns less than 1% of shares of common stock of the Company's parent, Assurant, Inc.

ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT

(A) DESCRIPTION OF THE BUSINESS

Legal Organization

Union Security Life Insurance Company of New York is a stock life insurance company formed in 1971 and organized under the laws of the State of New York. It is a direct wholly-owned subsidiary of Assurant, Inc. ("Assurant"), which owns and operates companies that provides specialized insurance products and related services in North America, Latin America, Europe and other select worldwide markets. Assurant is traded on the New York Stock Exchange under the symbol AIZ.

In this report, references to the "Company," "Union Security Life," "we," "us" or "our" refer to Union Security Life Insurance Company of New York.

Business Organization

Union Security Life, which is licensed to sell life, health and annuity insurance only in the state of New York, writes insurance products that are marketed in New York, mainly by the Assurant Employee Benefits and Assurant Solutions operating segments of Assurant (see Assurant's 2014 Form 10-K for a full description of each of these segments). Within the Assurant Employee Benefits segment, we write group life, group dental, group vision and group disability insurance products. In addition, we reinsure disability and life products through our affiliate, Disability Reinsurance Management Services, Inc ("DRMS"). Within the Assurant Solutions segment, we market, sell and issue credit life and credit disability products. Of our total revenues, excluding net realized gains on investments, generated during 2014, approximately 94% was from the Assurant Employee Benefits segment, approximately 4% from the Assurant Solutions segment, and the remaining from the other Assurant segments. It is possible that our sales of credit life and credit disability for the Assurant Solutions segment will continue to decline, as almost all of the largest credit card issuing institutions in the U.S. have switched from offering credit insurance to their credit card customers to offering their own banking-approved debt protection programs. Debt protection is not an insurance product, but rather a service that is voluntarily added by customers as an addendum to a loan.

As a direct wholly-owned subsidiary of Assurant, Union Security Life does not have any publicly issued equity or debt securities. We are however, subject to certain filing requirements under the federal securities laws because we have issued certain variable and market value adjusted annuity contracts, which are required to be registered as securities. Effective April 1, 2001, Assurant exited this line of business and sold the business segment, then referred to as FFG, to The Hartford. This sale was accomplished by means of coinsurance and modified coinsurance. As a result, The Hartford is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If The Hartford fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding.

As of December 31, 2014, we had one employee in our sales office in New York, New York. In addition, two Assurant employees spent at least a portion of their time working for us at our headquarters in Fayetteville, New York. We believe that employee relations are satisfactory.

For additional information that relates to Assurant's businesses, we refer you to Assurant's 2014 Annual Report on Form 10-K filed with the SEC and available on the SEC's website at www.sec.gov or through Assurant's website at www.assurant.com.

Union Security Life Insurance Company of New York

(B) DESCRIPTION OF THE PROPERTY

Our Parent leases office space for the Company in Fayetteville, New York that serves as our headquarters. We also have one employee at our Parent headquarters in New York City that serves as our sales office for our employee benefits products. We believe that our leased properties are adequate for our current business operations.

(C) LEGAL PROCEEDINGS

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any pending or future litigation, examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial condition.

(D) NOT APPLICABLE.

Union Security Life Insurance Company of New York

(E) FINANCIAL STATEMENTS

Independent Auditor's Report

To the Board of Directors of
Union Security Life Insurance Company of New York

We have audited the accompanying financial statements of Union Security Life Insurance Company of New York (the "Company"), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2014.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Union Security Life Insurance Company of New York at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying financial statement schedules are presented for purposes of additional analysis and are not a required part of the financial statements. The information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Kansas City, MO

April 15, 2015

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Balance Sheets
At December 31, 2014 and 2013

	December 31, 2014	December 31, 2013
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $85,562 in 2014 and $94,986 in 2013)	$97,469	$104,079
Equity securities available for sale, at fair value (cost — $7,333 in 2014 and $6,901 in 2013)	7,968	7,200
Commercial mortgage loans on real estate, at amortized cost	19,772	24,959
Policy loans	217	219
Short-term investments	7,202	1,911
Other investments	172	333
Total investments	132,800	138,701
Cash and cash equivalents	120	864
Premiums and accounts receivable	1,679	1,708
Reinsurance recoverables	250,172	177,301
Tax receivable	738	0
Accrued investment income	1,239	1,352
Other assets	487	681
Assets held in separate accounts	11,953	11,993
Total assets	$399,188	$332,600
Liabilities
Future policy benefits and expenses	$210,978	$146,041
Unearned premiums	4,281	2,996
Claims and benefits payable	108,426	110,544
Commissions payable	266	716
Reinsurance balances payable	46	40
Funds held under reinsurance	167	159
Deferred gain on disposal of businesses	2,489	2,261
Accounts payable and other liabilities	4,591	4,830
Due to affiliates	276	468
Tax payable	0	165
Liabilities related to separate accounts	11,953	11,993
Total liabilities	343,473	280,213
Commitments and contingencies (Note 14)
Stockholder's equity
Common stock, par value $20 per share, 100,000 shares authorized, issued, and outstanding	2,000	2,000
Additional paid-in capital	44,174	44,174
Retained earnings	1,280	0
Accumulated other comprehensive income	8,261	6,213
Total stockholder's equity	55,715	52,387
Total liabilities and stockholder's equity	$399,188	$332,600

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Statements of Operations
Years Ended December 31, 2014, 2013 and 2012

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
Revenues
Net earned premiums	$23,702	$27,343	$30,077
Net investment income	6,834	7,000	7,561
Net realized gains on investments, excluding other-than-temporary impairment losses	263	838	371
Net other-than-temporary impairment losses recognized in earnings	0	0	(6)
Amortization of deferred gain on disposal of businesses	(228)	398	436
Fees and other income	147	139	155
Total revenues	30,718	35,718	38,594
Benefits, losses and expenses
Policyholder benefits	15,941	21,281	19,617
Underwriting, general and administrative expenses	7,755	9,935	12,454
Total benefits, losses and expenses	23,696	31,216	32,071
Income before provision for income taxes	7,022	4,502	6,523
Provision for income taxes	1,852	929	1,639
Net income	$5,170	$3,573	$4,884

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Statements of Comprehensive Income
Years Ended December 31, 2014, 2013 and 2012

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
Net income	$5,170	$3,573	$4,884
Other comprehensive income (loss):
Change in unrealized gains on securities, net of taxes of $(1,076), $2,448, and $(1,385), respectively	1,998	(4,545)	2,573
Change in other-than-temporary impairment gains recognized in other comprehensive income, net of taxes of $(27), $(83), and $(9), respectively	50	153	17
Total other comprehensive income (loss)	2,048	(4,392)	2,590
Total comprehensive income (loss)	$7,218	$(819)	$7,474

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Statements of Changes in Stockholder's Equity
At December 31, 2014, 2013 and 2012

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2012	$2,000	$45,133	$2,185	$8,015	$57,333
Dividends	0	0	(609)	0	(609)
Net income	0	0	4,884	0	4,884
Other comprehensive income	0	0	0	2,590	2,590
Balance, December 31, 2012	$2,000	$45,133	$6,460	$10,605	$64,198
Dividends	0	0	(10,033)	0	(10,033)
Return of capital	0	(959)	0	0	(959)
Net income	0	0	3,573	0	3,573
Other comprehensive loss	0	0	0	(4,392)	(4,392)
Balance, December 31, 2013	$2,000	$44,174	$0	$6,213	$52,387
Dividends	0	0	(3,890)	0	(3,890)
Net income	0	0	5,170	0	5,170
Other comprehensive income	0	0	0	2,048	2,048
Balance, December 31, 2014	$2,000	$44,174	$1,280	$8,261	$55,715

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Statements of Cash Flows
Years Ended December 31, 2014, 2013 and 2012

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
Operating activities
Net income	$5,170	$3,573	$4,884
Adjustments to reconcile net income to net cash used in operating activities:
Change in reinsurance recoverable	235	902	(8,731)
Change in premiums and accounts receivable	(163)	469	(157)
Change in accrued investment income	113	150	123
Change in insurance policy reserves and expenses	(9,002)	(7,613)	(2,408)
Change in accounts payable and other liabilities	(2,689)	765	1,083
Change in commissions payable	(450)	(184)	594
Change in reinsurance balances payable	6	(24)	16
Change in funds held under reinsurance	8	67	1
Amortization of deferred gain on disposal of businesses	228	(398)	(436)
Change in income taxes	572	371	199
Net realized (gains) losses on investments	(263)	(838)	(365)
Other	(20)	80	26
Net cash used in operating activities	(6,255)	(2,680)	(5,171)
Investing activities
Sales of:
Fixed maturity securities available for sale	6,045	11,921	6,691
Equity securities available for sale	258	3,144	2,057
Other invested assets	161	149	139
Maturities, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	7,050	8,775	10,984
Commercial mortgage loans on real estate	5,199	2,349	1,080
Purchase of:
Fixed maturity securities available for sale	(3,350)	(8,605)	(13,548)
Equity securities available for sale	(673)	(3,606)	(2,104)
Commercial mortgage loans on real estate	0	0	(2,000)
Change in short-term investments	(5,291)	215	985
Change in policy loans	2	(11)	(62)
Net cash provided by investing activities	9,401	14,331	4,222
Financing activities
Dividends paid	(3,890)	(10,033)	(609)
Return of capital	0	(959)	0
Net cash used in financing activities	(3,890)	(10,992)	(609)
Change in cash and cash equivalents	(744)	659	(1,558)
Cash and cash equivalents at beginning of period	864	205	1,763
Cash and cash equivalents at end of period	$120	$864	$205
Supplemental information:
Income taxes paid	$2,105	$1,215	$1,556

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York

Notes to the Financial Statements
Years Ended December 31, 2014, 2013 and 2012

1. NATURE OF OPERATIONS

Union Security Life Insurance Company of New York (the "Company") is a provider of life and health insurance products including group disability insurance, group dental insurance, group vision insurance, group life insurance and credit insurance. The Company is a wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ.

The Company is domiciled in New York and is qualified to sell life, health and annuity insurance in the state of New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.

Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on securities classified as available for sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

Reclassifications

Certain prior period amounts have been reclassified to conform to the 2014 presentation.

Fair Value

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

Investments

Fixed maturity and equity securities are classified as available for sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available for sale, less deferred income taxes, are included in accumulated other comprehensive income ("AOCI").

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

Union Security Life Insurance Company of New York

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

Other investments consist primarily of investments in Certified Capital Companies ("CAPCOs"). The Company's CAPCOs consist of debt instruments that are recorded at amortized cost, which approximates fair value.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

Cash and Cash Equivalents

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

Uncollectible Receivable Balance

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

Reinsurance

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Union Security Life Insurance Company of New York

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Other Assets

Other assets primarily include prepaid items, goodwill, and deferred acquisition costs. Only direct incremental costs associated with the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits.

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: significant adverse change in legal factors, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel, or a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. In the 2014 and 2013 annual goodwill tests, we concluded that the estimated fair value exceeded its respective book value and therefore goodwill was not impaired.

Amortization expense is included in underwriting, general and administrative expenses in the statement of operations.

Separate Accounts

Assets and liabilities associated with separate accounts relate to considerations for variable annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the accounts are administered by reinsurers.

Reserves

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, particularly for liability coverage, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations of the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts primarily include traditional life insurance policies no longer offered and policies disposed of via reinsurance (FFG and LTC contracts).

Union Security Life Insurance Company of New York

Future policy benefits and expense reserves for LTC and the traditional life insurance contracts no longer offered, are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Risks related to the reserves recorded for policies under FFG, LTC and life insurance no longer offered have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, vision contracts and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long-term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

Deferred Gain on Disposal of Businesses

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue accordingly. Based on the Company's 2014 annual review, the Company re-established $516 of the FFG deferred gain. There were no adjustments to the estimates affecting the deferred gain in 2013.

Premiums

Long Duration Contracts

Premiums for LTC insurance and life insurance contracts no longer offered are recognized as revenue when due from the policyholder. For investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold and life insurance contracts no longer offered, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue over the contract term in proportion to the amount of insurance protection provided. The Company's short duration contracts primarily include group term life, group disability, dental, vision and credit life and disability.

Total Other-Than-Temporary Impairment Losses

For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Union Security Life Insurance Company of New York

Fees and Other Income

The Company derives fees and other income from providing administrative services. These fees are recognized monthly when services are performed.

Underwriting, General and Administrative Expenses

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

Leases

The Company records expenses for operating leases on a straight-line basis over the lease term.

Contingencies

The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are reasonable.

Recent Accounting Pronouncements — Adopted

On January 1, 2014, the Company adopted the new guidance on presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The adoption of this new presentation guidance did not impact the Company's financial position or results of operations.

On January 1, 2014, the Company adopted the other expenses guidance that addresses how health insurers should recognize and classify in their statements of operations fees mandated by the Affordable Care Act. The Affordable Care Act imposes an annual fee on health insurers for each calendar year beginning on or after January 1, 2014. The amendments specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense ratably over the calendar year during which it is payable. For the calendar year ended December 31, 2014, the Company ratably recorded $146 in underwriting, general and administrative expenses in the statements of operations, and paid, in full, the final assessment during the third quarter of 2014.

Recent Accounting Pronouncements — Not Yet Adopted

In May 2014, the Financial Accounting Standards Board ("FASB") issued amended guidance on revenue recognition. The amended guidance affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. Insurance contracts are within the scope of other standards and therefore are specifically excluded from the scope of the amended revenue recognition guidance. The core principle of the amended guidance is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve the core principle, the entity applies a five step process outlined in the amended guidance. The amended guidance also includes a cohesive set of disclosure requirements. The amended guidance is effective for interim and annual periods beginning after December 15, 2016 and early adoption is not permitted. Therefore, the Company is required to adopt the guidance on January 1, 2017. An entity can choose to apply the amended guidance using either the full retrospective approach or a modified retrospective approach. The Company is currently evaluating the requirements of the revenue recognition guidance as it relates to its non-insurance contract revenue and the potential impact on the Company's financial position and results of operations.

Union Security Life Insurance Company of New York

3. INVESTMENTS

The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and other-than-temporary impairment ("OTTI") of our fixed maturity and equity securities as of the dates indicated:

	December 31, 2014
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$608	$189	$0	$797	$0
States, municipalities and political subdivisions	26,614	2,304	0	28,918	0
Foreign governments	255	121	0	376	0
Commercial mortgage-backed	470	29	0	499	0
Residential mortgage-backed	6,653	1,059	(11)	7,701	481
Corporate	50,962	8,343	(127)	59,178	0
Total fixed maturity securities	$85,562	$12,045	$(138)	$97,469	$481
Equity securities:
Non-redeemable preferred stocks	$7,333	$678	$(43)	$7,968	$0
	December 31, 2013
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$573	$164	$0	$737	$0
States, municipalities and political subdivisions	26,026	2,396	0	28,422	0
Foreign governments	255	83	0	338	0
Commercial mortgage-backed	693	59	0	752	0
Residential mortgage-backed	6,993	711	(53)	7,651	404
Corporate	60,446	6,182	(449)	66,179	0
Total fixed maturity securities	$94,986	$9,595	$(502)	$104,079	$404
Equity securities:
Non-redeemable preferred stocks	$6,901	$470	$(171)	$7,200	$0

(a)  Represents the amount of OTTI recognized in accumulated other comprehensive income ("AOCI"). Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Our states, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state's exposure (including both general obligation and revenue securities) exceeding 4% and 3% of the overall investment portfolio as of December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $13,075 and $10,846, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as "pre-refunded bonds"), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2014 and 2013, revenue bonds account for 55% and 54% of the holdings, respectively. Excluding pre-refunded revenue bonds, the activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily higher education, highway, water, transit, specifically pledged tax revenues, and other miscellaneous sources such as bond banks, finance authorities and appropriations.

The Company's largest European investment exposure in its corporate fixed maturity and equity securities is the country of the United Kingdom. The United Kingdom represents approximately 6% of our corporate securities as of December 31, 2014 and 2013. No other European country represented more than 2% of our corporate securities as of December 31, 2014 and 2013. All the European investments are denominated in U.S. dollars. Our international investments are managed as part of our overall portfolio with the same approach to risk management and focus on diversification.

Union Security Life Insurance Company of New York

The Company has exposure to the energy sector in its corporate fixed maturity securities of $7,852 with a net unrealized gain of $968 at December 31, 2014 and $9,137 with a net unrealized gain of $828 at December 31, 2013. Approximately 97% and 93% of the energy exposure is rated as investment grade as of December 31, 2014 and 2013, respectively.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2014 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$2,550	$2,623
Due after one year through five years	14,379	15,839
Due after five years through ten years	21,857	24,188
Due after ten years	39,653	46,619
Total	78,439	89,269
Commercial mortgage-backed	470	499
Residential mortgage-backed	6,653	7,701
Total	$85,562	$97,469

Major categories of net investment income were as follows:

	Years Ended December 31,
	2014	2013	2012
Fixed maturity securities	$4,892	$5,251	$5,735
Equity securities	477	462	412
Commercial mortgage loans on real estate	1,681	1,496	1,604
Policy loans	12	16	13
Other investments	20	31	42
Total investment income	7,082	7,256	7,806
Investment expenses	(248)	(256)	(245)
Net investment income	$6,834	$7,000	$7,561

No material investments of the Company were non-income producing for the years ended December 31, 2014, 2013, and 2012.

The following table summarizes the proceeds from sales of available for sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2014	2013	2012
Proceeds from sales	$6,303	$15,065	$8,748
Gross realized gains	404	929	471
Gross realized losses	106	264	77

For securities sold at a loss during 2014, the average period of time these securities were trading continuously at a price below book value was approximately 12 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2014	2013	2012
Net realized gains related to sales and other:
Fixed maturity securities	$248	$430	$309
Equity securities	3	295	62
Commercial mortgage loans on real estate	12	113	0
Total net realized gains related to sales and other	263	838	371
Net realized losses related to other-than-temporary impairments:
Equity securities	0	0	(6)
Total net realized losses related to other-than-temporary impairments	0	0	(6)
Total net realized gains	$263	$838	$365

Union Security Life Insurance Company of New York

Other-Than-Temporary Impairments

The Company follows the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Years Ended December 31,
	2014	2013	2012
Balance, beginning of year	$446	$1,496	$1,573
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(132)	(11)	(6)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	238	(1,039)	(71)
Balance, end of year	$552	$446	$1,496

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

Union Security Life Insurance Company of New York

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2014 and 2013 were as follows:

	December 31, 2014
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Residential mortgage-backed	$0	$0	$526	$(11)	$526	$(11)
Corporate	683	(39)	697	(88)	1,380	(127)
Total fixed maturity securities	$683	$(39)	$1,223	$(99)	$1,906	$(138)
Equity securities:
Non-redeemable preferred stocks	$615	$(28)	$235	$(15)	$850	$(43)
	December 31, 2013
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Residential mortgage-backed	$2,174	$(29)	$520	$(24)	$2,694	$(53)
Corporate	7,394	(426)	225	(23)	7,619	(449)
Total fixed maturity securities	$9,568	$(455)	$745	$(47)	$10,313	$(502)
Equity securities:
Non-redeemable preferred stocks	$2,966	$(171)	$0	$0	$2,966	$(171)

Total gross unrealized losses represent approximately 7% and 5% of the aggregate fair value of the related securities at December 31, 2014 and 2013, respectively. Approximately 37% and 93% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2014 and 2013, respectively. The total gross unrealized losses are comprised of 9 and 27 individual securities at December 31, 2014 and 2013, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2014 and 2013. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2014, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company's residential mortgage-backed and corporate fixed maturity securities, and in non-redeemable preferred stocks. The Company's corporate fixed maturity securities loss position relates to securities in the industrial sector. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, we apply an impairment model similar to that used for our fixed maturity securities. As of December 31, 2014, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. Therefore, the Company did not recognize an OTTI on those perpetual preferred securities that had been in a continuous unrealized loss position for twelve months or more. As of December 31, 2014, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available for sale fixed maturity securities in an unrealized loss position at December 31, 2014, by contractual maturity, is shown below.

	Cost or Amortized Cost	Fair Value
Due after one year through five years	$224	$221
Due after ten years	1,283	1,159
Total	$1,507	$1,380
Residential mortgage-backed	537	526
Total	$2,044	$1,906

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2014, approximately 8.7% of our residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 0.7% of the total fixed income portfolio and 4.0% of the total unrealized gain position. The one security with sub-prime

Union Security Life Insurance Company of New York

exposure is below investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the United States. At December 31, 2014, approximately 43% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of Washington, Colorado and California. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $373 to $1,880 at December 31, 2014 and from $385 to $2,402 at December 31, 2013.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.

The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2014
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$15,073	74.8%	2.28
71 - 80%	2,266	11.2%	1.15
81 - 95%	2,819	14.0%	1.15
Gross commercial mortgage loans	20,158	100.0%	2.00
Less valuation allowance	(386)
Net commercial mortgage loans	$19,772
	December 31, 2013
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$17,166	67.7%	2.41
71 - 80%	2,972	11.7%	1.14
81 - 95%	5,219	20.6%	1.16
Gross commercial mortgage loans	25,357	100.0%	2.01
Less valuation allowance	(398)
Net commercial mortgage loans	$24,959

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $386 and $398 at December 31, 2014 and 2013, respectively. In 2014 and 2013, the loan valuation allowance decreased $12 and $114, respectively, due to changing economic conditions and geographic concentrations.

The Company has fixed maturity securities of $797 and $737 at December 31, 2014 and 2013, respectively, on deposit with governmental authorities as required by law.

Union Security Life Insurance Company of New York

4. FAIR VALUE DISCLOSURES

Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosure guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.

•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2014 and 2013. The amounts presented below for Cash equivalents and Assets and Liabilities held in separate accounts differ from the amounts presented in the balance sheet because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets and Liabilities held in separate accounts are received directly from third parties.

	December 31, 2014
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$797	$0		$797		$0
State, municipalities and political subdivisions	28,918	0		28,918		0
Foreign governments	376	0		376		0
Commercial mortgage-backed	499	0		499		0
Residential mortgage-backed	7,701	0		7,701		0
Corporate	59,178	0		57,970		1,208
Equity securities:
Non-redeemable preferred stocks	7,968	0		7,968		0
Short-term investments	7,202	7,202	(b)	0		0
Cash equivalents	50	50	(b)	0		0
Assets held in separate accounts	11,930	8,028	(a)	3,902	(c)	0
Total financial assets	$124,619	$15,280		$108,131		$1,208
Financial Liabilities
Liabilities related to separate accounts	$11,930	$8,028	(a)	$3,902	(c)	$0

Union Security Life Insurance Company of New York

	December 31, 2013
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$737	$0		$737		$0
State, municipalities and political subdivisions	28,422	0		27,321		1,101
Foreign governments	338	0		338		0
Commercial mortgage-backed	752	0		752		0
Residential mortgage-backed	7,651	0		7,651		0
Corporate	66,179	0		64,871		1,308
Equity securities:
Non-redeemable preferred stocks	7,200	0		7,200		0
Short-term investments	1,911	1,911	(b)	0		0
Cash equivalents	610	610	(b)	0		0
Assets held in separate accounts	11,978	9,650	(a)	2,328	(c)	0
Total financial assets	$125,778	$12,171		$111,198		$2,409
Financial Liabilities
Liabilities related to separate accounts	$11,978	$9,650	(a)	$2,328	(c)	$0

a.  Mainly includes mutual funds.

b.  Mainly includes money market funds.

c.  Mainly includes fixed maturity securities.

There were no transfers between Level 1 and Level 2 financial assets during 2014 or 2013. However, there were transfers between Level 2 and Level 3 financial assets in 2014 and 2013, which are reflected in the "Transfers in" and "Transfers out" columns below. Transfers between Level 2 and Level 3 most commonly occur from changes in the availability of observable market information and re-evaluation of the observability of pricing inputs. Any remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2014 and 2013:

	Year Ended December 31, 2014
	Balance, beginning of period	Total losses (realized/ unrealized) included in earnings (1)	Net unrealized gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
States, municipalities and political subdivisions	$1,101	$0	$0	$0	$0	$0	$(1,101)	$0
Corporate	1,308	(13)	13	232	(332)	0	0	1,208
Total level 3 assets	$2,409	$(13)	$13	$232	$(332)	$0	$(1,101)	$1,208

Union Security Life Insurance Company of New York

	Year Ended December 31, 2013
	Balance, beginning of period	Total gains (realized/ unrealized) included in earnings (1)	Net unrealized (losses) gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
States, municipalities and political subdivisions	$0	$0	$81	$1,020	$0	$0	$0	$1,101
Corporate	1,483	290	(92)	0	(412)	288	(249)	1,308
Equity securities:
Non-redeemable preferred stocks	1	0	0	0	0	0	(1)	0
Total level 3 assets	$1,484	$290	$(11)	$1,020	$(412)	$288	$(250)	$2,409

(1)  Included as part of net realized gains on investments in the statement of operations.

(2)  Included as part of change in unrealized gains on securities in the statement of comprehensive income.

(3)  Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, the market valuation technique is generally used. For the years ended December 31, 2014 and 2013, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.

Level 1 Securities

The Company's investments and liabilities classified as Level 1 as of December 31, 2014 and 2013, consisted of mutual funds and money market funds that are publicly listed and/or actively traded in an established market.

Level 2 Securities

The Company's Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority

Union Security Life Insurance Company of New York

of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for level 2 investment types follow:

United States Government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by our pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.

State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by our pricing service utilizing material event notices and new issue data inputs in addition to the standard inputs.

Foreign governments: Foreign government securities are priced by our pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.

Commercial mortgage-backed and residential mortgage-backed: Commercial mortgage-backed and residential mortgage-backed securities are priced by our pricing service utilizing monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

Corporate: Corporate securities are priced by our pricing service utilizing standard inputs. Non-investment grade securities within this category are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.

Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.

Assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.

Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.

Level 3 Securities

The Company's investments classified as Level 3 as of December 31, 2014 and 2013, consisted of fixed maturity securities. All of the Level 3 fixed maturity securities are priced using non-binding broker quotes which cannot be corroborated with Level 2 inputs. Of our total Level 3 fixed maturity securities, $74 and $79 were priced by a pricing service using single broker quotes due to insufficient information to provide an evaluated price as of December 31, 2014 and 2013, respectively. The single broker quotes are provided by market makers or broker-dealers who are recognized as market participants in the markets in which they are providing the quotes. The remaining $1,134 and $2,330 were priced internally using independent and non-binding broker quotes as of December 31, 2014 and 2013, respectively. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received from both the pricing service and internally are reviewed for reasonableness by management and if necessary, management works with the pricing service or broker to further understand how they developed their price.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

•  There are few recent transactions,

•  Little information is released publicly,

•  The available prices vary significantly over time or among market participants,

•  The prices are stale (i.e., not current), and

•  The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

Union Security Life Insurance Company of New York

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans.

Fair Value of Financial Instruments Disclosures

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, such as those related to insurance contracts.

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheet equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

•  Cash and cash equivalents

•  Fixed maturity securities

•  Equity securities

•  Short-term investments

•  Assets held in separate accounts

•  Liabilities related to separate accounts

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet, the Company used the following methods and assumptions:

Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The model inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

Policy loans: the carrying value of policy loans reported in the balance sheet approximates fair value.

Other investments: Other investments include CAPCOs tax credits which are recorded at amortized cost. The carrying value reported for these investments approximates fair value. Due to the nature of these investments, there is a lack of liquidity in the primary market which results in the holdings being classified as Level 3.

Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.

Funds held under reinsurance: the carrying value reported approximates fair value due to the short maturity of the instruments.

Union Security Life Insurance Company of New York

The following tables disclose the carrying value, fair value amount and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheet:

	December 31, 2014
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets
Commercial mortgage loans on real estate	$19,772	$22,366	$0	$0	$22,366
Policy loans	217	217	217	0	0
Other investments	172	172	0	0	172
Total financial assets	$20,161	$22,755	$217	$0	$22,538
Financial liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4,487	$5,074	$0	$0	$5,074
Funds withheld under reinsurance	167	167	167	0	0
Total financial liabilities	$4,654	$5,241	$167	$0	$5,074
	December 31, 2013
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets
Commercial mortgage loans on real estate	$24,959	$27,981	$0	$0	$27,981
Policy loans	219	219	219	0	0
Total financial assets	$25,178	$28,200	$219	$0	$27,981
Financial liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4,007	$4,261	$0	$0	$4,261
Funds withheld under reinsurance	159	159	159	0	0
Total financial liabilities	$4,166	$4,420	$159	$0	$4,261

(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

5. INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company's income comes from domestic sources. Information about the Company's current and deferred federal tax expense (benefit) follows:

	Years Ended December 31,
	2014	2013	2012
Current expense	$378	$256	$1,842
Deferred expense (benefit)	1,474	673	(203)
Total income tax expense	$1,852	$929	$1,639

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2014	2013	2012
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Tax exempt interest	(8.0)	(12.3)	(8.9)
Dividend received deduction	(1.4)	(2.2)	(1.5)
Non deductible health insurer fee	0.7	0.0	0.0
Permanent nondeductible expenses	0.1	0.1	0.2
Other	0.0	0.0	0.3
Effective income tax rate:	26.4%	20.6%	25.1%

Union Security Life Insurance Company of New York

The 2014 decrease in the deduction for tax-exempt interest and dividends received is primarily due to the increase in pre-tax income.

As of December 31, 2014, 2013, and 2012, the Company had no liability for unrecognized tax benefits. The Company had no activity related to unrecognized tax benefits for the year ended December 31, 2014 and 2013.

The Company's continuing practice is to recognize interest expense related to income tax matters in income tax expense. During the years ended December 31, 2014 and 2013, the Company's interest expense amounts related to income tax matters were immaterial. The interest accrued as of December 31, 2014 and 2013, respectively, was also immaterial. No penalties have been accrued.

The Company files federal income tax returns in the U.S. The Company has substantially concluded all U.S. federal income tax matters for years through 2011.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2014	2013
Deferred tax assets
Deferred gain on disposal of business	$871	$791
Investments, net	1,740	2,123
Deferred acquisition costs	1,059	1,013
Employee and post-retirement benefits	0	800
Capital loss carryforward	0	266
Compensation related	2	5
Other	4	4
Total deferred tax asset	3,676	5,002
Deferred tax liabilities
Policyholder and separate account reserves	(1,324)	(1,542)
Net unrealized appreciation on securities	(4,390)	(3,279)
Employee and post-retirement benefits	(375)	0
Other	(37)	(54)
Total deferred tax liability	(6,126)	(4,875)
Net deferred income tax (liability) asset	$(2,450)	$127

The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to the Company based on the provisions of the tax sharing agreement. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $3,676 will be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax-planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2014, the Company had no net operating loss carryforward or capital loss carryforward for U.S. federal income tax purposes.

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2014	2013
Insurance premiums receivable	$1,459	$1,508
Other receivables	220	200
Total (1)	$1,679	$1,708

(1)  For the years ended December 31, 2014 and 2013, the Company did not have any material allowances for uncollectible items.

Union Security Life Insurance Company of New York

7. STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All the shares are issued and outstanding as of December 31, 2014 and 2013 and are owned by the Parent (see Note 1). The Company paid dividends of $3,890, $10,033, and $609 during the year ended December 31, 2014, 2013 and 2012, respectively. The Company returned capital of $959 during the year ended December 31, 2013. There was no return of capital in 2014 or 2012.

The maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

8. STATUTORY INFORMATION

The Company prepares financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

Reconciliations of net income and stockholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

	Net Income			Shareholder's Equity
	2014	2013	2012	2014	2013
Based on statutory accounting principles	$5,590	$5,441	$5,518	$42,756	$40,900
Deferred acquisition costs	(97)	(113)	(15)	4	101
Deferred and uncollected premiums	(40)	6	1	0	40
Policy and claim reserves	(850)	(1,067)	(914)	4,895	5,745
Investment valuation difference	(62)	175	(32)	12,127	9,037
Commissions and fees	1	6	22	0	(1)
Deferred taxes	(1,474)	(673)	203	(5,180)	(3,720)
Deferred gain on disposal of businesses	4	135	149	(2,489)	(2,261)
Goodwill and intangibles	0	0	(7)	324	324
Pension	2,032	(353)	(309)	(253)	(2,285)
Reinsurance in unauthorized companies	0	0	0	2	12
Interest maintenance reserve, deferral and amortization	66	16	268	626	560
Asset valuation reserve	0	0	0	768	1,009
Non-admitted assets and other	0	0	0	2,135	2,926
Based on generally accepted accounting principles	$5,170	$3,573	$4,884	$55,715	$52,387

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary dividends of $3,890 during the year ended December 31, 2014. No extraordinary dividends were declared and paid in 2014. The Company declared and paid dividends of $10,992, of which $4,492 was ordinary and $6,500 was extraordinary during the year ended December 31, 2013. (For GAAP purposes, the $959 of the extraordinary dividend was classified as a return of capital.) The company declared and paid ordinary dividends of $609 during the years ended December 31, 2012. No extraordinary dividends were declared and paid in 2012. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurer's surplus as regards to policyholders on December 31 of the next year, or the net gain from operations. The Company has the ability, under state regulatory requirements, to dividend up to approximately $4,076 to the Parent in 2015 without permission from New York regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.

Union Security Life Insurance Company of New York

State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company's total adjusted capital ("TAC") to its RBC (the "RBC Ratio"). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.

Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100% but less than 200% (the "Company Action Level"), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.

As of December 31, 2014, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2014, the TAC of the Company subject to RBC requirements was $43,524, and the corresponding Authorized Control Level was $4,235.

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2014	2013
Ceded future policyholder benefits and expense	$208,022	$143,007
Ceded unearned premium	3,857	2,667
Ceded claims and benefits payable	36,809	29,983
Ceded paid losses	1,484	1,644
Total	$250,172	$177,301

A key credit quality indicator for reinsurance is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2014 grouped by A.M. Best rating:

A.M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$203,351	$3,857	$36,034	$145	$243,387
A or A–	4,671	0	27	5	4,703
Not rated	0	0	748	1,334	2,082
Reinsurance recoverable	$208,022	$3,857	$36,809	$1,484	$250,172

A.M. Best ratings for The Hartford and John Hancock, the reinsurers with the largest reinsurance recoverable balances, are A– and A+, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of John Hancock and The Hartford. The total amount of recoverable for these two reinsurers is $243,308 as of December 31, 2014. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2014			2013			2012
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$8,254	$18,990	$27,244	$10,353	$22,284	$32,637	$9,832	$24,950	$34,782
Premiums assumed	295	5,458	5,753	350	5,981	6,331	301	6,506	6,807
Premiums ceded	(8,254)	(1,041)	(9,295)	(10,353)	(1,272)	(11,625)	(9,832)	(1,680)	(11,512)
Net earned premiums	$295	$23,407	$23,702	$350	$26,993	$27,343	$301	$29,776	$30,077
Direct policyholder benefits	80,833	12,604	93,437	18,380	14,181	32,561	$18,909	$16,494	$35,403
Policyholder benefits assumed	258	3,911	4,169	151	8,022	8,173	600	4,279	4,879
Policyholder benefits ceded	(80,833)	(832)	(81,665)	(18,380)	(1,073)	(19,453)	(18,948)	(1,717)	(20,665)
Net policyholder benefits	$258	$15,683	$15,941	$151	$21,130	$21,281	$561	$19,056	$19,617

Union Security Life Insurance Company of New York

The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.

Loss Protection and Capital Management

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual risks. Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

Business Divestitures

The Company has used reinsurance to exit certain businesses, such as the disposals of FFG and LTC. Reinsurance was used in these cases to facilitate the transactions because the businesses shared legal entities with operating segments that the Company retained. Assets supporting liabilities ceded relating to these businesses are held mainly in trusts for LTC and the separate accounts relating to FFG are still reflected in the Company's balance sheet.

If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $4,671 and $4,341 as of December 31, 2014 and 2013, respectively. The reinsurance recoverable from John Hancock was $238,637 and $165,861 as of December 31, 2014 and 2013, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2014, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses and the Company has not been obligated to fulfill any of such reinsurers' obligations.

John Hancock and The Hartford have paid their obligations when due and there have been no disputes.

10. RESERVES

The following table provides reserve information of the Company's major product lines at the dates shown:

	December 31, 2014				December 31, 2013
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Universal life and other products no longer offered	$672	$2	$633	$1	$668	$2	$635	$1
FFG, LTC and other disposed businesses	207,348	3,854	29,099	3,003	142,337	2,646	23,117	2,102
Other	2,958	12	131	38	3,036	13	178	40
Short Duration Contracts:
Group term life	0	51	7,176	503	0	37	7,733	692
Group disability	0	134	63,087	3,007	0	103	69,823	3,612
Medical	0	2	672	23	0	2	1,007	33
Dental	0	175	34	368	0	134	43	465
Credit life and disability	0	48	148	499	0	58	333	724
Other	0	3	0	4	0	1	0	6
Total	$210,978	$4,281	$100,980	$7,446	$146,041	$2,996	$102,869	$7,675

Union Security Life Insurance Company of New York

The following table provides a roll forward of the Company's product lines with the most significant short duration claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

	Group Term Life	Group Disability
Balance as of December 31, 2011, gross of reinsurance	$11,404	$88,945
Less: Reinsurance ceded and other (1)	(391)	(4,660)
Balance as of January 1, 2012, net of reinsurance	11,013	84,285
Incurred losses related to:
Current year	2,366	7,275
Prior year's interest	418	3,806
Prior year(s)	(866)	(1,670)
Total incurred losses	1,918	9,411
Paid losses related to:
Current year	1,486	1,200
Prior year(s)	2,587	17,505
Total paid losses	4,073	18,705
Balance as of December 31, 2012, net of reinsurance	8,858	74,991
Plus: Reinsurance ceded and other (1)	173	4,670
Balance as of December 31, 2012, gross of reinsurance	9,031	79,661
Less: Reinsurance ceded and other (1)	(173)	(4,670)
Balance as of January 1, 2013, net of reinsurance	8,858	74,991
Incurred losses related to:
Current year	1,976	8,438
Prior year's interest	385	3,450
Prior year(s)	(621)	20
Total incurred losses	1,740	11,908
Paid losses related to:
Current year	1,133	1,467
Prior year(s)	1,190	16,344
Total paid losses	2,323	17,811
Balance as of December 31, 2013, net of reinsurance	8,275	69,088
Plus: Reinsurance ceded and other (1)	150	4,347
Balance as of December 31, 2013, gross of reinsurance	8,425	73,435
Less: Reinsurance ceded and other (1)	(150)	(4,347)
Balance as of January 1, 2014, net of reinsurance	8,275	69,088
Incurred losses related to:
Current year	1,977	7,014
Prior year's interest	361	3,047
Prior year(s)	(323)	(1,765)
Total incurred losses	2,015	8,296
Paid losses related to:
Current year	1,484	1,761
Prior year(s)	1,258	13,857
Total paid losses	2,742	15,618
Balance as of December 31, 2014, net of reinsurance	7,548	61,766
Plus: Reinsurance ceded and other (1)	131	4,328
Balance as of December 31, 2014, gross of reinsurance	$7,679	$66,094

(1)  Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

Union Security Life Insurance Company of New York

Short Duration Contracts

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior years" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior years" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

Group term life case and IBNR reserve redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group disability case and IBNR reserves show redundancies in 2014 and 2012 due to actual claim recovery rates exceeding those assumed in prior year reserves. However, case and IBNR reserves show a small deficiency in 2013 due to actual claim recovery rates being less than those assumed in prior year reserves. The relatively small size of the block can lead to volatile results year over year.

The Company's group disability products include short and long-term disability coverage. Case and IBNR reserves for long-term disability claims have been discounted at 5.25% for claims incurred in 2010 and prior years, and between 4.25% and 4.75% for claims incurred after 2010. The amount of discounts deducted from outstanding reserves as of December 31, 2014 and 2013 are $18,195 and $21,348, respectively.

Long Duration Contracts

The Company's long duration contracts are primarily comprised of life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

FFG and LTC

Reserves for business previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.

The Company recorded an out-of-period adjustment in 2012 in the amount of $411 ($267, net of tax) to properly reflect our reserves. The Company did not consider the adjustment to be material to the 2012 or prior year financial statements.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post-retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee pensionable earnings. Pension costs allocated to the Company amounted to $72, $339 and $297 for 2014, 2013 and 2012, respectively.

As of January 1, 2014, the Parent's Pension and Executive Pension Plans are no longer offered to new hires. Current employees will not be affected and will continue to accrue benefits under the Parent's Pension and Executive Pension Plans. Employees who are currently eligible, but not yet participating in the Parent's Pension and Executive Pension Plans, will remain eligible to participate in the future once they meet the Parent's Pension and Executive Pension Plans' requirements.

Union Security Life Insurance Company of New York

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $16, $41 and $72 in 2014, 2013 and 2012, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. On July 1, 2011, the Parent terminated certain health care benefits for employees who do not qualify for "grandfathered" status and will no longer offer these benefits to new hires. The Parent contribution, plan design and other terms of remaining benefits will not change for those grandfathered employees. The Parent has the right to modify or terminate these benefits. During 2014, 2013 and 2012 the Company incurred expenses related to postretirement benefits of $3, $13 and $13, respectively.

12. ACCUMULATED OTHER COMPREHENSIVE INCOME

Certain amounts included in the statement of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

	Year Ended December 31, 2014
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2013	$5,950	$263	$6,213
Other comprehensive income before reclassifications	1,802	50	1,852
Amounts reclassified from accumulated other comprehensive income	196	0	196
Net current-period other comprehensive income	1,998	50	2,048
Balance at December 31, 2014	$7,948	$313	$8,261
	Year Ended December 31, 2013
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2012	$10,495	$110	$10,605
Other comprehensive loss before reclassifications	(4,840)	(43)	(4,883)
Amounts reclassified from accumulated other comprehensive income	295	196	491
Net current-period other comprehensive (loss) income	(4,545)	153	(4,392)
Balance at December 31, 2013	$5,950	$263	$6,213
	Year Ended December 31, 2012
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2011	$7,922	$93	$8,015
Other comprehensive income before reclassifications	2,344	17	2,361
Amounts reclassified from accumulated other comprehensive income	229	0	229
Net current-period other comprehensive income	2,573	17	2,590
Balance at December 31, 2012	$10,495	$110	$10,605

Union Security Life Insurance Company of New York

The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2014	2013	2012
Unrealized gains on securities	$301	$454	$353	Net realized gains on investments, excluding other-than-temporary impairment losses
	(105)	(159)	(124)	Provision for income taxes
	$196	$295	$229	Net of tax
OTTI	$0	$301	$0	Portion of net loss recognized in other comprehensive income, before taxes
	0	(105)	0	Provision for income taxes
	$0	$196	$0	Net of Tax
Total reclassifications for the period	$196	$491	$229	Net of tax

13. RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net fees paid for these services to the Parent and its affiliates for the years ended December 31, 2014, 2013 and 2012 were $6,497, $7,232 and $9,132, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

14. COMMITMENTS AND CONTINGENCIES

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations.

Although the Company cannot predict the outcome of any pending or future litigation, examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
at December 31, 2014
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$608	$797	$797
States, municipalities and political subdivisions	26,614	28,918	28,918
Foreign governments	255	376	376
Commercial mortgage-backed	470	499	499
Residential mortgage-backed	6,653	7,701	7,701
Corporate	50,962	59,178	59,178
Total fixed maturity securities	85,562	97,469	97,469
Equity securities:
Non-redeemable preferred stocks	7,333	7,968	7,968
Commercial mortgage loans on real estate, at amortized cost	19,772	22,366	19,772
Policy loans	217	217	217
Short-term investments	7,202	7,202	7,202
Other investments	172	172	172
Total investments	$120,258	$135,394	$132,800

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
for the years ended December 31, 2014, 2013 & 2012
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenue	Net investment income	Benefits claims, losses and settlement expenses	Other* operating expenses
	(in thousands)
2014	$210,978	$4,281	$108,426	$23,702	$6,834	$15,941	$7,755
2013	$146,041	$2,996	$110,544	$27,343	$7,000	$21,281	$9,935
2012	$136,447	$3,256	$116,068	$30,077	$7,561	$19,617	$12,454

*  Includes underwriting, general and administrative expenses.

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
for the year ended December 31, 2014
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$907,453	$132,724	$0	$774,729	0.0%
Premiums:
Life insurance	$4,715	$1,064	$0	$3,651	0.0%
Accident and health insurance	22,529	8,231	5,753	20,051	28.7%
Total earned premiums	$27,244	$9,295	$5,753	$23,702	24.3%
Benefits:
Life insurance	$3,775	$1,462	$0	$2,313	0.0%
Accident and health insurance	89,662	80,203	4,169	13,628	30.6%
Total policyholder benefits	$93,437	$81,665	$4,169	$15,941	26.1%

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
for the year ended December 31, 2013
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,305,072	$144,288	$0	$1,160,784	0.0%
Premiums:
Life insurance	$6,088	$1,616	$0	$4,472	0.0%
Accident and health insurance	26,549	10,009	6,331	22,871	27.7%
Total earned premiums	$32,637	$11,625	$6,331	$27,343	23.2%
Benefits:
Life insurance	$4,617	$2,226	$0	$2,391	0.0%
Accident and health insurance	27,944	17,227	8,173	18,890	43.3%
Total policyholder benefits	$32,561	$19,453	$8,173	$21,281	38.4%

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
for the year ended December 31, 2012
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,527,165	$157,762	$0	$1,369,403	0.0%
Premiums:
Life insurance	$5,908	$961	$0	$4,947	0.0%
Accident and health insurance	28,874	10,551	6,807	25,130	27.1%
Total earned premiums	$34,782	$11,512	$6,807	$30,077	22.6%
Benefits:
Life insurance	$4,217	$1,653	$0	$2,564	0.0%
Accident and health insurance	31,186	19,012	4,879	17,053	28.6%
Total policyholder benefits	$35,403	$20,665	$4,879	$19,617	24.9%

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
as of December 31, 2014, 2013 and 2012
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2014:
Valuation allowance for mortgage loans on real estate	$398	$(12)	$0	$0	$386
Total	$398	$(12)	$0	$0	$386
2013:
Valuation allowance for mortgage loans on real estate	$512	$(114)	$0	$0	$398
Total	$512	$(114)	$0	$0	$398
2012:
Valuation allowance for mortgage loans on real estate	$512	$0	$0	$0	$512
Total	$512	$0	$0	$0	$512

Union Security Life Insurance Company of New York

(F) SELECTED FINANCIAL DATA

Union Security Life Insurance Company of New York
Five-Year Summary of Selected Financial Data

	For the Years Ended December 31,
	2014	2013	2012	2011	2010
Statements of Operations Data:
Revenues
Net earned premiums	$23,702	$27,343	$30,077	$35,543	$38,641
Net investment income	6,834	7,000	7,561	8,249	7,891
Net realized gains (losses) on investments (1)	263	838	365	299	(44)
Amortization of deferred gain on disposal of businesses	(228)	398	436	480	(332)
Fees and other income	147	139	155	140	649
Total revenues	30,718	35,718	38,594	44,711	46,805
Benefits, losses and expenses
Policyholder benefits	15,941	21,281	19,617	32,214	20,445
Underwriting, general and administrative expenses	7,755	9,935	12,454	10,946	13,792
Goodwill impairment (2)	0	0	0	0	790
Total benefits, losses and expenses	23,696	31,216	32,071	43,160	35,027
Income before provision (benefit) for income taxes	7,022	4,502	6,523	1,551	11,778
Provision (benefit) for income taxes	1,852	929	1,639	(227)	4,050
Net income	$5,170	$3,573	$4,884	$1,778	$7,728
Selected Balance Sheet Data:
Cash and cash equivalents and investments	$132,920	$139,565	$159,238	$160,679	$161,698
Total assets	$399,188	$332,600	$341,151	$334,268	$321,565
Policy liabilities (3)	$323,685	$259,581	$255,771	$258,179	$244,047
Total stockholder's equity	$55,715	$52,387	$64,198	$57,333	$54,186

(1)  Included in net realized gains (losses) are other-than-temporary impairments of $6, $21 and $105 for 2012, 2011 and 2010, respectively.

(2)  Following the completion of our annual goodwill impairment analysis, we recorded a goodwill impairment charge of $790 during 2010. The goodwill impairment charge did not have any related tax benefit.

(3)  Policy liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.

(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.

(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Some of the statements under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this registration statement, particularly those anticipating future events, financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as "will," "may," "anticipates," "expects," "estimates," "projects," "intends," "plans," "believes," "targets," "forecasts," "potential," "approximately," or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments.

In addition to other factors described in this statement, the following risk factors could cause our actual results to differ materially from those currently estimated by management:

•  loss of significant client relationships or business, distribution sources and contracts;

•  failure to attract and retain sales representatives or key managers;

Union Security Life Insurance Company of New York

•  general global economic, financial market and political conditions (including difficult conditions in financial markets and the global economic slowdown, fluctuations in interest rates or a prolonged period of low interest rates, monetary policies, unemployment and inflationary pressure);

•  current or new laws and regulations, including recently passed legislation relating to health care reform, that could increase our costs and/or decrease our revenues;

•  inadequacy of reserves established for future claims losses;

•  failure to predict or manage benefits, claims and other costs;

•  significant competitive pressures in our businesses;

•  data breaches compromising client information and privacy;

•  diminished value of invested assets in our investment portfolio (due to, among other things, volatility in financial markets, the global economic slowdown, credit and liquidity risk, other-than-temporary impairments and increases in interest rates);

•  inability of reinsurers to meet their obligations;

•  insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance;

•  a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry);

•  deterioration in the Company's market capitalization compared to its book value that could impair the Company's goodwill;

•  credit risk of some of our agents;

•  negative publicity and impact on our business due to unfavorable outcomes in litigation and/or regulatory investigations; and

•  cyclicality of the insurance industry.

These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement. For a more detailed discussion of the risk factors that could affect our actual results, please refer to the section entitled "Risk Factors" in this registration statement.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and accompanying notes which appear elsewhere in this report. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this report, particularly under the headings the section titled "Risk Factors" and "Forward-Looking Statements."

The following discussion covers the twelve months ended December 31, 2014 ("Twelve Months 2014"), twelve months ended December 31, 2013 ("Twelve Months 2013") and twelve months ended December 31, 2012 ("Twelve Months 2012"). Please see the discussion that follows for a more detailed analysis of the fluctuations.

Critical Factors Affecting Results

Our results depend on the appropriateness of our product pricing, underwriting and the accuracy of our methodology for the establishment of reserves for future policyholder benefits and claims, returns on and values of invested assets and our ability to manage our expenses. Factors affecting these items, including unemployment, difficult conditions in financial markets and the global economy, may have a material adverse effect on our results of operations or financial condition. For more information on these factors see "Risk Factors."

Management believes the Company will have sufficient liquidity to satisfy its needs over the next twelve months.

For Twelve Months 2014, net cash used in operating activities totaled $6,255; net cash provided by investing activities totaled $9,401 and net cash used in financing activities totaled $3,890. We had $120 in cash and cash equivalents as of December 31, 2014. Please see "Liquidity and Capital Resources," below for further details.

Revenues

We generate revenues primarily from the sale of our insurance policies, administrative services to certain clients and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums while sales of administrative services are recognized as fee income.

Our premium income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly affected by changes in interest rates.

Union Security Life Insurance Company of New York

Interest rate volatility can increase or reduce unrealized gains or losses in our investment portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.

The fair market value of the fixed maturity securities in our investment portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that carry pre-payment risk, such as mortgage-backed securities. Interest rate fluctuations may cause actual net investment income and/or cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower-interest earning investments.

Expenses

Our expenses are primarily policyholder benefits, underwriting, general and administrative expenses and interest expense.

Policyholder benefits are affected by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.

Underwriting, general, and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, amortization of deferred costs and general operating expenses.

Critical Accounting Estimates

Certain items in our financial statements are based on estimates and judgment. Differences between actual results and these estimates could in some cases have material impacts on our financial statements.

The following critical accounting policies require significant estimates. The actual amounts realized in these areas could ultimately be materially different from the amounts currently provided for in our financial statements.

Health Insurance Premium Rebate Liability

The Affordable Care Act was signed into law in March 2010. One provision of the Act, effective January 1, 2011, established a minimum medical loss ratio ("MLR") designed to ensure that a minimum percentage of premiums is paid for clinical services or health care quality improvement activities. The Affordable Care Act established an MLR of 80% for individual and small group business and 85% for large group business. If the actual loss ratios, calculated in a manner prescribed by the Department of Health and Human Services ("HHS"), are less than the required MLR, premium rebates are payable to the policyholders by August 1 of the subsequent year.

The MLR regulation is not applicable if an entity's covered lives are less than a prescribed level. The Company does not have sufficient business volume to meet this threshold, and thus is not financially impacted by the MLR regulation for 2014. The Company does not expect to reach this threshold in future years.

Affordable Care Act Risk Mitigation Programs

Beginning in 2014, the Affordable Care Act introduced new and significant premium stabilization programs. These programs, discussed in further detail below, are meant to mitigate the potential adverse impact to individual health insurers as a result of Affordable Care Act provisions that became effective January 1, 2014.

A three-year (2014-2016) reinsurance program provides reimbursement to insurers for high cost individual business sold on or off the public marketplaces. The reinsurance entity established by HHS is funded by a per-member reinsurance fee assessed on all commercial medical plans, including self-insured group health plans. Only Affordable Care Act individual plans are eligible for recoveries if claims exceed a specified threshold, up to a reinsurance cap. Reinsurance contributions associated with Affordable Care Act individual plans are reported as a reduction in net earned premiums in the statements of operations, and estimated reinsurance recoveries are established as reinsurance recoverables in the balance sheets with an offsetting reduction in policyholder benefits in the statement of operations. During 2014, the Company did not have reinsurance recoverable associated with this program. There were reinsurance fee contributions for non-Affordable Care Act business, which were reported in underwriting, general and administrative expenses in the statement of operations.

Union Security Life Insurance Company of New York

A permanent risk adjustment program transfers funds from insurers with lower risk populations to insurers with higher risk populations based on the relative risk scores of participants in Affordable Care Act plans in the individual and small group markets, both on and off the public marketplaces. Based on the risk of its members compared to the total risk of all members in the same state and market, considering data obtained from industry studies, the Company estimates its year-to-date risk adjustment transfer amount. The Company records a risk adjustment transfer receivable (payable) in premiums and accounts receivable (unearned premium) in the consolidated balance sheets, with an offsetting adjustment to net earned premiums in the statements of operations when the amounts are reasonably estimable and collection is reasonably assured. During 2014, the Company did not issue any plans eligible to participate in the permanent risk adjustment program, so there was no impact on the Company's 2014 operations.

A three-year (2014-2016) risk corridor program limits insurer gains and losses by comparing allowable medical costs to a target amount as defined by HHS. This program applies to a subset of Affordable Care Act eligible individual and small group products certified as Qualified Health Plans. The public marketplace can only sell Qualified Health Plans. In addition, carriers who sell Qualified Health Plans on the public marketplace can also sell them off the public marketplace. Variances from the target amount exceeding certain thresholds may result in amounts due to or due from HHS. During 2014, the Company did not participate in any insurance public marketplaces so the risk corridor program had no impact on the Company's 2014 operations.

Reserves

Reserves are established in accordance with GAAP using generally accepted actuarial methods and reflect judgments about expected future claim payments. Calculations incorporate assumptions about inflation rates, the incidence of incurred claims, the extent to which all claims have been reported, future claims processing, lags and expenses and future investment earnings, and numerous other factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the calculation of reserves is not an exact process.

Reserves do not represent precise calculations of expected future claims, but instead represent our best estimates at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation.

Many of the factors affecting reserve adequacy are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated.

Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that ultimate losses will not exceed existing claim reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made.

The following table provides reserve information for our major product lines for the years ended December 31, 2014 and 2013:

	December 31, 2014				December 31, 2013
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Universal life and other products no longer offered	$672	$2	$633	$1	$668	$2	$635	$1
FFG, LTC and other disposed businesses	207,348	3,854	29,099	3,003	142,337	2,646	23,117	2,102
Other	2,958	12	131	38	3,036	13	178	40
Short Duration Contracts:
Group term life	0	51	7,176	503	0	37	7,733	692
Group disability	0	134	63,087	3,007	0	103	69,823	3,612
Medical	0	2	672	23	0	2	1,007	33
Dental	0	175	34	368	0	134	43	465
Credit life and disability	0	48	148	499	0	58	333	724
Other	0	3	0	4	0	1	0	6
Total	$210,978	$4,281	$100,980	$7,446	$146,041	$2,996	$102,869	$7,675

For a description of our reserving methodology, see Note 10 to the Notes to Financial Statements included elsewhere in this report.

Long Duration Contracts

Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible, modified

Union Security Life Insurance Company of New York

where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our statement of operations.

Historically, premium deficiency testing on continuing lines of business has not resulted in material adjustments to deferred acquisition costs or reserves. Such adjustments could occur, however, if economic or mortality conditions significantly deteriorated.

Risks related to the reserves recorded for certain discontinued individual life, annuity, and long-term care insurance policies have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic and mortality assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Short Duration Contracts

Claims and benefits payable reserves for short duration contracts include: (1) case reserves for known claims which are unpaid as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.

Group Disability and Group Term Life

Case or claim reserves are set for active individual claims on group long-term disability policies and for waiver of premium benefits on group term life policies. Reserve factors used to calculate these reserves reflect assumptions regarding disabled life mortality and claim recovery rates, claim management practices, awards for social security and other benefit offsets and yield rates earned on assets supporting the reserves. Group long term disability and group term life waiver of premium reserves are discounted because the payment pattern and ultimate cost are fixed and determinable on an individual claim basis.

Factors considered when setting IBNR reserves include patterns in elapsed time from claim incidence to claim reporting, and elapsed time from claim reporting to claim payment.

Key sensitivities at December 31, 2014 for group long term disability claim reserves include the discount rate and claim termination rates.

	Claims and Benefits Payable		Claims and Benefits Payable
Group disability, discount rate decreased by 100 basis points	$69,203	Group disability, claim termination rate 10% lower	$67,382
Group disability, as reported	$66,094	Group disability, as reported	$66,094
Group disability, discount rate increased by 100 basis points	$63,258	Group disability, claim termination rate 10% higher	$64,900

The discount rate is also a key sensitivity for group term life waiver of premium reserves (included within group term life reserves).

Claims and Benefits Payable
Group term life, discount rate decreased by 100 basis points	$8,035
Group term life, as reported	$7,679
Group term life, discount rate increased by 100 basis points	$7,357

Investments

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities, and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities.

Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date, with the amount of the impairment reported as a realized loss in that

Union Security Life Insurance Company of New York

period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between its amortized cost and its net present value.

Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, or unforeseen events which affect one or more companies, industry sectors or countries could result in additional impairments in future periods for other-than-temporary declines in value. See Note 3 to the Financial Statements included elsewhere in this report.

Reinsurance

Reinsurance recoverables include amounts we are owed by reinsurers. Reinsurance costs are expensed over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in our balance sheets. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions. The ceding of insurance does not discharge our primary liability to our insureds.

The following table sets forth our reinsurance recoverables as of the dates indicated:

	December 31, 2014	December 31, 2013
Reinsurance recoverables	$250,172	$177,301

We have used reinsurance to exit certain businesses, including blocks of individual life, annuity, and long-term care business. The reinsurance recoverables relating to these dispositions amounted to $243,308 and $170,202 at December 31, 2014 and 2013, respectively.

In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

	2014	2013
Ceded future policyholder benefits and expense	$208,022	$143,007
Ceded unearned premium	3,857	2,667
Ceded claims and benefits payable	36,809	29,983
Ceded paid losses	1,484	1,644
Total	$250,172	$177,301

We utilize reinsurance for loss protection and capital management and business dispositions. See also "Quantitative and Qualitative Disclosures About Market Risk — Credit Risk."

Retirement and Other Employee Benefits

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit pension plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these financial statements. The Company has no legal obligation for benefits under these plans. Reported expense and liability associated with these plans are allocated to the Company by the Parent. The Parent's calculation of the reported expense and liability requires an extensive use of assumptions which include, but are not limited to, the discount rate, expected return on plan assets and rate of future compensation increases. The Parent determines these assumptions based upon currently available market and industry data, and historical performance of the plan and its assets. The actuarial assumptions used in the calculation of the aggregate projected benefit obligation vary and include an expectation of long-term appreciation in equity markets which is not changed by minor short-term market fluctuations, but does change when large interim deviations occur. The assumptions used by the Parent may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. See Note 11 to our Financial Statements for more information on our retirement and other employee benefits.

Contingencies

We account for contingencies by evaluating each contingent matter separately. A loss is accrued if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated amount within the range of possible losses

Union Security Life Insurance Company of New York

is more probable than any other, we report an estimated reserve at the low end of the estimated range. Contingencies affecting the Company include litigation matters which are inherently difficult to evaluate and are subject to significant changes.

Deferred Taxes

Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets if, based on the weight of all available evidence, it is more likely than not that some portion of the asset will not be realized. The valuation allowance is sufficient to reduce the asset to the amount that is more likely than not to be realized. The Company has deferred tax assets resulting from temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets, liabilities and valuation allowance are included in Note 5 to the financial statements included elsewhere in this report.

The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to the Company based on the provisions of the tax sharing agreement. As of December 31, 2014 the Company had no cumulative valuation allowance against deferred tax assets, as it is management's assessment that it is more likely than not that all deferred tax assets will be realized.

In determining whether the deferred tax asset is realizable, the Company weighed all available evidence, both positive and negative. We considered all sources of taxable income available to realize the asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences, carry forwards and tax-planning strategies.

The Company believes it is more likely than not that the remainder of its deferred tax assets will be realized in the foreseeable future. Accordingly, a valuation allowance has not been established.

In determining the appropriate valuation allowance, management makes judgments about recoverability of deferred tax assets, use of tax loss and tax credit carryforwards, levels of expected future taxable income and available tax planning strategies. The assumptions used in making these judgments are updated periodically by management based on current business conditions that affect the Company and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and the ability of the Company to successfully execute its tax planning strategies.

Recent Accounting Pronouncements — Adopted

See Note 2 to the Notes to Financial Statements included elsewhere in this registration statement.

Recent Accounting Pronouncements — Not Yet Adopted

See Note 2 to the Notes to Financial Statements included elsewhere in this registration statement.

Results of Operations

The table below presents information regarding our results of operations:

	For the Years Ended December 31,
	2014	2013	2012
Revenues:
Net earned premiums	$23,702	$27,343	$30,077
Net investment income	6,834	7,000	7,561
Net realized gains on investments	263	838	365
Amortization of deferred gains on disposal of businesses	(228)	398	436
Fees and other income	147	139	155
Total revenues	30,718	35,718	38,594
Benefits, losses and expenses:
Policyholder benefits	15,941	21,281	19,617
Selling, underwriting and general expenses	7,755	9,935	12,454
Total benefits, losses and expenses	23,696	31,216	32,071
Income before provision for income taxes	7,022	4,502	6,523
Provision for income taxes	1,852	929	1,639
Net income	$5,170	$3,573	$4,884

Union Security Life Insurance Company of New York

Year Ended December 31, 2014 Compared to the Year Ended December 31, 2013

Net Income

Net income increased $1,597 to $5,170 for Twelve Months 2014 from $3,573 for Twelve Months 2013. The increase is primarily attributable to a reduction of policyholder benefits related to improved assumed disability experience. This was partially off-set by a decrease of $407 (after tax) in amortization of deferred gain on disposal of businesses and lower net realized gains on investments of $374 (after tax). The reduction in the amortization of deferred gain is related to a change in estimate for the recognition of a deferred gain associated with FFG that we previously sold through reinsurance.

Total Revenues

Total revenues decreased $5,000, or 14%, to $30,718 for Twelve Months 2014 from $35,718 for Twelve Months 2013. The decrease is primarily attributable to a decrease in net earned premiums of $3,641 mainly related to group dental, disability and life products. Also contributing to the decrease is a reduction of $626 in amortization of deferred gain on disposal of businesses and lower net realized gains on investments of $575.

Total Benefits, Losses and Expenses

Total benefits, losses and expenses decreased $7,520, or 24%, to $23,696 for Twelve Months 2014 from $31,216 for Twelve Months 2013. The decrease is primarily attributable to a decrease of $5,340 in policyholder benefits mainly related to improved assumed disability experience. Also contributing to the decrease is lower selling, underwriting and general expenses of $2,180 as a result of lower employee related expenses and lower commission expense.

Income Taxes

Income taxes increased $923 to $1,852 for Twelve Months 2014 from $929 for Twelve Months 2013. The increase was mainly related to the increase in pre-tax income.

Year Ended December 31, 2013 Compared to the Year Ended December 31, 2012

Net Income

Net income decreased $1,311 to $3,573 for Twelve Months 2013 from $4,884 for Twelve Months 2012. The decrease is primarily attributable to less favorable disability loss experience, including a change to the reserve discount rate and higher policy holder benefits in small group health and credit insurance. This is partially offset by lower underwriting, general and administrative expenses related to reduced employee related expenses.

Total Revenues

Total revenues decreased $2,876, or 7%, to $35,718 for Twelve Months 2013 from $38,594 for Twelve Months 2012. The decrease is primarily attributable to a decrease in net earned premiums of $2,734 related to dental and disability products.

Total Benefits, Losses and Expenses

Total benefits, losses and expenses decreased $855, or 3%, to $31,216 for Twelve Months 2013 from $32,071 for Twelve Months 2012. The decrease is primarily attributable to a decrease of underwriting, general and administrative expenses of $2,519. This is mainly due to reduced employee related expenses. This is partially offset by a increase of policyholder benefits of $1,664 related to less favorable disability loss experience, including a change to the discount rate.

Income Taxes

Income taxes decreased $710 to $929 for Twelve Months 2013 from $1,639 for Twelve Months 2012. The change in income taxes is not proportionate to pretax income and is primarily the result of permanent tax differences in 2013 related to tax exempt interest and dividend received deduction that are larger than in 2012.

Investments

See Notes 3 and 4 to the Notes to Financial Statements included elsewhere in this report.

Liquidity and Capital Resources

The primary sources of funds for the Company consist of premiums and fees collected, proceeds from the sales and maturity of investments and investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for additional information related to our Parent.

Cash Flows

We monitor cash flows, and forecasts are provided on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.

Union Security Life Insurance Company of New York

The table below shows our recent net cash flows:

	For the Years Ended December 31,
	2014	2013	2012
Net cash (used in) provided by:
Operating activities	$(6,255)	$(2,680)	$(5,171)
Investing activities	9,401	14,331	4,222
Financing activities	(3,890)	(10,992)	(609)
Net change in cash	$(744)	$659	$(1,558)

Cash Flows for the Years Ended December 31, 2014, 2013, and 2012

Operating activities:

We typically generate operating cash inflows from premiums collected from our insurance products and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are then invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.

Net cash used in operating activities was $6,255 and $2,680 for the years ended December 31, 2014 and 2013, respectively. The increase in cash used in operating activities is primarily due to a decrease in net written premiums across all major products, and timing of payments related to employee related liabilities.

Net cash used in operating activities was $2,680 and $5,171 for the years ended December 31, 2013 and 2012, respectively. The decrease in cash used in operating activities is primarily due to a decline in group disability net written premiums, as they continue to decline, but at a slower pace.

Investing Activities:

Net cash provided by investing activities was $9,401 compared to $14,331 for the years ended December 31, 2014 and 2013, respectively. The change in investing activities is primarily due to an increase in short term investments needed for portfolio and operating cash flows, and lower sales of fixed maturity securities. These are partially offset by a decrease in purchases of fixed maturity securities.

Net cash provided by investing activities was $14,331 compared to $4,222 for the years ended December 31, 2013 and 2012, respectively. The change in investing activities is primarily due to an increase in sales of fixed maturity securities, as well as a decrease in purchases of fixed maturity securities.

Financing Activities:

Net cash used in financing activities was $3,890 and $10,992 for the years ended December 31, 2014 and 2013, respectively. The decrease in cash used in financing activities is due to a decrease in the amount of dividends paid to our Parent.

Net cash used in financing activities was $10,992 and $609 for the years ended December 31, 2013 and 2012, respectively. The increase in cash used in financing activities is due to an increase in the amount of dividends paid and return of capital to our Parent.

Commitments and Contingencies

We have obligations to third parties as a result of our operations. These obligations as of December 31, 2014, are detailed in the table below by maturity date as of the dates indicated:

	As of December 31, 2014
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Contractual obligations:
Insurance liabilities (1)	$658,631	$26,561	$43,274	$42,763	$546,033

(1)  Insurance liabilities reflect estimated cash payments to be made to policyholders.

Liabilities for future policy benefits and expenses of $210,978 and claims and benefits payable of $108,426 have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.

Union Security Life Insurance Company of New York

Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.

(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.

None.

(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and our stockholder's interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.

Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.

Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. Primarily, our credit risk exposure is concentrated in our fixed maturity investment portfolio and, to a lesser extent, in our reinsurance recoverables.

Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when either invested assets or liabilities, but not both, are indexed to inflation.

Interest Rate Risk

Interest rate risk arises as we invest substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk-price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rise. Reinvestment risk is primarily associated with the need to reinvest cash flows (primarily coupons and maturities) in an unfavorable lower interest rate environment. In addition, for securities with embedded options such as callable bonds and mortgage-backed securities, reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.

We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.

Our group long-term disability and group term life waiver of premium reserves are also sensitive to interest rates. These reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is determined by taking into consideration actual and expected earned rates on our asset portfolio.

The interest rate sensitivity relating to price risk of our fixed maturity security assets is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the yield curve shifts are of equal direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed securities, a prepayment model was used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included

Union Security Life Insurance Company of New York

in the methodology. The following tables summarize the results of this analysis for bonds and mortgage-backed securities held in our investment portfolio as of the dates indicated:

Interest Rate Movement Analysis
of Market Value of Fixed Maturity Securities Investment Portfolio
As of December 31, 2014

	–100	–50	0	50	100
Total market value	$102,732	$100,187	$97,469	$94,613	$91,701
% Change in market value from base case	5.40%	2.79%	0.00%	(2.93)%	(5.92)%
$ Change in market value from base case	$5,263	$2,718	$0	$(2,856)	$(5,768)

As of December 31, 2014

	–100	–50	0	50	100
Total market value	$110,721	$107,576	$104, 079	$100,539	$97,110
% Change in market value from base case	6.38%	3.36%	0.00%	(3.40)%	(6.70)%
$ Change in market value from base case	$6,642	$3,497	$0	$(3,540)	$(6,969)

Credit Risk

We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.

Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA– and above, 1% for issuers rated A– to A+, 0 .75% for issuers rated BBB– to BBB+ and 0.38% for issuers rated BB– to BB+. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody's or S&P's ratings to determine an issuer's rating.

The following table presents our fixed maturity investment portfolio by ratings of the nationally recognized securities rating organizations as of the dates indicated:

	December 31, 2014		December 31, 2013
Rating	Fair Value	Percentage of Total	Fair Value	Percentage of Total
Aaa/Aa/A	$70,518	73%	$73,504	70%
Baa	23,692	24%	26,719	26%
Ba	2,282	2%	2,783	3%
B and lower	977	1%	1,073	1%
Total	$97,469	100%	$104,079	100%

We are also exposed to the credit risk of our reinsurers. When we reinsure, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.

The Company had $250,172 and $177,301 of reinsurance recoverables as of December 31, 2014 and 2013, respectively, the majority of which are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $238,637 and $165,861 as of December 31, 2014 and 2013, respectively, relating to a large coinsurance arrangement with John Hancock (a subsidiary of Manulife Financial Corporation), related to sales of businesses are held in trusts. If the value of the assets in this trust falls below the value of the associated liabilities, John Hancock, as the case may be, will be required to put more assets in the trusts. We may be dependent on the financial condition of John Hancock, whose A.M. Best rating is A+. As of December 31, 2014, A.M. Best maintained a stable outlook on the financial strength ratings of John Hancock. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. Occasionally, the credit worthiness of the reinsurer becomes questionable. See the section entitled "Risk Factors" for further information. A majority of our reinsurance exposure has been ceded to companies rated A– or better by A.M. Best.

Inflation Risk

Inflation risk arises as we invest substantial funds in nominal assets, which are not indexed to the level of inflation, whereas the corresponding liabilities are indexed to the level of inflation. We have inflation risk in our small employer group medical insurance business to the extent that medical costs increase with inflation, and we have not been able to increase premiums to keep pace with inflation. Medical reserves represent less than 1% of total claims and benefits payable.

Union Security Life Insurance Company of New York

(K) EXECUTIVE OFFICERS

The table below sets forth certain information, as of April 20, 2015, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.

Name	Age	Positions
Miles B. Yakre	46	Chief Executive Officer and Chairman of the Board
Tamrha V. Mangelsen	53	Treasurer and Chief Financial Officer; Vice President, Enterprise Business Services — Statutory Accounting, Assurant, Inc.
Paula M. SeGuin	47	President, Assistant Secretary and Director; Director of Compliance, Assurant, Inc.
Julie E. Cosio	45	Vice President and Director
Melissa J.T. Hall	50	Assistant Treasurer and Director; Senior Vice President, Tax, Assurant, Inc.

Miles B. Yakre, Chief Executive Officer and Chairman of the Board. Please see Mr. Yakre's biography in the section below entitled "DIRECTORS".

Tamrha V. Mangelsen, Treasurer and Chief Financial Officer; Vice President, Statutory Accounting, Assurant, Inc. Ms. Mangelsen has served as Treasurer and Chief Financial Officer of the Company since 2007 and as Vice President, Enterprise Business Services — Statutory Accounting of Assurant, Inc. since 2012. Previously, she served as Assistant Vice President, Statutory Accounting of Assurant, Inc. from 2008 to 2012.

Paula M. SeGuin, President, Assistant Secretary and Director; Director of Compliance, Assurant, Inc. Please see Ms. SeGuin's biography in the section below entitled "DIRECTORS".

Julie E. Cosio, Vice President and Director. Please see Ms. Cosio's biography in the section below entitled "DIRECTORS".

Melissa J.T. Hall, Assistant Treasurer and Director. Please see Ms. Hall's biography in the section below entitled "DIRECTORS".

DIRECTORS

We currently have seven directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience, director positions held currently and/or during the last five years, and experience that led the Company to conclude that they should serve as directors.

Larry M. Cains, Director. Mr. Cains, 68, has served as a director of the Company since May 2013. Previously, he served as Senior Vice President of Assurant, Inc. from 1988 until his retirement in September 2006. His strong financial and operational experience, both at Assurant and other companies, led the Company to conclude that he should serve as a director.

Julie E. Cosio, Director. Ms. Cosio, 45, has served as a director and Vice President of the Company since January 2013. She also serves as Senior Vice President of Extended Protection Services (a business line within Assurant Solutions, a division of Assurant, Inc.) since January 1, 2014. Prior to this, she served as Senior Vice President of Diversified Financial Services (a business line within Assurant Solutions, a division of Assurant, Inc.) from November 2012 to December 2013, having previously served as Vice President of this business. Ms. Cosio's deep operational knowledge and expertise led the Company to conclude that she should serve as a director.

Melissa J.T. Hall, Director. Ms. Hall, age 50, has served as a director of the Company since September 2005. She has also served as Senior Vice President, Tax of Assurant, Inc. since August 2005, having previously served as Vice President, Tax and Financial Ratings since July 1997. Ms. Hall's 18 years of experience at the Parent and her valuable financial and tax experience led the Company to conclude that she should serve as a director.

Terry J. Kryshak, Director. Mr. Kryshak, age 64, has served as a director of the Company since April 1991. Previously, he served as Senior Vice President of the Company from 1999 until he retired in January 2011. Mr. Kryshak's extensive experience in the administration and operation of the Company led the Company to conclude that he should serve as a director.

Esther L. Nelson, Director. Ms. Nelson, age 62, has served as a director of the Company since April 1999. Ms. Nelson currently serves as the General and Artistic Director of the Boston Lyric Opera Association, having held this position since September 2008. Prior to this position, Ms. Nelson was a Management Consultant to various artistic associations in New York, Virginia, Tennessee, Maine and Germany. Ms. Nelson also served as general director of Glimmerglass Opera from 1996 to 2002. Ms. Nelson's valuable leadership and management experience led the Company to conclude that she should serve as a director.

Union Security Life Insurance Company of New York

Paula M. SeGuin, Director. Ms. SeGuin, age 47, has served as President of the Company since January 2013, as Assistant Secretary of the Company since 2000 and as a director of the Company since May 2007. She also served as Chief Administrative Officer from 2004 to 2013 and as Vice President from 2000 to 2013. Ms. SeGuin has also served as Director of Compliance at Assurant, Inc. since January 2005. Ms. SeGuin's day-to-day administrative experience at the Parent led the Company to conclude that she should serve as a director.

Miles B. Yakre, Chairman of the Board. Mr. Yakre, 46, was appointed as Chairman of the Board and Chief Executive Officer of the Company in December 2014 having served in various other positions through the years. He has also served as Senior Vice President and Chief Financial Officer of Assurant Employee Benefits since April 2008, having previously served as Senior Vice President and Chief Actuary of Assurant Employee Benefits from August 2007 to April 2008 and Senior Vice President, Corporate Actuary and Treasurer of Assurant, Inc. from January 2005 to August 2007. Mr. Yakre's significant knowledge and expertise at Assurant Employee Benefits led the Company to conclude that he should serve as a director.

(L) EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

I. Executive Summary

Introduction

This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2014:

John S. Roberts	Chief Executive Officer; Executive Vice President, Assurant, Inc. (through December 30, 2014)
Miles B. Yakre	Chief Executive Officer (effective December 31, 2014)
Tamrha V. Mangelsen	Treasurer and Chief Financial Officer; Vice President, Enterprise Business Services — Statutory Accounting, Assurant, Inc.
Julie E. Cosio	Vice President
Melissa J.T. Hall	Assistant Treasurer; Senior Vice President, Tax, Assurant, Inc.
Paula M. SeGuin	President and Assistant Secretary; Director of Compliance, Assurant, Inc.

Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs." Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs has a role at the Parent (or a division of the Parent) in addition to serving as an officer of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.

The 2014 compensation of Mr. Yakre and Mr. Roberts, who served on the Parent's Management Committee (1) until his retirement, was based on a combination of both Assurant- and Assurant Employee Benefits-specific goals and objectives. The 2014 compensation of Ms. Mangelsen, Ms. SeGuin and Ms. Hall was based on a compensation program focused on the goals and objectives of the Parent. The 2014 compensation of Ms. Cosio was based on a compensation program focused principally on the goals and objectives of Assurant Solutions, a division of Assurant. All of our NEOs participate in the Parent's long-term equity incentive program.

For more detailed information on Assurant's 2014 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on March 24, 2015.

Our Executive Compensation Principles

Our core executive compensation principles are based on the principles of Assurant and are set forth below:

•  Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the long-term interests of shareholders. (2)

•  Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should support both Assurant's and the Company's business strategy and motivate our executives to deliver above-average results over a sustained period.

(1)  The Management Committee of Assurant, Inc. consists of the President and Chief Executive Officer of Assurant, all of the Executive Vice Presidents of Assurant and the Chief Executive Officers of each of Assurant's operating segments. The Management Committee is ultimately responsible for setting the policies, strategy and direction of Assurant, subject to the overall discretion and supervision of the Assurant Board of Directors.

(2)  Union Security Life Insurance Company of New York does not have securities that are traded publicly and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent.

Union Security Life Insurance Company of New York

•  A substantial portion of target total direct compensation provided to our named executive officers should be tied to business performance.

•  Our executive compensation programs should be informed by strong governance practices that reinforce our pay for performance philosophy, support our culture of accountability and encourage prudent risk management.

II. The Compensation Decision Making Process

The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.

The Assurant Compensation Committee determined the compensation of Mr. Roberts because he served as executive officer of the Parent during 2014. Mr. Roberts is not involved in the Assurant Compensation Committee's determination of his own compensation.

As part of its process, the Assurant Compensation Committee evaluates the recommendations of Assurant's Chief Executive Officer along with information and analysis provided by Towers Watson & Co. ("Towers Watson"), its independent compensation consultant. The Assurant Compensation Committee exercises its discretion in evaluating, modifying, approving or rejecting the Chief Executive Officer's recommendations, and makes all final decisions with regard to base salary, short term incentives and long-term incentives for Assurant's executive officers. The Assurant Compensation Committee meets periodically in executive session without any members of management present to discuss recommendations and make decisions with respect to compensation of Assurant's executive officers (including Mr. Roberts).

The compensation of Mr. Yakre is determined through a process whereby the Chief Financial Officer of Assurant, Inc. annually reviews Mr. Yakre's performance in consultation with Mr. Roberts as President and Chief Executive Officer of Assurant Employee Benefits, and makes decisions regarding his compensation. The compensation of Ms. Cosio was determined through a process whereby senior management at Assurant Solutions annually reviews her performance and compensation and makes decisions regarding her compensation. The compensation of Ms. Mangelsen, Ms. SeGuin and Ms. Hall was determined through a process whereby members of senior management at the Parent annually review the performance and compensation of these NEOs, and make decisions regarding their compensation.

Level of Compensation Provided

Market Positioning. Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.

Management Committee-Level Named Executive Officer — Assurant's Compensation Peer Group. Assurant's goal is to provide target total direct compensation for its executive officers at levels and on terms consistent with those of a select group of publicly traded companies that it views as its peers (its "compensation peer group"). Assurant aims to set target total direct compensation for each Management Committee-level NEO at approximately the median level provided to executives with similar responsibilities at companies in the Parent's compensation peer group. While Assurant faces competition in each of its businesses, it does not believe that any single competitor directly competes in all of its business lines. Additionally, the business lines in which Assurant operates are generally characterized by a limited number of competitors. Assurant believes that the following companies collectively represent the best match for Assurant because they operate in the insurance or financial services sector and may share one or more of the following characteristics: similar product lines; similar services and business models; similar revenues and assets and a similar talent pool for recruiting new employees:

•	Aetna Inc.	•	Genworth Financial, Inc.	•	Stancorp Financial Group, Inc.
•	Aflac Incorporated	•	Hanover Insurance Group Inc.	•	Sunlife Financial, Inc.
•	CIGNA Corporation	•	Humana Inc.	•	Torchmark Corporation
•	CNO Financial Group, Inc.	•	Markel Corporation	•	Unum Group
•	CNA Financial Corporation	•	Principal Financial Group, Inc.	•	W.R. Berkley Corporation

*  Peer group established in 2006. In 2013 Coventry Health Care, Inc. was removed from the group due to its acquisition by Aetna Inc. in May 2013.

Company-Level Named Executive Officers — Company Market Survey Data. The Company is not a publicly-traded company and does not have a compensation peer group; however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base salary at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short- and long-term incentive compensation) are established based

Union Security Life Insurance Company of New York

upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short- and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.

III. Elements of Our Executive Compensation Program

Base Salaries

The base salary for each NEO is intended to be competitive with that of available market data reviewed by Assurant. In 2014, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.

Annual Incentive Compensation

Overview. Since Assurant's inception as a public company, and consistent with its sustainable growth strategy, it has allocated 40% of the target annual incentive opportunity provided to its executives to profitability measures and 40% to top-line revenue growth for specified areas. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. The remaining 20% of the target opportunity is allocated to strategic development goals that, in 2014, focused on specific enterprise-wide consumer insight initiatives. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).

In 2014, Assurant removed the strategic development goal from the annual incentive program for executive officers and other Section 16 officers of the Parent including Management Committee-level NEO, Mr. Roberts. 50% of the target annual incentive opportunity for Mr. Roberts was allocated to profitability measures and 50% was allocated to top-line revenue growth for specified areas.

2014 Annual Incentive Compensation for the Company's NEOs: Financial Metrics. For 2014, the Assurant Compensation Committee sought to establish financial targets that were challenging and would motivate its senior executives to deliver growth in a difficult economic environment. For Messrs. Roberts and Yakre, financial targets apply to the Assurant Employee Benefits business segment. Top-line growth, weighted at 40% for Mr. Yakre and 50% for Mr. Roberts, is measured through a combination of net earned premiums and fees: all business (50%), net earned premiums and fees: targeted growth (25%) and gross written premiums: core and targeted growth (25%). Profitability is measured using net operating income ("NOI"), weighted at 30% for Mr. Yakre and 35% for Mr. Roberts, and operating return on equity ("ROE"), weighted at 10% for Mr. Yakre and 15% for Mr. Roberts, for the segment. (3)

For Ms. Mangelsen, Ms. SeGuin and Ms. Hall top-line revenue growth (40%) is measured by a weighted average of the performance results of the business segments, and profitability is measured using consolidated operating earnings per share ("EPS") (25%) and operating ROE (15%). (4)

Financial targets for Ms. Cosio apply to the Assurant Solutions business segment, as well as a division of Assurant Solutions. 75% of Ms. Cosio's annual incentive compensation is measured by performance of this division and 25% is measured by a combination of financial metrics for Assurant Solutions (i.e., top-line growth, NOI and operating ROE).

Strategic Development. Strategic development goals are designed to motivate executives to achieve specified strategic, operational and/or organizational objectives viewed as critical to long-term financial success of the enterprise. Performance measurements against strategic development goals for all NEOs, other than Management Committee-Level NEO Mr. Roberts, are based on certain enterprise-wide projects.

For 2014, for non-Management Committee-level NEOs, senior management of the Parent selected goals focused on the development of consumer insight initiatives to support growth of profit and revenue in targeted growth areas at each of the business units. This enterprise-wide strategic development goal, which was evaluated based on a composite of Parent and segment-level results, applied to each of the NEOs, other than Mr. Roberts, and was weighted at 20% of the annual incentive goal for Mr. Yakre, Ms. Mangelsen, Ms. SeGuin and Ms. Hall and at 10% for Ms Cosio.

(3)  NOI is determined by excluding net realized gains or losses on investments and unusual and/or infrequent items from net income. Operating ROE for the business segment is determined by dividing NOI for the segment by average stockholders' equity for the segment. For additional information regarding these measures, please see the Parent's earnings release, Exhibit 99.1 to its Current Report on Form 8-K furnished to the SEC on February 12, 2015, and the financial supplement posted on the "Investor Relations" section of the Parent's website at http://ir.assurant.com. Neither the earnings release nor the financial supplement is incorporated by reference herein.

(4)  Consolidated operating EPS is determined by dividing NOI for Assurant as a whole by the weighted average number of diluted shares of Assurant Common Stock outstanding during the year. Operating ROE for Assurant is determined by dividing NOI for Assurant as a whole by average stockholders' equity for the year, excluding accumulated other comprehensive income ("AOCI").

Union Security Life Insurance Company of New York

During the year, senior management at the Parent tracked progress in this area and recommended a performance rating. On the basis of achievements in this area, they approved a 1.80 multiplier for this strategic development goal. This initiative establishes a strong framework for long-term enhancement of consumer experiences and improvement in products and efficiencies, which the Parent will continue to measure.

Annual Incentive Performance Results for Messrs. Roberts and Yakre. For Messrs. Roberts and Yakre, the 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for NOI were $36, $39, $42, $45 and $48 million, respectively. Assurant Employee Benefits' 2014 NOI was $48.7 million. The performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 7.0%, 8.0%, 9.0%, 10.0% and 11.0%, respectively. Assurant Employee Benefits' 2014 operating ROE was 9.0%. With respect to revenue growth, the 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for net earned premiums and fee income: all business were $1.0 billion, $1.04 billion, $1.08 billion, $1.12 billion and $1.16 billion, respectively. 2014 net earned premiums and fee income: all business for the segment was $1.08 billion. The 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for net earned premiums and fee income: targeted growth were $415, $435, $460, $485 and $510 million, respectively. Net earned premiums and fee income: targeted growth for the segment was $447 million. The 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for gross written premiums: core and targeted growth were $128, $140, $152, $173 and $188 million, respectively. Gross written premiums: core and targeted growth for the segment was $143 million. Based on the above metrics and performance results, the 2014 composite annual incentive performance multiplier for Mr. Yakre was 1.40. For Mr. Roberts, a Management Committee-Level NEO, the Assurant Compensation Committee exercised negative discretion and reduced his composite multiplier due to unfavorable trends in the Parent's financial results during the fourth quarter of 2014. Consequently, Mr. Roberts' 2014 adjusted annual incentive multiplier was 1.10.

Annual Incentive Performance Results for Ms. Mangelsen, Ms. SeGuin and Ms. Hall. For Ms. Mangelsen, Ms. SeGuin and Ms. Hall the 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for consolidated operating EPS were $5.10, $5.50, $5.85, $6.25 and $6.60 per diluted share, respectively. Assurant's 2014 operating EPS was $6.08. The 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 8.5%, 9.0%, 9.5%, 10.0% and 10.5%, respectively. Assurant's 2014 operating ROE was 9.9%. With respect to revenue growth, the corporate-level revenue growth multiplier is determined based on a weighted average of the performance multipliers applicable to each of the Parent's four business segments, which are weighted as follows: Assurant Specialty Property — 25%; Assurant Solutions — 30%; Assurant Health — 25%; and Assurant Employee Benefits — 20%. The revenue growth multiplier for: (i) Assurant Specialty Property was 1.81, based on weighted targets of $2.40 billion for net earned premiums and fee income: all business (50%), $295 million for net earned premiums and fee income: targeted growth (25%) and $2.05 billion for gross written premiums: core and targeted growth (25%), and results of $2.72 billion, $331 million and $2.22 billion in each of these respective categories; (ii) Assurant Solutions was 1.58, based on weighted targets of $3.48 billion for net earned premiums and fee income: all business (50%), $765 million for net earned premiums and fee income: targeted growth (25%) and $5.40 billion for gross written premiums: core and targeted growth (25%), and results of $3.79 billion, $1.17 billion and $5.65 billion in each of these respective categories; (iii) Assurant Health was 1.84 based on weighted targets of $1.7 billion for net earned premiums and fee income: all business (50%), $270 million for net earned premiums and fee income: targeted growth (25%) and $660 million for gross written premiums: core and targeted growth (25%), and results of $1.99 billion, $282 million and $1.41 billion in each of these respective categories; and (iv) Assurant Employee Benefits was 0.82, based on weighted targets of $1.08 billion for net earned premiums and fee income: all business (50%), $460 million for net earned premiums and fee income: targeted growth (25%) and $152 million for gross written premiums: core and targeted growth (25%), and results of $1.08 billion, $447 million and $143 million in each of these respective categories. Based on the above metrics and performance results, the 2014 composite annual incentive performance multiplier for 2014 for Ms. Mangelsen, Ms. SeGuin and Ms. Hall was 1.50.

Annual Incentive Performance Results for Ms. Cosio. Ms. Cosio's annual incentive performance multiplier is comprised in part by the metrics applicable to the Assurant Solutions business segment. The 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for NOI were $150, $160, $170, $185 and $200 million, respectively. Assurant Solutions' 2014 NOI was $221 million. The performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 10.0%, 11.0%, 12.0%, 13.0% and 14.0%, respectively. Assurant Solutions' 2014 operating ROE was 14.6%. With respect to revenue growth, the 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for net earned premiums and fee income: all business were $3.12 billion, $3.27 billion, $3.48 billion, $3.68 billion and $3.86 billion, respectively. 2014 net earned premiums and fee income: all business for the segment was $3.67 billion. The 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for net earned premiums and fee income: targeted growth were $605, $685, $765, $870 and $975 million, respectively. 2014 net earned premiums and fee income: targeted growth for the segment was $1.04 billion. The 2014 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for gross written premiums: core and targeted growth were $4.60 billion, $5.03 billion, $5.40 billion, $5.78 billion and $6.15 billion, respectively. 2014 gross written premiums: core and targeted growth for the segment was $5.65 billion.

Union Security Life Insurance Company of New York

Ms. Cosio's annual incentive performance multiplier was also comprised of certain metrics applicable to a division of Assurant Solutions. Senior management of Assurant Solutions set the targets for this division to be challenging, but reasonably attainable. The maximum award is intended to be very difficult to achieve. Based on historical performance, Assurant Solutions senior management believes the target award is somewhat likely, but not easily achieved. Based on the above metrics and performance results, the 2014 composite annual incentive performance multiplier for 2014 for Ms. Cosio was 1.78.

The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2014:

Named Executive Officer	2014 Target Annual Incentive	2014 Multiplier	2014 Annual Incentive Payment
John S. Roberts	$565,000	1.10	$621,500
Miles B. Yakre	$176,550	1.40	$247,170
Tamrha V. Mangelsen	$35,455	1.50	$53,183
Julie E. Cosio	$59,670	1.78	$106,213
Melissa J.T. Hall	$178,750	1.50	$268,125
Paula M. SeGuin	$25,079	1.50	$37,618

Long-term Equity Incentive Compensation

All of the NEOs participate in Assurant's long-term equity incentive compensation program.

Assurant uses performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria. For each year in the applicable performance cycle, Assurant's performance with respect to selected metrics is compared against a broad index of insurance companies and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the performance period. In accordance with the terms of the ALTEIP, measurement of the Assurant designated financial performance metrics includes unusual or non-recurring events and other extraordinary items.

PSU Relative Performance Metrics and Relative Index

Metrics and Weighting	Growth in Book Value Per Share Excluding AOCI (1) — 1/3
Revenue Growth (2) — 1/3
Total Shareholder Return ("TSR") (3) — 1/3
Performance Measured	For 2014 and subsequent performance periods:
Against an Industry Index	Adjusted S&P Total Market Index
S&P Total Market Index, excluding companies with revenues of less than $1 billion or those that are not in (i) GICS Insurance Industry (code 4030) or (ii) the Managed Health Care
Sub-Industry in GICS Health Care Equipment & Services Industry (code 3510); and including companies that are part of our compensation peer group ("S&P Total Market Index")
The new S&P Total Market Index is substantially similar in composition to the previous A.M. Best U.S. Insurance Index
For 2011-2013 and previous performance periods (4):
Adjusted A.M. Best U.S. Insurance Index

A.M. Best U.S. Insurance Index, excluding companies with revenues of less than $1 billion or that are not in the health or insurance Global Industry Classification Standard codes (3510 and 4030) ("A.M. Best U.S. Insurance Index")

(1)  Year-over-year growth in the Company's total stockholder equity, excluding AOCI, divided by diluted shares outstanding at year-end

(2)  Year-over-year growth in total GAAP revenue (net earned premiums, fee and investment income)

(3)  Percentage change on Company stock plus dividend yield percentage

(4)  This index was discontinued as of January 1, 2014

Union Security Life Insurance Company of New York

Changes to Relative Index beginning with 2014 Performance Period. As of January 1, 2014, A.M. Best ceased publication of its U.S. Insurance Index, the index that we previously used to assess our relative performance ranking. Thus, for outstanding awards, beginning with the 2014 performance period, and for future performance periods, Assurant's performance is measured against the S&P Total Market Index with the adjustments described in the Performance-Based Long-Term Equity Plan Design Attributes table above. The Assurant Compensation Committee believes that this index will enable Assurant to continue accurate benchmarking of Assurant's performance against the performance of companies of comparable size that operate businesses similar to Assurant's. The new S&P Total Market Index is substantially similar in composition to the previous A.M. Best U.S. Insurance Index.

Executives do not receive any payout if the Parent's composite percentile ranking falls below the 25th percentile. If the composite percentile ranking is at or above the 75th percentile, the maximum payout is attained.

Payments in respect of PSUs awarded under the ALTEIP are determined by the Compensation Committee and based on the composite average percentile ranking relative to an industry index with regard to three specified financial metrics: (i) growth in book value per share excluding AOCI, (ii) revenue growth, and (iii) total shareholder return, all averaged over the three years of the relevant performance period. Historically, such payments were generally intended to be deductible as "performance-based compensation" within the meaning of IRC Section 162(m)(4). However, compensation in excess of $500,000 is non-deductible under Section 162(m(6) of the IRC, which was added as part of the Patient Protection and Affordable Care Act. Therefore, as long as the Company is subject to Section 162(m)(6), the qualified performance-based exception under Section 162(m)(4) has no effect of the deductibility of executive compensation over $1 million (as it would for "covered employees" under Section 162(m)). Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under the heading "Narrative to the Summary Compensation Table and Grants of Plan-based Awards Table — Long Term Incentive Awards" below.

In support of Assurant's pay for performance philosophy, in 2014 the Assurant Compensation Committee approved equity payments for performance share units granted in 2011 based on the above metrics. The Assurant Compensation Committee determined that Assurant's composite average percentile ranking relative to companies in the A.M. Best U.S. Insurance Index with regard to the three specified financial metrics over the 2011-2013 performance period was in the 61st percentile. Because Assurant achieved above median performance relative to the designated index of peer companies, our NEOs received shares of common stock equal to 122% of their target long term equity incentive opportunity.

Yearly Average PSU Percentile Ranking
2011	63%
2012	27%
2013	93%
Final Three-Year Average Percentile Ranking	61%
Payout as a Percentage of Long-Term Equity Incentive Opportunity	122%

RSUs. RSUs typically vest in equal annual installments over a three-year vesting period.

Compensation Levels and Pay Mix for 2015

Company-level Named Executive Officers. For 2015, Mr. Yakre and Ms. Cosio, Ms. Mangelsen, Ms. SeGuin and Ms. Hall received base salary increases to $329,000, $202,878, $168,300, $127,902 and $331,500, respectively. The target short-term incentive opportunity for Ms. Cosio and Ms. Seguin remained at 30% and 20% of their base salaries, respectively, and for Mr. Yakre and Ms. Hall at 55% of their base salaries. Ms. Mangelsen's target short-term incentive opportunity increased to 25% of her base salary. The target long-term incentive opportunities for Ms. Cosio and Ms. Seguin remained at 30% and 15% as a percentage of their base salaries, respectively, and for Mr. Yakre and Ms. Hall at 55% as a percentage of their base salaries. Ms. Mangelsen's target long-term incentive opportunity increased to 15% as a percentage of her base salary.

IV. Benefits and Perquisites

The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain change of control benefits, supplemental retirement plans and limited perquisites described below.

Change of Control Benefits. Assurant is party to a change of control agreement (each, a "COC Agreement") with Messrs. Roberts and Yakre and Ms. Hall. The purpose of these COC Agreements is to enable executives to focus on maximizing shareholder value in the context of a control transaction without regard to personal concerns related to job security. COC Agreements with the Named Executive Officers apply in the context of a change of control of Assurant Employee Benefits (as defined in the COC Agreement) for Messrs Roberts and Yakre and of Assurant for Ms. Hall. The COC Agreement with each NEO contains a "double trigger," meaning that benefits are generally payable only upon a termination of employment "without cause" or for "good reason" within two years following a change of control. Executives who have COC Agreements are also subject to non-compete and non-solicitation

Union Security Life Insurance Company of New York

provisions. Additional information regarding the terms and conditions of the COC Agreements is provided under the heading "Narrative to the Potential Payments upon Termination or Change of Control Table — Change of Control Agreements" below.

Retirement Plans. Certain NEOs participate in the Supplemental Executive Retirement Plan (the "SERP"), the Assurant Executive Pension Plan (the "Executive Pension Plan"), the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") and/or the Assurant Pension Plan (the "Pension Plan"). The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of IRC Section 401(a)(17) ($260,000 for 2014). The SERP is designed to supplement the pension benefits provided under the Pension Plan, Executive Pension Plan and Social Security so that total income replacement from these programs will equal up to 50% of an NEO's base salary plus his or her annual incentive target. Effective January 1, 2014, the SERP was closed to new participants. Additional information regarding the terms and conditions of these plans is provided under the headings "Narrative to the Pension Benefits Table" below and "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.

Deferred Compensation Plans. Certain NEOs are also eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with IRC Section 409A ("Section 409A"). Prior to the adoption of Section 409A and the establishment of the ADC Plan in 2005, some of the NEOs were eligible to participate in the Assurant Investment Plan (the "AIP"). However, after the enactment of Section 409A, the AIP was frozen as of January 1, 2005 and, currently, only withdrawals may be made.

Additional information regarding the terms and conditions of these plans is provided under the heading "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.

Long-Term Disability Benefits. As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 60% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount), up to a maximum monthly benefit of $15,000. As an additional benefit, NEOs who are members of Assurant's Management Committee are eligible for Executive LTD coverage, subject to underwriting for amounts in excess of a guaranteed benefit of $3,000. Executive LTD supplements benefits payable under the group LTD policy and provides a maximum monthly benefit of $10,000. The combined maximum LTD (group LTD and Executive LTD) benefit is $25,000 per month. Executive LTD is provided through the purchase of individual policies and is fully paid for by Assurant.

V. Related Policies and Considerations

Parent Stock Ownership Guidelines

Assurant believes that a sustained level of Assurant stock ownership is critical to ensuring that the creation of long-term value for its shareholders remains a primary objective for its executives (one of whom is an NEO of the Company) and non-employee directors. Accordingly, in 2006 Assurant adopted the following Stock Ownership Guidelines and holding requirements for Assurant's non-employee directors and senior executives:

Non-Employee Director	Must own Assurant stock with a market value equal to 5 times the annual base cash retainer
Chief Executive Officer	Must own Assurant stock with a market value equal to 5 times current base salary
Assurant, Inc. Executive Vice Presidents (including all other NEOs)	Must own Assurant stock with a market value equal to 3 times current base salary

Individuals have five years from the later of July 1, 2006 or the date of their permanent appointment to a specified position to acquire the required holdings. These requirements only apply to Mr. Roberts, who served as a member of Assurant's Management Committee until his retirement on December 30, 2014. The Assurant Compensation Committee tracks the ownership amount of Assurant's non-employee directors and Management Committee on an annual basis. Individuals who do not comply with the guidelines as of the applicable compliance date will be prohibited from selling shares of Assurant stock until they achieve compliance. As of December 31, 2014, Mr. Roberts was in compliance with Assurant's stock ownership guidelines.

Timing of Equity Grants

Assurant does not coordinate the timing of equity awards with the release of material non-public information. Under Assurant's Equity Grant Policy, equity awards granted by the Assurant Compensation Committee pursuant to the ALTEIP must be granted on the second Thursday in March each year.

Union Security Life Insurance Company of New York

Tax and Accounting Implications

IRC Section 162(m)(4) limitS the federal income tax deductibility of certain compensation amounts in excess of $1 million paid to a public corporation's chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) unless such executive compensation was awarded under a performance-based plan approved by stockholders and meets certain additional requirements. Effective for 2013, Section 162(m)(6), which applies to compensation paid by health insurance companies and their affiliates including the Parent and its subsidiaries, was added to the IRC as part of the Patient Protection and Affordable Care Act. It limits deductible compensation to $500,000 per employee and has no exception for qualified performance-based compensation. The Assurant Compensation Committee continues to emphasize performance-based compensation that attracts, retains and rewards the executives necessary to successfully execute the Parent's business strategy.

The compensation that Assurant pays to the NEOs is reflected in our consolidated financial statements as required by U.S. GAAP. The Assurant Compensation Committee considers the financial statement impact, along with other factors, in determining the amount and form of compensation provided to executive officers of Assurant. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation

The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2014, 2013 and 2012 as applicable.

Summary Compensation Table for Fiscal Years 2014, 2013 and 2012

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards (1) ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2) ($) (h)	All Other Compensation (3) ($) (i)	Total ($) (j)
John S. Roberts, Chief Executive Officer, Executive Vice President, Assurant, Inc. (through December 30, 2014)	2014 2013 2012	565,000 545,000 520,000	— — —	1,270,097 1,090,165 1,039,624	— — —	621,500 408,750 504,400	706,930 284,077 481,152	121,415 124,241 123,807	3,284,942 2,452,233 2,668,983
Miles B. Yakre, Chief Executive Officer (effective December 31, 2014)	2014 2013 2012	321,000 314,000 307,000	— — —	176,459 172,704 153,437	— — —	247,170 129,525 180,670	47,365 39,981 29,924	37,494 39,178 37,745	829,488 695,388 708,776
Tamrha V. Mangelsen, Treasurer and Chief Financial Officer; Vice President, Enterprise Business Services — Statutory Accounting, Assurant, Inc.	2014 2013 2012	161,160 158,000 151,499	— — —	16,113 15,829 15,010	— — —	53,183 53,878 29,997	17,995 13,818 14,104	16,567 13,674 10,195	265,018 255,199 220,805
Julie E. Cosio, Senior Vice President	2014 2013	198,900 195,000	— —	59,642 58,541	— —	106,213 91,260	31,743 22,175	19,633 14,382	416,131 381,358
Melissa J. T. Hall, Assistant Treasurer; Senior Vice President, Tax, Assurant, Inc.	2014	325,000	—	178,668	—	268,125	58,164	45,113	875,070
Paula M. Seguin, President and Assistant Secretary; Director of Compliance, Assurant, Inc.	2014 2013 2012	125,394 122,634 118,354	— — —	18,841 18,393 17,262	— — —	37,618 38,017 31,245	19,634 11,466 10,431	10,887 10,217 9,819	212,374 200,727 187,111

(1)  The amounts reported in column (e) for 2014, 2013 and 2012 represent awards of PSUs and RSUs. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718.

  The 2014 PSU values included in column (e) are computed based on the achievement of target level of performance for each award. Assuming the achievement of maximum performance level for each NEO, the amounts in column (e) (representing both RSUs and PSUs) would be as follows: for Mr. Roberts, $1,746,229; for Mr. Yakre $220,546; Ms. Mangelsen $20,138; for Ms. Seguin, $23,549; for Ms. Cosio, $74,544; and for Ms. Hall, $223,307. The grant date fair value of PSUs was estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 18, Stock Based Compensation — Performance Share Units , of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC (the "2014 Form 10-K") for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

Union Security Life Insurance Company of New York

(2)  The change in pension value is the aggregate change in the actuarial present value of the respective NEO's accumulated benefit under the Parent's three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2013 to December 31, 2014, from December 31, 2012 to December 31, 2013 and from December 31, 2011 to December 31, 2012. For each plan, the change in the pension value is determined as the present value of the NEO's accumulated benefits at December 31, 2012, December 31, 2013 or December 31, 2014 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31, 2011, December 31, 2012 or December 31, 2013, as applicable. Present values of accumulated benefits at December 31, 2011, December 31, 2012, December 31, 2013 and December 31, 2014 use the same assumptions as included in the financial statements in Assurant's Annual Reports on Form 10-K for the fiscal years ending December 31, 2011, December 31, 2012, December 31, 2013 and December 31, 2014, respectively, as filed with the SEC.

(3)  The table below details the amounts reported in the "All Other Compensation" column, which include premiums paid for Executive Long Term Disability, Parent contributions to the Assurant 401(k) Plan, perquisites and other personal benefits, dividends and dividend equivalents, and certain other amounts during 2014:

Name	Executive LTD ($)	Parent Contributions to Executive 401(k) ($)	Parent Contributions to Assurant 401(k) ($)	Perquisites and Other Personal Benefits ($)	Dividends and Dividend Equivalents (a) ($)	Other Amounts (b) ($)	Total ($)
John S. Roberts	5,119	42,825	15,600	—	57,367	504	121,415
Miles B. Yakre	—	11,432	15,600	—	9,765	697	37,494
Tamrha V. Mangelsen	—	—	10,752	—	938	4,877	16,567
Julie E. Cosio	—	1,810	15,600	—	2,223	—	19,633
Melissa J. T. Hall	—	19,603	15,600	—	9,910	—	45,113
Paula M. Seguin	—	—	9,805	—	1,082	—	10,887

(a)  The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2014 on unvested RSUs that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) of the Summary Compensation Table for prior years reflect the dollar value of dividends and dividend equivalents paid on unvested awards of restricted stock and RSUs in those respective years that were not factored into the grant date fair value required to be reported for these awards in column (e). Dividend equivalents were paid on 2011 PSUs for shares vested in 2014; and on 2010 PSUs for shares vested in 2013. No dividends or dividend equivalents were paid on PSUs granted in 2014, 2013 or 2012.

(b)  Amounts in this column reflect (i) for Mr. Roberts, a credit made in 2014 in exchange for not electing medical coverage (ii) for Mr. Yakre, a credit made in 2014 in exchange for capping basic life insurance policy at $50,000 (iii) for Ms. Mangelsen, a credit made in 2014 to pay tuition reimbursement.

Grants of Plan-Based Awards

The table below sets forth individual grants of awards made to each NEO during 2014.

Grants of Plan-Based Awards Table for Fiscal Year 2014

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	or Units (#) (i)	Options (#) (j)	Awards ($/Sh) (2) (k)	Awards ($) (1) (l)
John S. Roberts	3/13/2014 3/13/2014 —	— — 0	— — 565,000	— — 1,130,000	— 7,333 —	— 14,666 —	— 21,999 —	4,889 — —	— — —	65.01 64.93 —	317,834 952,263 —
Miles B. Yakre	3/13/2014 3/13/2014 —	— — 0	— — 176,550	— — 353,100	— 679 —	— 1,358 —	— 2,037 —	1,358 — —	— — —	65.01 64.93 —	88,284 88,175 —
Tamrha V. Mangelsen	3/13/2014 3/13/2014 —	— — 0	— — 35,455	— — 70,910	— 62 —	— 124 —	— 186 —	124 — —	— — —	65.01 64.93 —	8,061 8,051 —
Julie E. Cosio	3/13/2014 3/13/2014 —	— — 0	— — 59,670	— — 119,340	— 230 —	— 459 —	— 689 —	459 — —	— — —	65.01 64.93 —	29,840 29,803 —
Melissa J.T. Hall	3/13/2014 3/13/2014 —	— — 0	— — 178,750	— — 357,500	— 688 —	— 1,375 —	— 2,063 —	1,375 — —	— — —	65.01 64.93 —	89,389 89,279 —
Paula M. Seguin	3/13/2014 3/13/2014 —	— — 0	— — 25,079	— — 50,158	— 73 —	— 145 —	— 218 —	145 — —	— — —	65.01 64.93 —	9,426 9,415 —

(1)  The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO's annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2014 performance is reported in the column entitled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.

Union Security Life Insurance Company of New York

(2)  The base price of 2014 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of our Common Stock on the grant date.

  The base price of 2014 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance and estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 18, Stock Based Compensation — Performance Share Units, of the Company's 2014 Form 10-K for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table

Annual Incentive Awards

The annual incentive award for Mr. Roberts is paid pursuant to the Assurant, Inc. Executive Short Term Incentive Plan ("ESTIP"), a plan intended to meet the requirements of IRC Section 162(m). The aggregate payments to all ESTIP participants for any performance period cannot exceed 5% of the Parent's net income (as defined in the ESTIP). At the end of each year, the Compensation Committee of the Parent's Board of Directors (the "Parent Compensation Committee") certifies the amount of the Parent's net income and the maximum award amounts that can be paid under the ESTIP. The Parent Compensation Committee then has discretion to pay an incentive award that is less than the applicable maximum. For 2014, the Parent Compensation Committee exercised negative discretion to reduce Mr. Roberts' award by applying the performance goals described in the CD&A under the heading "Annual Incentive Compensation" and additional negative discretion with regard to the reduction of the annual incentive multiplier of Mr. Roberts under the heading "Annual Incentive Performance Results for Mr. Roberts". The threshold, target and maximum payout amounts disclosed in the Grants of Plan-Based Awards Table reflect the application of these performance goals and additional negative discretion.

Annual incentive payments for Mr. Yakre and Ms. Cosio, Ms. Mangelsen and Ms. SeGuin were paid pursuant to the annual incentive program applicable to the Parent, Assurant Employee Benefits or Assurant Solutions, as applicable. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled "CD&A — Annual Incentive Compensation."

Long Term Equity Incentive Awards

The Parent's equity-based awards have been granted under two long-term incentive compensation plans, the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP") and the Assurant, Inc. 2004 Long-Term Incentive Plan (the "ALTIP"). The ALTEIP was approved by the Parent's stockholders in May 2008. Since that time, equity grants to our named executive officers have been awarded pursuant to the ALTEIP. The RSUs typically vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.

Prior to the adoption of the ALTEIP, our named executive officers were awarded stock appreciation rights ("SARs") and shares of restricted stock under the ALTIP. No additional equity awards may be granted under the ALTIP. Restricted stock awards granted under the ALTIP also typically vest in three equal installments on each of the first three anniversaries of the grant date. Restricted stock award recipients, as beneficial owners of the shares, have full voting and dividend rights with respect to the shares during and after the restricted period. Dividends are paid in cash and are not eligible for reinvestment during the restricted period. SARs granted under the ALTIP vest on the third anniversary of the grant date. To the extent not previously exercised, SARs are automatically exercised on the earliest of (i) the fifth anniversary of the grant date, (ii) the second anniversary of the participant's termination of employment for reason of death or disability or (iii) ninety days following the participant's termination of employment for reasons other than retirement, disability or death.

Union Security Life Insurance Company of New York

Outstanding Equity Awards at Fiscal Year End

The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2014.

Outstanding Equity Awards Table for Fiscal Year 2014

	Option Awards (1)					Stock Awards (1)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (2) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (2) ($) (e)	Option Expiration Date (2) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested (3) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (3) ($) (j)
John S. Roberts
				—	—
				—	—
						4,889	(4)	334,554
									18,701	(5)	1,279,675
									18,492	(6)	1,265,408
									7,333	(7)	501,797
Miles B. Yakre
		—	—	—	—
		—	—	—	—
						614	(8)	42,016
						1,302	(9)	89,096
						1,358	(4)	92,928
									2,760	(5)	188,867
									2,930	(6)	200,466
									679	(7)	46,464
Tamrha V. Mangelsen
		—	—	—	—
		—	—	—	—
						60	(8)	4,106
						120	(9)	8,212
						124	(4)	8,485
									270	(5)	18,476
									269	(6)	18,373
									62	(7)	4,243
Julie E. Cosio
		—	—	—	—
		—	—	—	—
						134	(8)	9,170
						442	(9)	30,246
						459	(4)	31,409
						167	(10)	11,428
									602	(5)	41,161
									993	(6)	67,951
									230	(7)	15,705
Melissa J. T. Hall
		—	—	—	—
		—	—	—	—
						660	(8)	45,164
						1,274	(9)	87,180
						1,375	(4)	94,091
						500	(11)	34,215	2,967	(5)	203,032
									2,865	(6)	196,052
									688	(7)	47,046
Paula M. Seguin
		—	—	—	—
		—	—	—	—
						69	(8)	4,722
						139	(9)	9,512
						145	(4)	9,922
									311	(5)	21,248
									312	(6)	21,350
									73	(7)	4,961

(1)  These columns represent awards under the ALTEIP. Awards are PSUs or RSUs.

(2)  Prior to the adoption of the ALTEIP in May 2008, our NEOs were awarded stock appreciation rights ("SARs") and shares of restricted stock under the ALTIP. All SARs and restricted stock awards granted to the NEOs under the ALTIP have vested.

(3)  Value was determined using the December 31, 2014 closing price of our Common Stock of $68.43.

(4)  This RSU award was granted on March 13, 2014 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(5)  This PSU award was granted on March 8, 2012 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at maximum levels, as the Company's ranked average performance for 2012-2013 relative to the applicable index exceed the applicable performance targets. Company's ranked average performance for 2014 relative to the applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2012-2014 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

Union Security Life Insurance Company of New York

(6)  This PSU award was granted on March 14, 2013 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item (402)(f)(2), the values for this award in columns (i) and (j) are reported at maximum levels, as the Company's ranked average performance for 2013 relative to the applicable index exceed the applicable performance targets. Company's ranked average performance for 2014 relative to the applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2013-2015 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

(7)  This PSU award was granted on March 13, 2014 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item (402)(f)(2), the values for this award in columns (i) and (j) are reported at threshold levels, as the Company's ranked average performance for 2014 relative to the applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2014-2016 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

(8)  This RSU award was granted on March 8, 2012 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(9)  This RSU award was granted on March 14, 2013 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(10)  This RSU award was granted on January 3, 2012 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(11)  This RSU award was granted on January 2, 2013 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

Option Exercises and Stock Vested in Last Fiscal Year

The following table provides information regarding all of the SARs that were exercised by the NEOs during 2014, and all RSUs and shares of restricted stock held by the NEOs that vested during 2014 on an aggregated basis.

Option Exercises and Stock Vested Table for Fiscal Year 2014

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (1) (e)
John S. Roberts	—	—	3,974 4,156 4,109 8,219(2) 14,543(3)	273,014 282,359 268,605 545,495 976,853
Miles B. Yakre	—	—	657 613 651 2,404(3)	45,136 41,647 42,556 161,477
Tamrha V. Mangelsen	—	—	64 60 59 235(3)	4,397 4,076 3,857 15,785
Julie E. Cosio	—	—	102 134 220 167 371(3)	7,007 9,104 14,381 10,975 24,920
Melissa J. T. Hall	—	—	613 659 636 250 2,242(3)	42,113 44,772 41,575 16,330 150,595
Paula M. Seguin	—	—	74 69 69 270(3)	5,084 4,688 4,511 18,136

(1)  The value realized on exercise and/or vesting was determined using the closing price of Assurant, Inc. Common Stock on the exercise or vesting date (or prior trading day if the exercise or vesting date fell on a weekend or holiday).

Union Security Life Insurance Company of New York

(2)  This amount represents the value of outstanding RSU awards granted to Mr. Roberts in 2013 that, in accordance with the terms of the applicable award agreement, became fully vested in 2014 because this executive is eligible for retirement. Payouts in respect of this award will continue in accordance with the standard three-year vesting schedule, subject to full payout in the event of an actual retirement from employment (in compliance with IRC Section 409A). Accordingly, the amount of compensation actually realized upon a payout will be based on the then-fair market value of the Company's Common Stock and may differ from the amount set forth above.

(3)  These amounts represent the value of PSU awards granted in 2011 that, in accordance with the terms of the applicable award agreements, became fully vested in 2014. The performance ranking for these awards exceeded the median performance of the peer group which resulted in a final payout amount of 122% of target shares awarded. Accordingly, the amount of compensation actually realized upon a payout is based on the-fair market value of the Company's Common Stock on the date the Assurant Compensation Committee approves the performance ranking, which was April 24, 2014.

Pension Benefits

The Company maintains three defined benefit pension plans. Two are nonqualified executive defined benefit pension plans: the SERP and the Executive Pension Plan. In addition, the Company maintains the Pension Plan, a broad-based, tax qualified, defined benefit pension plan.

The table below describes each plan that provides for pension payments to the NEOs.

Pension Benefits Table for Fiscal Year 2014

Name (a)	Plan Name (b)	Number of Years of Credited Service (1) (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
John S. Roberts	Pension Plan Executive Pension Plan SERP	6 6 7.5	45,180 130,397 2,289,559
Miles B. Yakre	Pension Plan Executive Pension Plan SERP	22.08 22.08 n/a	272,963 217,465 n/a
Tamrha V. Mangelsen	Pension Plan Executive Pension Plan SERP	17 n/a n/a	132,883 n/a n/a
Julie E. Cosio	Pension Plan Executive Pension Plan SERP	17.75 17.75 n/a	163,578 4,615 n/a
Melissa J.T. Hall	Pension Plan Executive Pension Plan SERP	20 20 n/a	225,900 219,631 n/a
Paula M. Seguin	Pension Plan Executive Pension Plan SERP	21 n/a n/a	142,092 n/a n/a

(1)  None of the NEOs have more years of credited service under any of the plans than actual years of service with the Company.

Narrative to the Pension Benefits Table

The following is a description of the plans and information reported in the Pension Benefits Table.

The Pension Plan

Eligible employees employed by the Company prior to January 1, 2014, may generally participate in the Assurant Pension Plan on January 1 or July 1 after completing one year of service with Assurant. Credited service for determining a participant's benefit accrues after an employee begins participating in the plan and has no limit. Eligible compensation under this plan is subject to the applicable limit under Internal Revenue Code ("IRC") Section 401(a)(17) (which was $260,000 for 2014).

The lump sum value of the benefit is based on the participant's accumulated annual accrual credits multiplied by their final average earnings. Final average earnings is defined as the highest average annual compensation for five consecutive complete calendar years of

Union Security Life Insurance Company of New York

employment during the ten consecutive complete calendar years immediately prior to the participant's termination of employment. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

Years of Service	Credit
Years 1 through 10	3%
Years 11 through 20	6%
Years 21 through 30	9%
Years over 30	12%

The present value of accumulated benefits at December 31, 2013 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and final average earnings (which is limited by IRC Section 401(a)(17)) at December 31, 2013.

The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. Participants may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits after three years of vesting service. All of the NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.

The Assurant Executive Pension Plan

Eligible employees employed by the Company prior to January 1, 2014 may generally begin participating in the Assurant Executive Pension Plan on January 1 or July 1 after completing one year of service with the Company and when their eligible compensation exceeds the IRC Section 401(a)(17) compensation limit (which was $260,000 for 2014). Eligible compensation for participants is not capped.

A participant's benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the IRC limit) reduced by the benefit payable under the Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under IRC Section 409A. Service covered begins with participation in the Assurant Executive Pension Plan and has no limit. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service. All of the participating NEOs are currently 100% vested in their Executive Pension Plan benefit.

The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above. The present value of accumulated benefits at December 31, 2014 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and unlimited final average earnings as of December 31, 2014 offset by the Assurant Pension Plan benefits.

The Assurant SERP

Prior to January 1, 2014, an executive was nominated by the Parent and approved by the Parent Compensation Committee for the participation in the SERP. Effective January 1, 2014, the Committee closed the SERP to any new entrants. Under the Assurant SERP, when a participant terminates employment, he or she is entitled to a benefit equal to a "Target Benefit" that is offset by the participant's benefit payable from the Pension Plan, the Assurant Executive Pension Plan and the participant's estimated Social Security benefit. The Target Benefit is equal to 50% of the participant's eligible compensation multiplied by a fraction, not to exceed 1.0, whose numerator is equal to the number of months of credited service at termination, and whose denominator is equal to 240. After 20 years of credited service and turning age 60, 62 or 65, as applicable, a participant will earn a full 50% benefit under the Assurant SERP payable as a life annuity. Generally, credited service is based on the participant's years of service with the Company. If a participant was formerly employed by an acquired company, then service with that company may be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. In 2006, based on a study of the market practice, the Parent Compensation Committee approved a change to the normal retirement age from age 60 to age 62. This change is effective only for participants joining the Assurant SERP during 2007 or later. Since Mr. Roberts was approved for participation in the Assurant SERP after January 1, 2007, the change in normal retirement age applies to him. For participants who join the Assurant SERP on or after January 1, 2010, the normal retirement age has been increased to 65. A participant commences vesting in the Assurant SERP on the second anniversary of participation and continues to vest at the rate of 3% for each month of employment thereafter with the Company.

Mr. Roberts was 100% vested in his SERP benefit and had not attained normal retirement age as of December 31, 2014; therefore, if he had terminated employment on or prior to that date, his SERP benefit would have been actuarially reduced to his age.

The present value of the accumulated benefits at December 31, 2014 was determined based on the December 31, 2014 accrued benefit using the base salary, target ESTIP award and credited service at December 31, 2014. The present value of the accumulated benefits at December 31, 2014 is determined assuming the following: (1) the executives will retire from the Company at the plan's normal retirement age; (2) the executives will receive their benefits in accordance with their current form of payment elections; and

Union Security Life Insurance Company of New York

(3) the present value of single lump sum benefits is determined using an interest rate of 3.77% to the retirement date and a lump sum conversion factor (5) at retirement.

Number of Years of Credited Service

The number of years of credited service varies between plans for the following reasons. Eligibility for the Pension Plan and Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. Eligibility under the Assurant SERP generally recognizes all service with the Company; however, if a participant was formerly employed by an acquired company, then service with that company may or may not be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. Mr. Roberts has prior service that was not recognized. For purposes of determining the amount of benefits payable under the Assurant SERP, credited service is capped at 20 years.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Parent currently maintains the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"), which provides for the deferral of compensation on a basis that is not tax qualified. The Assurant Investment Plan (the "AIP") was frozen in December 2004. The Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") is a nonqualified defined contribution plan.

Nonqualified Defined Contribution and Other Nonqualified Deferred
Compensation Plans Table for Fiscal Year 2014

Name (a)	Plan	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY (1), (2) ($) (c)	Aggregate Earnings in Last FY (1) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at last FYE (1) ($) (f)
John S. Roberts	ADC Plan	—	—	—	—	—
	AIP	—	—	—	—	—
	Executive 401(k) Plan	—	42,825	47,639	—	645,657
	TOTAL	—	42,825	47,639	—	645,657
Miles B. Yakre	ADC Plan	—	—	—	—	—
	AIP	—	—	—	—	—
	Executive 401(k) Plan	—	11,431	1,558	—	215,237
	TOTAL	—	11,431	1,558	—	215,237
Tamrha V. Mangelsen	ADC Plan	—	—	—	—	—
	AIP	—	—	—	—	—
	Executive 401(k) Plan	—	—	—	—	—
	TOTAL	—	—	—	—	—
Julie E. Cosio	ADC Plan	—	—	—	—	—
	AIP	—	—	—	—	—
	Executive 401(k) Plan	—	1,810	(4)	—	1,806
	TOTAL	—	1,810	(4)	—	1,806
Melissa J.T. Hall	ADC Plan	—	—	—	—	—
	AIP	—	—	—	—	—
	Executive 401(k) Plan	—	19,603	13,620	—	215,584
	TOTAL	—	19,603	13,620	—	215,584
Paula M. Seguin	ADC Plan	—	—	—	—	—
	AIP	—	—	—	—	—
	Executive 401(k) Plan	—	—	—	—	—
	TOTAL	—	—	—	—	—

(1)  The amounts in column (c) were reported as compensation in the last completed fiscal year in the "All Other Compensation" column of the Summary Compensation Table as follows: for Mr. Roberts, $42,825 of Company contributions to the Executive 401(k); for Mr. Yakre, $11,431 of Company contributions to the Executive 401(k); for Ms. Hall, $19,603 of Company contributions to the Executive 401(k); and for Ms. Cosio, $1,810 of Company contributions to the Executive 401(k).

(5)  The lump sum values shown are based on December monthly bond segment rates of 1.48% for years 0-5, 3.77% for years 5-20 and 4.79% for years 20+. The mortality is based on the IRC Section 417(e) mortality prescribed by the PPA.

Union Security Life Insurance Company of New York

  The NEOs' Aggregate Earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, and AIP, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, and notional interest and dividends held in the plans, during 2014. The Company does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Executive 401(k) Plan, the aggregate earnings represent the notional capital gains or losses, interest and dividends on the aggregate balance, during 2014. Similarly, the Company does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.

  For the AIP and ASIC Plan, no contributions could have been made during the fiscal year 2014 because both plans have been frozen since December 2004.

  For the Executive 401(k) Plan, the following amounts that make up the totals in column (f) were reported as compensation in the "All Other Compensation" column of the Summary Compensation Table for the 2012, 2013 and 2014 fiscal years, as applicable: for Mr. Roberts, $42,720 for 2012; $47,664 for 2013; and $42,825 for 2014; and for Mr. Yakre, $11,090 for 2012; $14,380 for 2013; and $11,431 for 2014.

(2)  The Executive 401(k) Plan amounts reported in this column reflect the Company contribution to the Executive 401(k) Plan (6% of eligible compensation in excess of the limit under IRC Section 401(a)(17)).

(3)  The Company does not currently make any contributions to the ADC Plan.

(4)  Because the AIP and ASIC Plan have both been frozen since December 2004, no contributions could have been made during fiscal year 2014. The Executive 401(k) Plan does not provide for participant contributions.

Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table

The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.

The ADC Plan

Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earnings or losses are credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator As a result of IRC Section 409A, certain key employees (including the NEOs) are subject to a six-month waiting period for distributions following termination.

The AIP

Prior to the establishment of the ADC Plan in 2005, eligible employees were able to participate in the AIP. The AIP provided key employees the ability to exchange a portion of their compensation for options to purchase certain publicly available mutual funds. Assurant did not provide any above market earnings or preferential earnings to the participants. The AIP was frozen in December 2004. Since then, participants have been able to withdraw from the AIP and have the ability to change their investment elections but any new deferrals of compensation have been made through the ADC Plan.

The Executive 401(k) Plan

Eligible employees may generally participate in this plan after completing one year of service with the Company and when their eligible compensation exceeds the compensation limit under the IRC. The Parent makes an annual contribution for each participant in this plan equal to 6% of eligible compensation in excess of the IRC limit (which was $260,000 for 2014). The participant must be employed on the last regularly scheduled work day of the year in order to receive the contribution unless the participant retires, becomes totally disabled, dies or his or her employment is terminated in the fourth quarter of the year as a result of a reduction in work force. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. For the NEOs, eligibility for retirement under the Executive 401(k) Plan is based upon reaching age 55 and completing ten years of service. Please see footnote 3 to the Summary Compensation Table above, for quantification of Company contributions to the Executive 401(k) Plan in 2014.

Union Security Life Insurance Company of New York

The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Executive 401(k) Plan after three years of service. All of the NEOS are currently 100% vested in their Executive 401(k) Plan benefits.

Potential Payments Upon Termination or Change of Control

The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances enumerated below on December 31, 2014.

Potential Payments Upon Termination or Change of Control Table

Name	Payout if Terminates Voluntarily 12/31/14 Not Retirement) (1) (a)	Payout if Terminates Voluntarily 12/31/14 Retirement) (1) (b)	Payout if Terminated Involuntarily 12/31/14 (2) (c)	Payout if Terminated Upon Change of Control 12/31/14 (3) (d)	Payout if Terminated Upon Death 12/31/14 (e)	Payout if Terminated Upon Disability 12/31/14 (f)
John S. Roberts
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	$2,543,543	$2,543,543	—	$2,164,304	$2,164,304
Executive Pension Plan (5)	—	$130,397	$130,397	—	$130,397	$130,397
SERP (6)	—	$2,169,529	$2,169,529	—	$2,169,529	$2,169,529
Executive 401(k) Plan (7)	—	$645,657	$645,657	—	$645,657	$645,657
Welfare Benefit Lump Sum (8)	—	—	—	—	—	—
TOTAL	—	$5,489,126	$5,489,126	—	$5,109,887	$5,109,887
Miles B. Yakre
STIP Award (9)	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	—	$324,427	—	$324,427	$324,427
Executive Pension Plan (5)	$217,465	—	$217,465	—	$217,465	$217,465
SERP (6), (9)	—	—	—	—	—	—
Executive 401(k) Plan (7)	$215,237	—	$215,237	—	$215,237	$215,237
Welfare Benefit Lump Sum (8), (9)	—	—	—	—	—	—
TOTAL	$432,702	—	$757,129	—	$757,129	$757,129
Tamrha V. Mangelsen
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	—	$30,588	—	$30,588	$30,588
Executive Pension Plan (5)	—	—	—	—	—	—
SERP (6)	—	—	—	—	—	—
Executive 401(k) Plan (7)	—	—	—	—	—	—
Welfare Benefit Lump Sum (8)	—	—	—	—	—	—
TOTAL	—	—	$30,588	—	$30,588	$30,588
Julie E. Cosio
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	—	$102,919	—	$102,919	$102,919
Executive Pension Plan (5)	$4,615	—	$4,615	—	$4,615	$4,615
SERP (6)	—	—	—	—	—	—
Executive 401(k) Plan (7)	$1,806	—	$1,806	—	$1,806	1,806
Welfare Benefit Lump Sum (8)	—	—	—	—	—	—
TOTAL	$6,421	—	$109,340	—	$109,340	$109,340
Melissa J.T. Hall
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	—	$351,046	—	$351,046	$351,046
Executive Pension Plan (5)	$219,631	—	$219,631	—	$219,631	$219,631
SERP (6)	—	—	—	—	—	—
Executive 401(k) Plan (7)	$215,585	—	$215,585	—	$215,585	$215,585
Welfare Benefit Lump Sum (8)	—	—	—	—	—	—
TOTAL	$435,216	—	$786,261	—	$786,261	$786,261
Paula M. Seguin
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	—	$35,515	—	$35,515	$35,515
Executive Pension Plan (5)	—	—	—	—	—	—
SERP (6)	—	—	—	—	—	—
Executive 401(k) Plan (7)	—	—	—	—	—	—
Welfare Benefit Lump Sum (8)	—	—	—	—	—	—
TOTAL	—	—	$35,515	—	$35,515	$35,515

Union Security Life Insurance Company of New York

(1)  As of December 31, 2014, Mr. Roberts met the requirements for retirement eligibility (age 55 with 10 years of service). Accordingly, if Mr. Roberts were to terminate voluntarily, it would be considered a retirement and column (a) "Payout if Terminated Voluntarily (Not Retirement)" would not apply. Since none of the other NEOs qualify for retirement, the column entitled "Payout if Terminated Voluntarily (Retirement)" does not apply to them.

(2)  The values in this column reflect an involuntary termination for reasons other than for cause. In the event of an involuntary termination for cause, the same amounts would be payable except (1) the NEOs would not receive a SERP payment and (2) the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.

(3)  A sale of the Company would not trigger any payments for the NEOs under their respective Change of Control Employment Agreements.

(4)  These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2014 based on the closing stock price of $68.43. These amounts also reflect pro-rata vesting in the event of death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.

(5)  Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).

(6)  SERP payments are all shown as the present value of the retirement benefit.

(7)  This amount includes the Company's contribution to the Executive 401(k) Plan made in 2014.

(8)  Although no agreements exist with respect to the exact severance amounts an NEO would receive upon voluntary termination (retirement) or involuntary termination, the Parent may consider paying discretionary severance amounts (including a welfare benefit lump sum and costs of outplacement services) depending on the facts and circumstances of the NEO's termination.

(9)  In accordance with Item 402(j) of Regulation S-K, the amounts set forth in column (c) for these line items are what Mr. Yakre would have received as of December 31, 2014. Mr. Yakre entered into a Severance Agreement with the Parent in February 2015, separate and apart from his COC Agreement (described below). Under this Severance Agreement, Mr. Yakre is entitled to certain additional payments upon the occurrence of certain events not covered by the COC Agreement. Please see the section "Severance Agreement with Mr. Yakre" below for further details

Narrative to the Potential Payments Upon Termination or Change of Control Table

The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the material terms of the Change of Control Agreements and the methodology and material assumptions made in calculating the Executive Pension Plan and SERP benefits payable in the event of disability or death. The material terms of the Executive Pension Plan and the SERP are described in the section entitled "Narrative to the Pension Benefits Table" above. The material terms of the ADC Plan and the Executive 401(k) Plan are described in the section entitled "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" above. Additional information on the ALTEIP is described in the CD&A and the section entitled "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table" above.

Ms. Mangelsen and Ms. SeGuin would have only received payments in the event of involuntary termination not for cause or due to death or disability on December 31, 2014. In each case, Ms. Mangelsen would have received $30,588 and Ms. SeGuin would have received $35,515 in RSUs and PSUs on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). Additionally, under an annual incentive program policy, each of Ms. Mangelsen and Ms. SeGuin would have also received an annual incentive award on March 15, 2015 based on full-year 2014 results in the case of involuntarily termination not for cause or due to death. For more information, including the amount of their annual incentive awards, please see the CD&A.

Treatment of Annual Incentive Awards

Under the ESTIP (which applied to Mr. Roberts), if a participant's employment is terminated during a performance period due to disability or death, the Assurant Compensation Committee may grant the participant an award in any amount the Committee deems appropriate. If a participant's employment is terminated during a performance period due to retirement, any award for that participant will be subject to the maximum limits under the ESTIP (participant's allocated portion of 5% of the Parent's net income as defined under the ESTIP), based on the amount of the Parent's net income for the full performance period. If a participant's employment terminates for any other reason, any award paid to that participant will be subject to the maximum limits described above, pro-rated to reflect the number of days in the performance period that the participant was employed. Upon a change of control of the Parent, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Committee no later than the date of the change of control.

Accelerated and Pro-rated Vesting of Equity Awards

Upon a termination due to death or disability, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination. In the event of a change of control of the Company, awards under the ALTEIP would be prorated based on treatment as an involuntary termination.

Union Security Life Insurance Company of New York

The SERP

As of December 31, 2014, Mr. Roberts was 100% vested in his SERP benefit and had not attained normal retirement age as of December 31, 2014; therefore, if he had terminated employment on or prior to that date, his SERP benefit would have been actuarially reduced to his age.

If there is a change of control with respect to the Parent Company or applicable operating segment, and within two years after the change of control a participant's employment is terminated without cause or the participant terminates employment for good reason (as defined in the SERP), then (1) the participant will become 100% vested in his or her SERP benefit; (2) the participant will be credited with 36 additional months of service for purposes of computing his or her target benefit; (3) the actuarial reduction for commencement of the SERP benefit prior to normal retirement age will be calculated as though the participant was 36 months older than his or her actual age; and (4) the participant may receive his or her SERP benefit following a change of control at a time and in an optional form that is different than the time and optional form that he or she would receive under circumstances not related to a change of control. This election may not be changed within one year prior to the participant's termination date. In the event of a termination of employment other than described above, the following applies: (i) a participant will automatically become 100% vested in his or her SERP benefit in the event of death or disability, (ii) a participant will forfeit any remaining benefit in the event he or she is terminated for cause or commits a material breach of certain covenants regarding non-competition, confidentiality, non-solicitation of employees or non-solicitation of customers.

Mr. Roberts does not have a grandfathered benefit earned and vested as of December 31, 2004. For Mr. Roberts, as of January 1, 2008, for benefits earned and vested after December 31, 2004, the only form of payment available under the SERP is a single lump payment that is the actuarial equivalent of the SERP benefit payable as a life annuity.

The Executive 401(k) Plan

The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.

Change of Control Agreements

Assurant, Inc. is a party to COC Agreement with Mr. Roberts and Mr. Yakre. The COC Agreements generally provide that if, during the two-year period following a change of control (as defined in the COC Agreements), the executive's employment is terminated by the Company other than for cause (as defined in the COC Agreements) or disability (as defined in the COC Agreements), or by the executive for good reason (as defined in the COC Agreements), the executive would be entitled to receive, subject to the executive's execution of a release of claims, within 60 days of the termination (or such later date that may be required by tax laws governing deferred compensation), a payment equal to 0.5 times the target annual ESTIP or short term incentive program ("STIP") award for the year in which the date of termination occurs, an amount of cash severance equal to two (in the case of Mr. Yakre) or three (in the case of Mr. Roberts) times the sum of the executive's annual base salary plus target short term incentive program or ESTIP award, continued welfare benefits for the 18-month period following the date of termination, and outplacement benefits.

Termination in Anticipation of a Change of Control. If an executive's employment is terminated by Assurant without cause or by the executive for good reason prior to the date on which a change of control occurs, and if it is reasonably demonstrated by the executive that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a change of control or (ii) otherwise arose in connection with or anticipation of a change of control, then the executive will be entitled to the severance and other benefits described above.

Funding of Severance Payment Obligations. Within five business days of the executive's date of termination after a change of control, Assurant must establish and fund a trust in an amount of cash equal to the amount of the severance payments to which the executive is entitled.

Definition of "Change of Control". For purposes of the agreements, change of control is defined to mean:

•  a change in a majority of the Assurant's Board of Directors (the "Incumbent Board") excluding any persons approved by a vote of at least a majority of the Incumbent Board other than in connection with an actual or threatened proxy contest;

•  an acquisition by an individual, entity or a group of 30% or more of the Assurant's Common Stock or voting securities (excluding an acquisition directly from Assurant, by Assurant, by an employee benefit plan of Assurant or pursuant to a transaction described immediately below);

•  consummation of a merger, consolidation or similar transaction, or sale of all or substantially all of Assurant's assets other than a business combination in which all or substantially all of the stockholders of Assurant receive 60% or more of the stock of the company resulting from the business combination, at least a majority of the board of directors of the resulting corporation were members of the Incumbent Board, and after which no person owns 30% or more of the stock of the resulting corporation, who did not own such stock immediately before the business combination;

Union Security Life Insurance Company of New York

•  stockholder approval of a complete liquidation or dissolution of Assurant; or

•  for the NEOs who are officers of an operating division of Assurant (Messrs. Roberts and Yakre), the sale or other disposition of the companies, assets or businesses comprising the division having (A) book value equal to at least 70% of the book value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; or (B) market value equal to at least 70% of the market value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; provided, that neither an initial public offering of some or all of the division nor a spin-off to Assurant's stockholders of some or all of the companies or business divisions comprising the division (or a transaction having a similar effect) shall constitute a change of control.

A sale or other disposition of the Company would not trigger the COC Agreements of Messrs. Roberts and Yakre.

Non-Competition and Non-Solicitation. Under the COC Agreements, executives may not engage in activity competitive with Assurant (including as an employee or officer of a competitor) or solicit customers of Assurant during the period beginning on January 1, 2009 and expiring on the date of a change of control. If the executive's employment is terminated before a change of control occurs, the length of the applicable non-competition period varies based on the type of termination. Specifically, if the executive's employment is terminated by Assurant for cause or by the executive without good reason, the non-competition period will expire six months after the date of termination. If the executive's employment is terminated by Assurant without cause or by the executive for good reason, the non-competition period will expire on the date of termination. Executives also may not employ or offer to employ officers or employees of Assurant or any of its subsidiaries during the period beginning on January 1, 2009 and ending one year after the date of termination of the executive's employment.

Severance Agreement with Mr. Yakre. Assurant, Inc. is also a party to a Severance Agreement with Mr. Yakre that provides for additional severance, STIP award, welfare benefits (i.e., health care, life insurance and long-term disability benefits) and outplacement payments if, during the two-year period following the occurrence of certain qualifying events (as defined in the Severance Agreement) not covered by his COC Agreement, Mr. Yakre's employment is terminated by the Company without cause or by Mr. Yakre for good reason (as defined in the Severance Agreement).

COMPENSATION OF DIRECTORS

The following table sets forth the cash and other compensation earned by (or accrued to) the members of the Board of Directors of USLICONY for all services in all capacities during the fiscal year ended December 31, 2014.

Director Compensation Table for Fiscal Year 2014

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (1) (h)
Esther Nelson	2,500	—	—	—	—	—	2,500
Terry J. Kryshak	4,000	—	—	—	—	—	4,000
Larry Cains	4,000	—	—	—	—	—	4,000

(1)  The amounts reported in this column reflect the dollar amount recognized for financial statement purposes for the fiscal year ended December 31, 2014.

Narrative to the Director Compensation Table

The table above reflects payments made to independent outside directors of the Company. Messrs. Roberts and Yakre, Ms. Cosio, Ms. Hall and Ms. SeGuin, who were employees of Assurant and served as directors of the Company during 2014, received no additional compensation for their service as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a standing compensation committee of its Board, or any committee that performs similar functions. Compensation decisions regarding the executive officers of the Company are made either by the Assurant Compensation Committee, by the Chief Financial Officer of the Parent or by senior management at the Company, as applicable. No member of the Assurant Compensation Committee is now, or was during 2014 or any time prior thereto, an officer or employee of Assurant, Inc. or any of its subsidiaries.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company. No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.

Union Security Life Insurance Company of New York

(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS

Union Security Insurance Company is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.

SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information concerning the beneficial ownership of Common Stock of Assurant, Inc., the parent company of the Company, as of December 31, 2014 by the Company's Chief Executive Officer, Chief Financial Officer, and each of the Company's other three most highly compensated executive officers, each director, and all executive officers and directors as a group. As of December 31, 2014, Assurant, Inc. had 69,299,562 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially (1)	Percentage of Class
John S. Roberts	22,817	*
Miles B. Yakre	2,005	*
Tamrha V. Mangelsen	3,824	*
Paula M. Seguin	1,795	*
Julie E. Cosio	1,428	*
Larry M. Cains	800	*
Melissa J. T. Hall	400	*
Terry J. Kryshak	25	*
Esther L. Nelson	0	*
All directors and executive officers as a group (9 persons)	33,094	*

*  Less than one percent of class.

(1)  Includes: for Ms. Mangelsen, 3,335 shares of Common Stock, and for all directors and executive officers as a group, 3,335 shares of Common Stock held through the Assurant 401(k) Plan as of December 31, 2014.

Includes restricted stock units ("RSUs") that that will vest and/or become payable on or within 60 days of December 31, 2014 in exchange for the following amounts of Common Stock as of December 31, 2014; for Ms. Cosio, 167 shares; for Ms. Hall, 250 shares. For Mr. Roberts, includes 17,264 shares which vested upon his retirement but are subject to a six month holding period pursuant to IRC Section 409A. RSUs that will vest on or within 60 days of December 31, 2014 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 417 shares.

(N) TRANSACTIONS WITH RELATED PERSONS

The Company is a wholly-owned subsidiary of the Parent and therefore received various ordinary course services from the Parent during 2014. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The fees paid by the Company to the Parent for these services during 2014 totaled approximately $6,497,000. Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

Review, Approval or Ratification of Transactions with Related Persons

The Parent has adopted the Assurant, Inc. Related Person Transaction Policy in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Parent's outstanding common stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Policy:

•  Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. In determining whether to approve or ratify a transaction, the Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Company; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a

Union Security Life Insurance Company of New York

partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable to the Parent than terms generally available to an unrelated third-party under similar circumstances.

•  If a related person transaction will be ongoing, the Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Nominating Committee, on at least an annual basis, will review and assess the ongoing relationship with the related person to see that it remains appropriate.

Procedures:

•  Prior to entering into a transaction, related persons must notify the Parent's law department of any potential related person transaction, as required by the Parent's Code of Ethics, and must provide all relevant facts and circumstances of the proposed transaction. In addition, the law department will periodically obtain information on proposed related person transactions through various sources.

•  If the law department determines that the proposed transaction involves a related person and an amount in excess of $120,000, the proposed transaction will be submitted to the Nominating Committee for consideration at its next meeting. In those instances where the law department determines that it is not practicable or desirable to wait until the next Nominating Committee meeting, the Nominating Committee will call a special meeting to consider proposed transaction.

•  The Nominating Committee will review the facts of all related person transactions that require approval and either approve or disapprove the entry into the transaction. If advance approval is not feasible, then the transaction will be considered and, if the Nominating Committee determines it to be appropriate, ratified at its next meeting.

•  No director will participate in any discussion or approval of a transaction in which he or she is a related person.

Director Independence

We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a New York domiciled insurance company, we are subject to certain independence requirements under Section 1202 of the New York Insurance Law ("Section 1202"). Under Section 1202, our Board is required to have at least seven directors. Additionally one-third of the total directors must not be officers or employees of the Company or any entity controlling or under common control with the Company. The Company currently has seven directors. Three directors (Messrs. Cains and Kryshek and Ms. Nelson) are not officers or employees of the Company, the Parent or any affiliates, and therefore meet the independence requirements under Section 1202.

Union Security Life Insurance Company of New York

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Independent Registered Public Accounting Firm
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Union Security Life Insurance Company of New York

Appendix I — Sample Market Value Adjustment Calculations

We will determine the Market Value Adjustment by multiplying the General Account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:

[(1 + I)/(1 + J + .0025)]N/12 — 1

where,

•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.

•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).

•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .07 + .0025)]60/12 — 1]
	=	$354.57

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,354.57

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .09 + .0025)]60/12 — 1]
	=	–$559.14

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,440.86

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .0775 + .0025)]60/12 — 1]
	=	0

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,000

Union Security Life Insurance Company of New York

Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment	=	$10,000 x [[(1 + .08)/(1 + .08 + .0025)]60/12 — 1]
	=	–$114.94

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,885.06

*  Assumed for illustrative purposes only.

Union Security Life Insurance Company of New York

Appendix II — Investments by Union Security

Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

•  federal, state and municipal obligations,

•  preferred and common stocks,

•  corporate bonds,

•  real estate mortgages and mortgage backed securities,

•  real estate, and

•  certain other investments, including various derivative investments.

See the Financial Statements for information on our investments.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods."

Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:

(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.

The Contracts are reinsured by Hartford Life Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life and Annuity Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security.

To obtain a Statement of Additional Information, please complete the form below and mail to:

Union Security Life Insurance Company of New York
c/o Hartford Life Insurance Company

PO Box 14293
Lexington, KY 40512-4293

Please send a Statement of Additional Information for TD Waterhouse Variable Annuity to me at the following address:

Name

Address

City/State  Zip Code

Part B

Statement of Additional Information
Union Security Life Insurance Company of New York,

Separate Account A

TD Waterhouse Variable Annuity

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Union Security Life Insurance Company of New York c/o Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.

Date of Prospectus: May 1, 2015
Date of Statement of Additional Information: May 1, 2015

Table of Contents

General Information	2
Safekeeping of Assets	2
Experts	2
Independent Registered Public Accounting Firm	2
Non-Participating	2
Misstatement of Age or Sex	2
Principal Underwriter	2
Performance Related Information	2
Total Return for all Sub-Accounts	2
Yield for Sub-Accounts	3
Money Market Sub-Accounts	3
Additional Materials	3
Performance Comparisons	3
Financial Statements

Union Security Life Insurance Company of New York

General Information

Safekeeping of Assets

Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Hartford Securities Distribution, Inc. ("HSD") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

Experts

The statements of assets and liabilities of Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated April 20, 2015, which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Independent Registered Public Accounting Firm

The financial statements of Union Security Life Insurance Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 1100 Walnut, Kansas City, MO 64106.

Non-Participating

The Contract is non-participating and we pay no dividends.

Misstatement of Age or Sex

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

Principal Underwriter

HSD serves as principal underwriter for the contracts. Its principal business office is 200 Hopmeadow Street, Simsbury, CT 06089. HSD is a wholly owned subsidiary of Hartford Financial Services, LLC., which is an indirect subsidiary of Hartford Life, Inc. (the "Parent"). Hartford Life, Inc. is ultimately owned by The Hartford Financial Services Group, Inc. ("The Hartford"). HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

On November 19, 2012, Union Security began paying HSD underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. The aggregate dollar amount of underwriting commissions paid to HSD in its role as principal underwriter for 2014: $1,966.

Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to Woodbury in its role as principal underwriter has been: 2014: $1,966; 2013: $8,385; and 2012: $10,135.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

Total Return for all Sub-Accounts

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical

2

Union Security Life Insurance Company of New York

initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

The formula Union Security uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

Yield for Sub-Accounts

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Union Security uses to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

Money Market Sub-Accounts

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.

Additional Materials

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

Performance Comparisons

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

3

Report of Independent Registered Public Accounting Firm

To The Contract Owners of
Separate Account A of Union Security Life Insurance Company of New York and the
Board of Directors of Hartford Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Separate Account A of Union Security Life Insurance Company of New York (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015

Separate Account A

Union Security Life Insurance Company of New York
Statements of Assets and Liabilities
December 31, 2014

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	Alliance- Bernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. Money Market Fund Sub-Account
Assets:
Investments:
Number of shares	17,525	1,073	1,825	1,220	45,016
Cost	$113,006	$15,490	$45,184	$31,051	$45,016
Market value	$139,677	$16,866	$34,756	$50,015	$45,016
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	2	—	—	1	1
Other assets	—	—	—	—	1
Total assets	139,679	16,866	34,756	50,016	45,018
Liabilities:
Due to Sponsor Company	2	—	—	1	1
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	2	—	—	1	1
Net assets:
For contract liabilities	$139,677	$16,866	$34,756	$50,015	$45,017
Deferred contracts in the accumulation period:
Units owned by participants #	4,474	505	3,861	1,677	4,537
Minimum unit fair value # *	$31.221762	$33.388798	$9.000934	$29.830207	$9.790995
Maximum unit fair value # *	$31.221762	$33.388798	$9.000934	$29.830207	$9.931995
Contract liability	$139,677	$16,866	$34,756	$50,015	$45,017
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Alliance- Bernstein VPS Large Cap Growth Portfolio Sub-Account	Federated Managed Tail Risk Fund II Sub-Account	Federated Fund for U.S. Government Securities II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account
Assets:
Investments:
Number of shares	1,050	1,989	9,160	96	434
Cost	$46,174	$11,662	$103,609	$680	$4,389
Market value	$51,262	$11,040	$101,865	$665	$4,571
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	1	—	1	—	—
Other assets	—	—	—	—	—
Total assets	51,263	11,040	101,866	665	4,571
Liabilities:
Due to Sponsor Company	1	—	1	—	—
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	1	—	1	—	—
Net assets:
For contract liabilities	$51,262	$11,040	$101,865	$665	$4,571
Deferred contracts in the accumulation period:
Units owned by participants #	1,323	830	4,804	22	180
Minimum unit fair value # *	$38.736949	$13.303872	$21.203489	$30.916910	$25.429183
Maximum unit fair value # *	$38.736949	$13.303872	$21.203489	$30.916910	$25.429183
Contract liability	$51,262	$11,040	$101,865	$665	$4,571
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

Separate Account A

Union Security Life Insurance Company of New York
Statements of Assets and Liabilities — (continued)
December 31, 2014

	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account
Assets:
Investments:
Number of shares	1,715	11,095	22,124	696	676
Cost	$13,902	$248,506	$257,960	$33,751	$15,075
Market value	$9,997	$300,558	$257,298	$38,088	$17,871
Due from Sponsor Company	—	30	269	—	—
Receivable from fund shares sold	—	—	—	1	1
Other assets	—	—	—	—	—
Total assets	9,997	300,588	257,567	38,089	17,872
Liabilities:
Due to Sponsor Company	—	—	—	1	1
Payable for fund shares purchased	—	30	269	—	—
Other liabilities	—	—	—	—	—
Total liabilities	—	30	269	1	1
Net assets:
For contract liabilities	$9,997	$300,558	$257,298	$38,088	$17,871
Deferred contracts in the accumulation period:
Units owned by participants #	504	49,824	71,772	11,571	6,945
Minimum unit fair value # *	$19.849974	$5.999980	$3.584947	$3.291693	$2.573224
Maximum unit fair value # *	$19.849974	$5.999980	$3.584947	$3.291693	$2.573224
Contract liability	$9,997	$298,943	$257,298	$38,088	$17,871
Contracts in payout (annuitization) period:
Units owned by participants #	—	269	—	—	—
Minimum unit fair value # *	$—	$5.999980	$—	$—	$—
Maximum unit fair value # *	$—	$5.999980	$—	$—	$—
Contract liability	$—	$1,615	$—	$—	$—

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account
Assets:
Investments:
Number of shares	9,687	31,162	42,952	20,049	22,367
Cost	$139,649	$346,447	$1,032,439	$183,808	$206,230
Market value	$229,963	$654,086	$1,669,977	$169,415	$316,048
Due from Sponsor Company	12	—	—	35	653
Receivable from fund shares sold	—	898	249	—	—
Other assets	—	—	—	—	1
Total assets	229,975	654,984	1,670,226	169,450	316,702
Liabilities:
Due to Sponsor Company	—	898	249	—	—
Payable for fund shares purchased	12	—	—	35	653
Other liabilities	—	—	—	—	—
Total liabilities	12	898	249	35	653
Net assets:
For contract liabilities	$229,963	$654,086	$1,669,977	$169,415	$316,049
Deferred contracts in the accumulation period:
Units owned by participants #	6,199	15,000	139,574	6,873	117,920
Minimum unit fair value # *	$37.098621	$42.539757	$11.856615	$24.235252	$2.661065
Maximum unit fair value # *	$37.098621	$42.539757	$11.856615	$24.235252	$2.661065
Contract liability	$229,963	$638,103	$1,654,877	$166,560	$313,792
Contracts in payout (annuitization) period:
Units owned by participants #	—	376	1,274	118	848
Minimum unit fair value # *	$—	$42.539757	$11.856615	$24.235252	$2.661065
Maximum unit fair value # *	$—	$42.539757	$11.856615	$24.235252	$2.661065
Contract liability	$—	$15,983	$15,100	$2,855	$2,257

Separate Account A

Union Security Life Insurance Company of New York
Statements of Assets and Liabilities — (continued)
December 31, 2014

	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account
Assets:
Investments:
Number of shares	18,802	18,900	13,806	12,930	110
Cost	$187,677	$180,871	$138,082	$242,003	$4,160
Market value	$178,059	$275,947	$138,198	$361,386	$6,984
Due from Sponsor Company	15	—	—	269	—
Receivable from fund shares sold	—	10	3	—	44
Other assets	—	—	1	—	—
Total assets	178,074	275,957	138,202	361,655	7,028
Liabilities:
Due to Sponsor Company	—	10	3	—	44
Payable for fund shares purchased	15	—	—	269	—
Other liabilities	—	—	—	—	—
Total liabilities	15	10	3	269	44
Net assets:
For contract liabilities	$178,059	$275,947	$138,199	$361,386	$6,984
Deferred contracts in the accumulation period:
Units owned by participants #	7,192	14,220	30,572	6,589	2,987
Minimum unit fair value # *	$24.759630	$19.405699	$1.706994	$54.847854	$2.338403
Maximum unit fair value # *	$24.759630	$19.405699	$9.883038	$54.847854	$2.338403
Contract liability	$178,059	$275,947	$138,199	$361,386	$6,984
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	VY JPMorgan Emerging Markets Equity Portfolio Sub-Account (1)	Voya Global Resources Portfolio Sub-Account (2)	Invesco V.I. Global Health Care Fund Sub-Account
Assets:
Investments:
Number of shares	14,594	17,956	1,685	3,578	4,844
Cost	$153,990	$185,252	$30,529	$75,839	$108,863
Market value	$151,335	$303,272	$29,300	$65,921	$163,625
Due from Sponsor Company	205	—	—	—	—
Receivable from fund shares sold	—	11	—	1	2
Other assets	—	—	—	—	—
Total assets	151,540	303,283	29,300	65,922	163,627
Liabilities:
Due to Sponsor Company	—	11	—	2	2
Payable for fund shares purchased	205	—	—	—	—
Other liabilities	—	—	26	49	—
Total liabilities	205	11	26	51	2
Net assets:
For contract liabilities	$151,335	$303,272	$29,274	$65,871	$163,625
Deferred contracts in the accumulation period:
Units owned by participants #	5,798	139,047	1,658	5,558	3,501
Minimum unit fair value # *	$26.099705	$2.107717	$17.659527	$11.850815	$46.733553
Maximum unit fair value # *	$26.099705	$2.107717	$17.659527	$11.850815	$46.733553
Contract liability	$151,335	$293,070	$29,274	$65,871	$163,625
Contracts in payout (annuitization) period:
Units owned by participants #	—	4,840	—	—	—
Minimum unit fair value # *	$—	$2.107717	$—	$—	$—
Maximum unit fair value # *	$—	$2.107717	$—	$—	$—
Contract liability	$—	$10,202	$—	$—	$—

(1)  Formerly ING JPMorgan Emerging Markets Equity Portfolio. Change effective May 1 2014.

(2)  Formerly ING Global Resources Portfolio. Change effective May 1, 2014.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Assets and Liabilities — (continued)
December 31, 2014

	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Fund Sub-Account	MFS® Strategic Income Portfolio Sub-Account	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account
Assets:
Investments:
Number of shares	1,523	184	341	8,213	760
Cost	$21,875	$5,943	$3,431	$90,851	$10,389
Market value	$30,074	$7,326	$3,413	$87,551	$12,463
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	—	—	—	1	—
Other assets	—	1	—	—	—
Total assets	30,074	7,327	3,413	87,552	12,463
Liabilities:
Due to Sponsor Company	—	—	—	1	—
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	—	—	—	1	—
Net assets:
For contract liabilities	$30,074	$7,327	$3,413	$87,551	$12,463
Deferred contracts in the accumulation period:
Units owned by participants #	1,374	188	322	5,537	436
Minimum unit fair value # *	$21.882154	$39.023692	$10.605350	$15.811911	$28.609142
Maximum unit fair value # *	$21.882154	$39.023692	$10.605350	$15.811911	$28.609142
Contract liability	$30,074	$7,327	$3,413	$87,551	$12,463
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Pioneer Fund VCT Portfolio Sub-Account	Pioneer Select Mid Cap Growth VCT Portfolio Sub-Account	Van Eck VIP Unconstrained Emerging Markets Bond Fund Sub-Account	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account
Assets:
Investments:
Number of shares	535	1,218	156	262	3,179
Cost	$11,122	$32,750	$1,710	$8,514	$72,451
Market value	$14,373	$34,991	$1,458	$6,649	$97,613
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	—	—	—	—	1
Other assets	—	—	—	—	—
Total assets	14,373	34,991	1,458	6,649	97,614
Liabilities:
Due to Sponsor Company	—	—	—	—	1
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	1
Net assets:
For contract liabilities	$14,373	$34,991	$1,458	$6,649	$97,613
Deferred contracts in the accumulation period:
Units owned by participants #	754	968	68	216	1,976
Minimum unit fair value # *	$19.056894	$36.145445	$21.443596	$30.727545	$49.401612
Maximum unit fair value # *	$19.056894	$36.145445	$21.443596	$30.727545	$49.401612
Contract liability	$14,373	$34,991	$1,458	$6,649	$97,613
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

Separate Account A

Union Security Life Insurance Company of New York
Statements of Assets and Liabilities — (concluded)
December 31, 2014

HIMCO VIT Index Fund Sub-Account (3)(4)
Assets:
Investments:
Number of shares	22,330
Cost	$838,046
Market value	$917,987
Due from Sponsor Company	—
Receivable from fund shares sold	487
Other assets	—
Total assets	918,474
Liabilities:
Due to Sponsor Company	487
Payable for fund shares purchased	—
Other liabilities	—
Total liabilities	487
Net assets:
For contract liabilities	$917,987
Deferred contracts in the accumulation period:
Units owned by participants #	28,317
Minimum unit fair value # *	$32.076462
Maximum unit fair value # *	$32.601374
Contract liability	$910,949
Contracts in payout (annuitization) period:
Units owned by participants #	219
Minimum unit fair value # *	$32.076462
Maximum unit fair value # *	$32.076462
Contract liability	$7,038

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(3)  Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(4)  Funded as of October 17, 2014.

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations
For the Period Ended December 31, 2014

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. Money Market Fund Sub-Account
Investment income:
Dividends	$2,047	$—	$—	$421	$5
Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk charges	(598)	(109)	(146)	(219)	(212)
Total expenses	(598)	(109)	(146)	(219)	(212)
Net investment income (loss)	1,449	(109)	(146)	202	(207)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	111	1,186	(547)	81	—
Net realized gain distributions	11,377	6,332	—	235	—
Change in unrealized appreciation (depreciation) during the period	(980)	(6,203)	149	3,039	—
Net gain (loss) on investments	10,508	1,315	(398)	3,355	—
Net increase (decrease) in net assets resulting from operations	$11,957	$1,206	$(544)	$3,557	$(207)

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Federated Managed Tail Risk Fund II Sub-Account	Federated Fund for U.S. Government Securities II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account
Investment income:
Dividends	$—	$217	$2,579	$39	$148
Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk charges	(133)	(54)	(400)	(3)	(21)
Total expenses	(133)	(54)	(400)	(3)	(21)
Net investment income (loss)	(133)	163	2,179	36	127
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,676	24	(125)	1	2
Net realized gain distributions	—	2,381	—	—	311
Change in unrealized appreciation (depreciation) during the period	(2,613)	(2,720)	1,521	(22)	(287)
Net gain (loss) on investments	4,063	(315)	1,396	(21)	26
Net increase (decrease) in net assets resulting from operations	$3,930	$(152)	$3,575	$15	$153

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations — (continued)
For the Period Ended December 31, 2014

	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account
Investment income:
Dividends	$122	$5,255	$8,524	$343	$331
Expenses:
Administrative charges	—	(302)	(263)	—	—
Mortality and expense risk charges	(66)	(3,779)	(3,283)	(570)	(262)
Total expenses	(66)	(4,081)	(3,546)	(570)	(262)
Net investment income (loss)	56	1,174	4,978	(227)	69
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,717)	6,656	(162)	3,636	1,198
Net realized gain distributions	—	—	—	5,730	2,251
Change in unrealized appreciation (depreciation) during the period	704	16,196	6,681	(6,889)	(1,418)
Net gain (loss) on investments	(1,013)	22,852	6,519	2,477	2,031
Net increase (decrease) in net assets resulting from operations	$(957)	$24,026	$11,497	$2,250	$2,100

The accompanying notes are an integral part of these financial statements.

	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account (1)
Investment income:
Dividends	$1,102	$4,400	$2,784	$13,480	$12,909
Expenses:
Administrative charges	(241)	(662)	(1,599)	(180)	(593)
Mortality and expense risk charges	(3,011)	(8,269)	(19,992)	(2,248)	(7,956)
Total expenses	(3,252)	(8,931)	(21,591)	(2,428)	(8,549)
Net investment income (loss)	(2,150)	(4,531)	(18,807)	11,052	4,360
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	14,427	56,985	65,628	(777)	172,098
Net realized gain distributions	—	6,213	262,279	—	39,820
Change in unrealized appreciation (depreciation) during the period	390	31,806	(113,663)	(8,011)	(194,231)
Net gain (loss) on investments	14,817	95,004	214,244	(8,788)	17,687
Net increase (decrease) in net assets resulting from operations	$12,667	$90,473	$195,437	$2,264	$22,047

(1)  Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations — (continued)
For the Period Ended December 31, 2014

	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account
Investment income:
Dividends	$7,324	$2,764	$1,836	$—	$241
Expenses:
Administrative charges	—	(176)	—	(38)	(358)
Mortality and expense risk charges	(4,495)	(2,195)	(3,780)	(957)	(4,480)
Total expenses	(4,495)	(2,371)	(3,780)	(995)	(4,838)
Net investment income (loss)	2,829	393	(1,944)	(995)	(4,597)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	13,906	654	15,857	50	13,949
Net realized gain distributions	—	33,560	34,805	—	67,823
Change in unrealized appreciation (depreciation) during the period	(34,186)	(27,967)	(30,094)	116	(62,315)
Net gain (loss) on investments	(20,280)	6,247	20,568	166	19,457
Net increase (decrease) in net assets resulting from operations	$(17,451)	$6,640	$18,624	$(829)	$14,860

The accompanying notes are an integral part of these financial statements.

	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	VY JPMorgan Emerging Markets Equity Portfolio Sub-Account (2)	Voya Global Resources Portfolio Sub-Account (3)
Investment income:
Dividends	$126	$3,597	$4,466	$353	$1,152
Expenses:
Administrative charges	—	(159)	—	—	—
Mortality and expense risk charges	(87)	(1,996)	(4,145)	(136)	(464)
Total expenses	(87)	(2,155)	(4,145)	(136)	(464)
Net investment income (loss)	39	1,442	321	217	688
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	50	(354)	15,403	10	(4,445)
Net realized gain distributions	—	—	—	2,872	—
Change in unrealized appreciation (depreciation) during the period	531	1,201	13,546	(2,903)	(12,609)
Net gain (loss) on investments	581	847	28,949	(21)	(17,054)
Net increase (decrease) in net assets resulting from operations	$620	$2,289	$29,270	$196	$(16,366)

(2)  Formerly ING JPMorgan Emerging Markets Equity Portfolio. Change effective May 1 2014.

(3)  Formerly ING Global Resources Portfolio. Change effective May 1, 2014.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations — (continued)
For the Period Ended December 31, 2014

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Fund Sub-Account	MFS® Strategic Income Portfolio Sub-Account	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account
Investment income:
Dividends	$—	$—	$24	$1,029	$1,264
Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk charges	(699)	(128)	(79)	(137)	(335)
Total expenses	(699)	(128)	(79)	(137)	(335)
Net investment income (loss)	(699)	(128)	(55)	892	929
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	25,708	172	3,488	(205)	(11)
Net realized gain distributions	4,946	2,431	1,549	—	—
Change in unrealized appreciation (depreciation) during the period	(3,894)	398	(3,233)	137	(818)
Net gain (loss) on investments	26,760	3,001	1,804	(68)	(829)
Net increase (decrease) in net assets resulting from operations	$26,061	$2,873	$1,749	$824	$100

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	Pioneer Select Mid Cap Growth VCT Portfolio Sub-Account	Van Eck VIP Unconstrained Emerging Markets Bond Fund Sub-Account	Van Eck VIP Global Hard Assets Fund Sub-Account
Investment income:
Dividends	$89	$164	$—	$75	$7
Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk charges	(53)	(61)	(224)	(7)	(87)
Total expenses	(53)	(61)	(224)	(7)	(87)
Net investment income (loss)	36	103	(224)	68	(80)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	45	14	1,472	(1)	(529)
Net realized gain distributions	—	942	10,893	120	—
Change in unrealized appreciation (depreciation) during the period	973	310	(7,571)	(162)	(4,057)
Net gain (loss) on investments	1,018	1,266	4,794	(43)	(4,586)
Net increase (decrease) in net assets resulting from operations	$1,054	$1,369	$4,570	$25	$(4,666)

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations — (concluded)
For the Period Ended December 31, 2014

	Wells Fargo Advantage VT Discovery Fund Sub-Account	HIMCO VIT Index Fund Sub-Account (1)(4)
Investment income:
Dividends	$—	$—
Expenses:
Administrative charges	—	(158)
Mortality and expense risk charges	(555)	(2,123)
Total expenses	(555)	(2,281)
Net investment income (loss)	(555)	(2,281)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	23,010	3,826
Net realized gain distributions	13,280	—
Change in unrealized appreciation (depreciation) during the period	(37,940)	79,942
Net gain (loss) on investments	(1,650)	83,768
Net increase (decrease) in net assets resulting from operations	$(2,205)	$81,487

(1)  Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(4)  Funded as of October 17, 2014.

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Period Ended December 31, 2014

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. Money Market Fund Sub-Account
Operations:
Net investment income (loss)	$1,449	$(109)	$(146)	$202	$(207)
Net realized gain (loss) on security transactions	111	1,186	(547)	81	—
Net realized gain distributions	11,377	6,332	—	235	—
Change in unrealized appreciation (depreciation) during the period	(980)	(6,203)	149	3,039	—
Net increase (decrease) in net assets resulting from operations	11,957	1,206	(544)	3,557	(207)
Unit transactions:
Purchases	—	520	—	—	—
Net transfers	—	8,060	3,903	—	3,291
Surrenders for benefit payments and fees	(35)	(8,592)	(1,656)	(2)	(30)
Other transactions	—	—	—	1	1
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(35)	(12)	2,247	(1)	3,262
Net increase (decrease) in net assets	11,922	1,194	1,703	3,556	3,055
Net assets:
Beginning of period	127,755	15,672	33,053	46,459	41,962
End of period	$139,677	$16,866	$34,756	$50,015	$45,017

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Federated Managed Tail Risk Fund II Sub-Account	Federated Fund for U.S. Government Securities II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account
Operations:
Net investment income (loss)	$(133)	$163	$2,179	$36	$127
Net realized gain (loss) on security transactions	6,676	24	(125)	1	2
Net realized gain distributions	—	2,381	—	—	311
Change in unrealized appreciation (depreciation) during the period	(2,613)	(2,720)	1,521	(22)	(287)
Net increase (decrease) in net assets resulting from operations	3,930	(152)	3,575	15	153
Unit transactions:
Purchases	500	—	—	—	—
Net transfers	51,178	—	13,961	—	—
Surrenders for benefit payments and fees	(25,315)	(1,898)	(3,336)	(5)	(1)
Other transactions	1	—	—	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	26,364	(1,898)	10,625	(5)	(1)
Net increase (decrease) in net assets	30,294	(2,050)	14,200	10	152
Net assets:
Beginning of period	20,968	13,090	87,665	655	4,419
End of period	$51,262	$11,040	$101,865	$665	$4,571

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For the Period Ended December 31, 2014

	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$56	$1,174	$4,978	$(227)	$69
Net realized gain (loss) on security transactions	(1,717)	6,656	(162)	3,636	1,198
Net realized gain distributions	—	—	—	5,730	2,251
Change in unrealized appreciation (depreciation) during the period	704	16,196	6,681	(6,889)	(1,418)
Net increase (decrease) in net assets resulting from operations	(957)	24,026	11,497	2,250	2,100
Unit transactions:
Purchases	—	150	—	—	—
Net transfers	(3,903)	2,952	1,960	(94)	(212)
Surrenders for benefit payments and fees	(451)	(43,432)	(16,219)	(13,125)	(5,230)
Other transactions	—	—	(1)	(1)	—
Death benefits	—	—	(6,168)	—	—
Net annuity transactions	—	(289)	6	—	—
Net increase (decrease) in net assets resulting from unit transactions	(4,354)	(40,619)	(20,422)	(13,220)	(5,442)
Net increase (decrease) in net assets	(5,311)	(16,593)	(8,925)	(10,970)	(3,342)
Net assets:
Beginning of period	15,308	317,151	266,223	49,058	21,213
End of period	$9,997	$300,558	$257,298	$38,088	$17,871
The accompanying notes are an integral part of these financial statements.

	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account (1)
Operations:
Net investment income (loss)	$(2,150)	$(4,531)	$(18,807)	$11,052	$4,360
Net realized gain (loss) on security transactions	14,427	56,985	65,628	(777)	172,098
Net realized gain distributions	—	6,213	262,279	—	39,820
Change in unrealized appreciation (depreciation) during the period	390	31,806	(113,663)	(8,011)	(194,231)
Net increase (decrease) in net assets resulting from operations	12,667	90,473	195,437	2,264	22,047
Unit transactions:
Purchases	—	996	240	—	285
Net transfers	1,980	(2,818)	50,509	3,083	(888,026)
Surrenders for benefit payments and fees	(34,107)	(87,885)	(61,939)	(3,532)	(22,970)
Other transactions	—	—	—	—	—
Death benefits	—	(26,556)	(48,860)	(10,307)	(340)
Net annuity transactions	—	(2,226)	(2,111)	(437)	(7,474)
Net increase (decrease) in net assets resulting from unit transactions	(32,127)	(118,489)	(62,161)	(11,193)	(918,525)
Net increase (decrease) in net assets	(19,460)	(28,016)	133,276	(8,929)	(896,478)
Net assets:
Beginning of period	249,423	682,102	1,536,701	178,344	896,478
End of period	$229,963	$654,086	$1,669,977	$169,415	$—

(1)  Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For the Period Ended December 31, 2014

	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$2,829	$393	$(1,944)	$(995)	$(4,597)
Net realized gain (loss) on security transactions	13,906	654	15,857	50	13,949
Net realized gain distributions	—	33,560	34,805	—	67,823
Change in unrealized appreciation (depreciation) during the period	(34,186)	(27,967)	(30,094)	116	(62,315)
Net increase (decrease) in net assets resulting from operations	(17,451)	6,640	18,624	(829)	14,860
Unit transactions:
Purchases	1,056	297	—	—	297
Net transfers	6,548	(870)	(152)	12,881	(303)
Surrenders for benefit payments and fees	(25,666)	(7,965)	(31,637)	(33,763)	(17,429)
Other transactions	1	—	—	1	—
Death benefits	(5,935)	—	—	—	(11,521)
Net annuity transactions	(353)	(22)	(22)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(24,349)	(8,560)	(31,811)	(20,881)	(28,956)
Net increase (decrease) in net assets	(41,800)	(1,920)	(13,187)	(21,710)	(14,096)
Net assets:
Beginning of period	357,849	179,979	289,134	159,909	375,482
End of period	$316,049	$178,059	$275,947	$138,199	$361,386

The accompanying notes are an integral part of these financial statements.

	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	VY JPMorgan Emerging Markets Equity Portfolio Sub-Account (2)	Voya Global Resources Portfolio Sub-Account (3)
Operations:
Net investment income (loss)	$39	$1,442	$321	$217	$688
Net realized gain (loss) on security transactions	50	(354)	15,403	10	(4,445)
Net realized gain distributions	—	—	—	2,872	—
Change in unrealized appreciation (depreciation) during the period	531	1,201	13,546	(2,903)	(12,609)
Net increase (decrease) in net assets resulting from operations	620	2,289	29,270	196	(16,366)
Unit transactions:
Purchases	—	—	306	—	—
Net transfers	196	967	(2,525)	—	7,227
Surrenders for benefit payments and fees	(8)	(18,668)	(11,041)	(41)	(18)
Other transactions	1	—	—	1	—
Death benefits	—	(561)	(21,826)	—	—
Net annuity transactions	—	—	(1,532)	—	—
Net increase (decrease) in net assets resulting from unit transactions	189	(18,262)	(36,618)	(40)	7,209
Net increase (decrease) in net assets	809	(15,973)	(7,348)	156	(9,157)
Net assets:
Beginning of period	6,175	167,308	310,620	29,118	75,028
End of period	$6,984	$151,335	$303,272	$29,274	$65,871

(2)  Formerly ING JPMorgan Emerging Markets Equity Portfolio. Change effective May 1 2014.

(3)  Formerly ING Global Resources Portfolio. Change effective May 1, 2014.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For the Period Ended December 31, 2014

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Fund Sub-Account	MFS® Strategic Income Portfolio Sub-Account	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account
Operations:
Net investment income (loss)	$(699)	$(128)	$(55)	$892	$929
Net realized gain (loss) on security transactions	25,708	172	3,488	(205)	(11)
Net realized gain distributions	4,946	2,431	1,549	—	—
Change in unrealized appreciation (depreciation) during the period	(3,894)	398	(3,233)	137	(818)
Net increase (decrease) in net assets resulting from operations	26,061	2,873	1,749	824	100
Unit transactions:
Purchases	540	—	640	—	—
Net transfers	(12,428)	—	7,909	(27,922)	13,961
Surrenders for benefit payments and fees	(14,108)	(480)	(17,578)	(1,499)	(1)
Other transactions	—	—	1	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(25,996)	(480)	(9,028)	(29,421)	13,960
Net increase (decrease) in net assets	65	2,393	(7,279)	(28,597)	14,060
Net assets:
Beginning of period	163,560	27,681	14,606	32,010	73,491
End of period	$163,625	$30,074	$7,327	$3,413	$87,551

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	Pioneer Select Mid Cap Growth VCT Portfolio Sub-Account	Van Eck VIP Unconstrained Emerging Markets Bond Fund Sub-Account	Van Eck VIP Global Hard Assets Fund Sub-Account
Operations:
Net investment income (loss)	$36	$103	$(224)	$68	$(80)
Net realized gain (loss) on security transactions	45	14	1,472	(1)	(529)
Net realized gain distributions	—	942	10,893	120	—
Change in unrealized appreciation (depreciation) during the period	973	310	(7,571)	(162)	(4,057)
Net increase (decrease) in net assets resulting from operations	1,054	1,369	4,570	25	(4,666)
Unit transactions:
Purchases	—	—	1,000	—	—
Net transfers	—	—	(4,980)	—	3,060
Surrenders for benefit payments and fees	(541)	(6)	(17,550)	(5)	(10)
Other transactions	(1)	—	—	—	(1)
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(542)	(6)	(21,530)	(5)	3,049
Net increase (decrease) in net assets	512	1,363	(16,960)	20	(1,617)
Net assets:
Beginning of period	11,951	13,010	51,951	1,438	8,266
End of period	$12,463	$14,373	$34,991	$1,458	$6,649

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (concluded)
For the Period Ended December 31, 2014

	Wells Fargo Advantage VT Discovery Fund Sub-Account	HIMCO VIT Index Fund Sub-Account (1)(4)
Operations:
Net investment income (loss)	$(555)	$(2,281)
Net realized gain (loss) on security transactions	23,010	3,826
Net realized gain distributions	13,280	—
Change in unrealized appreciation (depreciation) during the period	(37,940)	79,942
Net increase (decrease) in net assets resulting from operations	(2,205)	81,487
Unit transactions:
Purchases	1,040	25
Net transfers	(57,279)	868,833
Surrenders for benefit payments and fees	(8,440)	(38,782)
Other transactions	—	—
Death benefits	—	—
Net annuity transactions	—	6,424
Net increase (decrease) in net assets resulting from unit transactions	(64,679)	836,500
Net increase (decrease) in net assets	(66,884)	917,987
Net assets:
Beginning of period	164,497	—
End of period	$97,613	$917,987

(1)  Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(4)  Funded as of October 17, 2014.

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Period Ended December 31, 2013

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Invesco V.I. Money Market Fund Sub-Account (1)
Operations:
Net investment income (loss)	$1,362	$(87)	$167	$402	$(57)
Net realized gain (loss) on security transactions	96	6,845	(749)	51	—
Net realized gain distributions	2,261	1,208	—	—	—
Change in unrealized appreciation (depreciation) during the period	14,705	(2,780)	4,493	9,898	—
Net increase (decrease) in net assets resulting from operations	18,424	5,186	3,911	10,351	(57)
Unit transactions:
Purchases	—	495	—	—	—
Net transfers	1,768	(17,681)	—	—	42,019
Surrenders for benefit payments and fees	(33)	(12)	(1,670)	(4)	—
Other transactions	—	—	—	2	—
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	1,735	(17,198)	(1,670)	(2)	42,019
Net increase (decrease) in net assets	20,159	(12,012)	2,241	10,349	41,962
Net assets:
Beginning of period	107,596	27,684	30,812	36,110	—
End of period	$127,755	$15,672	$33,053	$46,459	$41,962

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Federated Managed Tail Risk Fund II Sub-Account (2)	Federated Fund for U.S. Government Securities II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account
Operations:
Net investment income (loss)	$(104)	$75	$3,323	$40	$80
Net realized gain (loss) on security transactions	5,411	239	(1,199)	—	308
Net realized gain distributions	—	277	—	—	—
Change in unrealized appreciation (depreciation) during the period	2,493	1,381	(5,182)	(3)	274
Net increase (decrease) in net assets resulting from operations	7,800	1,972	(3,058)	37	662
Unit transactions:
Purchases	660	—	—	—	248
Net transfers	(23,587)	—	(25,000)	283	8,838
Surrenders for benefit payments and fees	(2,484)	(1,957)	(3,597)	(4)	(8,977)
Other transactions	(1)	—	—	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(25,412)	(1,957)	(28,597)	279	109
Net increase (decrease) in net assets	(17,612)	15	(31,655)	316	771
Net assets:
Beginning of period	38,580	13,075	119,320	339	3,648
End of period	$20,968	$13,090	$87,665	$655	$4,419

(1)  Funded as of September 6, 2013.

(2)  Formerly Federated Capital Appreciation Fund II. Change effective February 15, 2013.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For the Period Ended December 31, 2013

	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$111	$556	$7,675	$(180)	$147
Net realized gain (loss) on security transactions	(1,632)	1,328	(813)	623	1,124
Net realized gain distributions	—	—	—	123	512
Change in unrealized appreciation (depreciation) during the period	1,388	51,592	(14,913)	13,245	3,117
Net increase (decrease) in net assets resulting from operations	(133)	53,476	(8,051)	13,811	4,900
Unit transactions:
Purchases	—	150	—	250	—
Net transfers	—	2,979	17,812	(460)	3,729
Surrenders for benefit payments and fees	(5,113)	(17,672)	(39,402)	(4,025)	(5,283)
Other transactions	—	—	—	—	—
Death benefits	—	—	(2,437)	—	—
Net annuity transactions	—	(289)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,113)	(14,832)	(24,027)	(4,235)	(1,554)
Net increase (decrease) in net assets	(5,246)	38,644	(32,078)	9,576	3,346
Net assets:
Beginning of period	20,554	278,507	298,301	39,482	17,867
End of period	$15,308	$317,151	$266,223	$49,058	$21,213

The accompanying notes are an integral part of these financial statements.

	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(1,371)	$(2,112)	$(18,907)	$12,118	$4,299
Net realized gain (loss) on security transactions	7,203	15,708	66,779	(766)	13,561
Net realized gain distributions	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	61,957	165,199	362,410	(2,469)	201,003
Net increase (decrease) in net assets resulting from operations	67,789	178,795	410,282	8,883	218,863
Unit transactions:
Purchases	250	9,831	14,358	5,092	880
Net transfers	(4,750)	(5,481)	(26,503)	5,228	12,074
Surrenders for benefit payments and fees	(15,649)	(33,472)	(112,923)	(17,272)	(73,581)
Other transactions	—	—	—	—	—
Death benefits	—	(8,892)	(16,181)	(5,092)	(2,102)
Net annuity transactions	—	(1,990)	(1,900)	(443)	(964)
Net increase (decrease) in net assets resulting from unit transactions	(20,149)	(40,004)	(143,149)	(12,487)	(63,693)
Net increase (decrease) in net assets	47,640	138,791	267,133	(3,604)	155,170
Net assets:
Beginning of period	201,783	543,311	1,269,568	181,948	741,308
End of period	$249,423	$682,102	$1,536,701	$178,344	$896,478

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For the Period Ended December 31, 2013

	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account (3)	Hartford SmallCap Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$2,796	$29	$(299)	$(1,421)	$(3,243)
Net realized gain (loss) on security transactions	16,543	136	8,433	—	17,830
Net realized gain distributions	—	10,887	—	—	39,379
Change in unrealized appreciation (depreciation) during the period	43,985	38,112	65,899	—	64,554
Net increase (decrease) in net assets resulting from operations	63,324	49,164	74,033	(1,421)	118,520
Unit transactions:
Purchases	1,056	297	250	6,000	5,731
Net transfers	(5,604)	(2,758)	(2,129)	(68,411)	(6,218)
Surrenders for benefit payments and fees	(33,562)	(9,692)	(18,022)	(18,608)	(25,739)
Other transactions	—	(1)	(1)	—	—
Death benefits	—	—	—	—	(5,184)
Net annuity transactions	(346)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(38,456)	(12,154)	(19,902)	(81,019)	(31,410)
Net increase (decrease) in net assets	24,868	37,010	54,131	(82,440)	87,110
Net assets:
Beginning of period	332,981	142,969	235,003	242,349	288,372
End of period	$357,849	$179,979	$289,134	$159,909	$375,482

The accompanying notes are an integral part of these financial statements.

	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account
Operations:
Net investment income (loss)	$(19)	$1,923	$977	$201	$352
Net realized gain (loss) on security transactions	2,112	(447)	10,598	18	(9)
Net realized gain distributions	—	—	—	647	—
Change in unrealized appreciation (depreciation) during the period	400	(7,272)	65,030	(2,698)	8,346
Net increase (decrease) in net assets resulting from operations	2,493	(5,796)	76,605	(1,832)	8,689
Unit transactions:
Purchases	—	—	10,095	—	—
Net transfers	(3,007)	(525)	(3,653)	(7)	—
Surrenders for benefit payments and fees	(2,665)	(21,177)	(26,226)	(42)	(21)
Other transactions	—	—	(1)	—	—
Death benefits	—	—	(9,789)	—	—
Net annuity transactions	—	—	(1,435)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,672)	(21,702)	(31,009)	(49)	(21)
Net increase (decrease) in net assets	(3,179)	(27,498)	45,596	(1,881)	8,668
Net assets:
Beginning of period	9,354	194,806	265,024	30,999	66,360
End of period	$6,175	$167,308	$310,620	$29,118	$75,028

(3)  Formerly Hartford Money Market HLS Fund. Change effective October 21, 2013.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For the Period Ended December 31, 2013

	Invesco V.I. Global Health Care Fund Sub-Account	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Fund Sub-Account	MFS® Strategic Income Portfolio Sub-Account (4)(5)	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account
Operations:
Net investment income (loss)	$290	$(145)	$(46)	$3,495	$1,295
Net realized gain (loss) on security transactions	19,566	3,516	2,134	(1,826)	(6)
Net realized gain distributions	—	2,434	92	—	—
Change in unrealized appreciation (depreciation) during the period	32,517	524	2,757	(1,186)	(1,183)
Net increase (decrease) in net assets resulting from operations	52,373	6,329	4,937	483	106
Unit transactions:
Purchases	365	330	860	—	—
Net transfers	(16,625)	(11,312)	(4,757)	5,000	24,832
Surrenders for benefit payments and fees	(12,756)	(4,787)	(6,229)	(1,572)	—
Other transactions	—	—	1	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(29,016)	(15,769)	(10,125)	3,428	24,832
Net increase (decrease) in net assets	23,357	(9,440)	(5,188)	3,911	24,938
Net assets:
Beginning of period	140,203	37,121	19,794	28,099	48,553
End of period	$163,560	$27,681	$14,606	$32,010	$73,491

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	Pioneer Select Mid Cap Growth VCT Portfolio Sub-Account (6)	Van Eck VIP Unconstrained Emerging Markets Bond Fund Sub-Account (7)	Van Eck VIP Global Hard Assets Fund Sub-Account
Operations:
Net investment income (loss)	$118	$94	$(223)	$69	$84
Net realized gain (loss) on security transactions	285	10	8,188	65	2,158
Net realized gain distributions	—	506	1,601	1	358
Change in unrealized appreciation (depreciation) during the period	3,531	2,597	6,649	(298)	(1,947)
Net increase (decrease) in net assets resulting from operations	3,934	3,207	16,215	(163)	653
Unit transactions:
Purchases	—	—	1,243	—	—
Net transfers	—	—	5,235	(2,128)	(5,977)
Surrenders for benefit payments and fees	(5,733)	(15)	(10,114)	(8)	(15)
Other transactions	—	—	—	1	(1)
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,733)	(15)	(3,636)	(2,135)	(5,993)
Net increase (decrease) in net assets	(1,799)	3,192	12,579	(2,298)	(5,340)
Net assets:
Beginning of period	13,750	9,818	39,372	3,736	13,606
End of period	$11,951	$13,010	$51,951	$1,438	$8,266

(4)  Funded as of August 16, 2013.

(5)  Effective August 16, 2013 MFS® Strategic Income Fund merged with MFS Strategic Income Portfolio.

(6)  Formerly Pioneer Growth Opportunities VCT Portfolio. Change effective May 1, 2013.

(7)  Formerly Van Eck VIP Global Bond Fund. Change effective May 1, 2013.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (concluded)
For the Period Ended December 31, 2013

Wells Fargo Advantage VT Discovery Fund Sub-Account
Operations:
Net investment income (loss)	$(549)
Net realized gain (loss) on security transactions	7,413
Net realized gain distributions	3,038
Change in unrealized appreciation (depreciation) during the period	33,631
Net increase (decrease) in net assets resulting from operations	43,533
Unit transactions:
Purchases	2,020
Net transfers	36,835
Surrenders for benefit payments and fees	(18,845)
Other transactions	—
Death benefits	—
Net annuity transactions	—
Net increase (decrease) in net assets resulting from unit transactions	20,010
Net increase (decrease) in net assets	63,543
Net assets:
Beginning of period	100,954
End of period	$164,497

The accompanying notes are an integral part of these financial statements.

Separate Account A

Union Security Life Insurance Company of New York
Notes to Financial Statements
December 31, 2014

1.  Organization:

Separate Account A (the "Account") is a separate investment account established by Union Security Life Insurance Company of New York (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of New York and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

The Account is comprised of the following Sub-Accounts: American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. Money Market Fund, AllianceBernstein VPS Large Cap Growth Portfolio, Federated Managed Tail Risk Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated Managed Volatility Fund II, NVIT Developing Markets Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund (merged with HIMCO VIT Index Fund), Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, VY JPMorgan Emerging Markets Equity Portfolio (formerly ING JPMorgan Emerging Markets Equity Portfolio), Voya Global Resources Portfolio (formerly ING Global Resources Portfolio), Invesco V.I. Global Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Fund, MFS® Strategic Income Portfolio, Neuberger Berman AMT Short Duration Bond Portfolio, Neuberger Berman AMT Partners Portfolio, Pioneer Fund VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio, Van Eck VIP Unconstrained Emerging Markets Bond Fund, Van Eck VIP Global Hard Assets Fund, Wells Fargo Advantage VT Discovery Fund, and HIMCO VIT Index Fund (merged with Hartford Index HLS Fund).

If a Fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statement of changes in net assets as a net transfer. For financial reporting purposes, assets received by the Sub-Account were recorded at fair value as follows:

Surviving Sub-Account	Assets Received
HIMCO VIT Index Fund	$876,957

The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a)  Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)  Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c)  Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results

Separate Account A

Union Security Life Insurance Company of New York
Notes to Financial Statements — (continued)
December 31, 2014

could differ from those estimates.The most significant estimate contained within the financial statements are the fair value measurements.

e)  Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in death benefits on the accompanying statements of changes in net assets.

f)  Fair Value Measurements — The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager.

For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels.

There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2014 and 2013.

g)  Accounting for Uncertain Tax Positions — Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.  Administration of the Account and Related Charges:

Each Sub-account is charged certain fees, according to contract terms, as follows:

a)  Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub- Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b)  Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c)  Administrative Charges — The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.10% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d)  Annual Maintenance Fees — An annual maintenance fee in the amount of $30 may be charged. These expenses are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e)  Transactions with Related Parties — The Sponsor and its affiliates receive fees from the HLS and VIT funds for services provided to these funds. The fees received for these services are a maximum of 1.29% and 0.55%, respectively, of the Funds' average daily net assets.

4.  Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$13,424	$632
American Century VP Capital Appreciation Fund	22,931	16,719
AllianceBernstein VPS International Growth Portfolio	3,902	1,801
Invesco V.I. Core Equity Fund	657	221
Invesco V.I. Money Market Fund	6,515	3,461
AllianceBernstein VPS Large Cap Growth Portfolio	51,674	25,443
Federated Managed Tail Risk Fund II	2,599	1,953
Federated Fund for U.S. Government Securities II	16,538	3,734
Federated High Income Bond Fund II	39	8
Federated Managed Volatility Fund II	458	22
NVIT Developing Markets Fund	122	4,420
Hartford Balanced HLS Fund	8,005	47,450
Hartford Total Return Bond HLS Fund	14,133	29,578
Hartford Capital Appreciation HLS Fund	9,290	17,007
Hartford Dividend and Growth HLS Fund	2,582	5,704
Hartford Global Growth HLS Fund	3,445	37,721
Hartford Disciplined Equity HLS Fund	12,087	128,894
Hartford Growth Opportunities HLS Fund	330,331	149,020
Hartford High Yield HLS Fund	17,194	17,335
Hartford Index HLS Fund*	52,879	927,224
Hartford International Opportunities HLS Fund	14,145	35,666
Hartford Small/Mid Cap Equity HLS Fund	37,332	11,939
Hartford MidCap Value HLS Fund	37,619	36,569
Hartford Ultrashort Bond HLS Fund	12,710	34,586
Hartford SmallCap Growth HLS Fund	70,681	36,411
Hartford Stock HLS Fund	358	130
Hartford U.S. Government Securities HLS Fund	4,377	21,197
Hartford Value HLS Fund	4,717	41,015
VY JPMorgan Emerging Markets Equity Portfolio*	3,225	175
Voya Global Resources Portfolio*	39,198	31,302
Invesco V.I. Global Health Care Fund	46,094	67,843
Invesco V.I. Technology Fund	2,431	608
MFS® Growth Fund	10,314	17,848
MFS® Strategic Income Portfolio	1,029	29,558
Neuberger Berman AMT Short Duration Bond Portfolio	15,224	335
Neuberger Berman AMT Partners Portfolio	90	596
Pioneer Fund VCT Portfolio	1,106	68
Pioneer Select Mid Cap Growth VCT Portfolio	11,879	22,740
Van Eck VIP Unconstrained Emerging Markets Bond Fund	196	13
Van Eck VIP Global Hard Assets Fund	40,138	37,171
Wells Fargo Advantage VT Discovery Fund	14,419	66,373
HIMCO VIT Index Fund*	876,929	42,709

*  See Note 1 for additional information related to Sub-Account.

Separate Account A

Union Security Life Insurance Company of New York
Notes to Financial Statements — (continued)
December 31, 2014

5.  Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2014 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	—	1	(1)
American Century VP Capital Appreciation Fund	503	503	—
AllianceBernstein VPS International Growth Portfolio	428	179	249
Invesco V.I. Core Equity Fund	—	—	—
Invesco V.I. Money Market Fund	659	329	330
AllianceBernstein VPS Large Cap Growth Portfolio	1,369	661	708
Federated Managed Tail Risk Fund II	—	140	(140)
Federated Fund for U.S. Government Securities II	658	160	498
Federated High Income Bond Fund II	—	—	—
Federated Managed Volatility Fund II	—	—	—
NVIT Developing Markets Fund	—	219	(219)
Hartford Balanced HLS Fund	513	7,676	(7,163)
Hartford Total Return Bond HLS Fund	2,193	8,000	(5,807)
Hartford Capital Appreciation HLS Fund	994	5,201	(4,207)
Hartford Dividend and Growth HLS Fund	—	2,242	(2,242)
Hartford Global Growth HLS Fund	66	950	(884)
Hartford Disciplined Equity HLS Fund	106	3,109	(3,003)
Hartford Growth Opportunities HLS Fund	6,697	11,805	(5,108)
Hartford High Yield HLS Fund	157	614	(457)
Hartford Index HLS Fund*	9	31,217	(31,208)
Hartford International Opportunities HLS Fund	2,761	11,526	(8,765)
Hartford Small/Mid Cap Equity HLS Fund	97	451	(354)
Hartford MidCap Value HLS Fund	164	1,851	(1,687)
Hartford Ultrashort Bond HLS Fund	1,281	10,927	(9,646)
Hartford SmallCap Growth HLS Fund	61	620	(559)
Hartford Stock HLS Fund	108	20	88
Hartford U.S. Government Securities HLS Fund	32	736	(704)
Hartford Value HLS Fund	290	18,326	(18,036)
VY JPMorgan Emerging Markets Equity Portfolio*	—	2	(2)
Voya Global Resources Portfolio*	2,587	2,589	(2)
Invesco V.I. Global Health Care Fund	923	1,591	(668)
Invesco V.I. Technology Fund	—	24	(24)
MFS® Growth Fund	235	453	(218)
MFS® Strategic Income Portfolio	—	2,781	(2,781)
Neuberger Berman AMT Short Duration Bond Portfolio	882	—	882
Neuberger Berman AMT Partners Portfolio	—	21	(21)
Pioneer Fund VCT Portfolio	(1)	—	(1)
Pioneer Select Mid Cap Growth VCT Portfolio	29	627	(598)
Van Eck VIP Unconstrained Emerging Markets Bond Fund	—	—	—
Van Eck VIP Global Hard Assets Fund	954	955	(1)
Wells Fargo Advantage VT Discovery Fund	24	1,375	(1,351)
HIMCO VIT Index Fund*	29,791	1,255	28,536

*  See Note 1 for additional information related to Sub-Account.

The changes in units outstanding for the period ended December 31, 2013 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	70	1	69
American Century VP Capital Appreciation Fund	20	678	(658)
AllianceBernstein VPS International Growth Portfolio	—	196	(196)
Invesco V.I. Core Equity Fund	—	—	—
Invesco V.I. Money Market Fund	4,207	—	4,207
AllianceBernstein VPS Large Cap Growth Portfolio	25	957	(932)
Federated Managed Tail Risk Fund II	—	153	(153)
Federated Fund for U.S. Government Securities II	—	1,409	(1,409)
Federated High Income Bond Fund II	10	—	10
Federated Managed Volatility Fund II	813	813	—
NVIT Developing Markets Fund	—	244	(244)
Hartford Balanced HLS Fund	512	3,372	(2,860)
Hartford Total Return Bond HLS Fund	5,690	12,702	(7,012)
Hartford Capital Appreciation HLS Fund	878	2,524	(1,646)
Hartford Dividend and Growth HLS Fund	1,965	2,849	(884)
Hartford Global Growth HLS Fund	51	674	(623)
Hartford Disciplined Equity HLS Fund	39	1,276	(1,237)
Hartford Growth Opportunities HLS Fund	79	15,613	(15,534)
Hartford High Yield HLS Fund	364	894	(530)
Hartford Index HLS Fund	1,020	3,459	(2,439)
Hartford International Opportunities HLS Fund	1,690	16,469	(14,779)
Hartford Small/Mid Cap Equity HLS Fund	167	753	(586)
Hartford MidCap Value HLS Fund	81	1,357	(1,276)
Hartford Ultrashort Bond HLS Fund	4,370	30,811	(26,441)
Hartford SmallCap Growth HLS Fund	63	762	(699)
Hartford Stock HLS Fund	139	2,971	(2,832)
Hartford U.S. Government Securities HLS Fund	202	1,044	(842)
Hartford Value HLS Fund	1,864	19,780	(17,916)
ING JPMorgan Emerging Markets Equity Portfolio	—	3	(3)
ING Global Resources Portfolio	—	1	(1)
Invesco V.I. Global Health Care Fund	1,201	2,032	(831)
Invesco V.I. Technology Fund	20	958	(938)
MFS® Growth Fund	74	417	(343)
MFS® Strategic Income Portfolio	3,605	1,752	1,853
Neuberger Berman AMT Short Duration Bond Portfolio	1,574	—	1,574
Neuberger Berman AMT Partners Portfolio	—	229	(229)
Pioneer Fund VCT Portfolio	—	1	(1)
Pioneer Select Mid Cap Growth VCT Portfolio	2,236	2,353	(117)
Van Eck VIP Unconstrained Emerging Markets Bond Fund	—	92	(92)
Van Eck VIP Global Hard Assets Fund	139	314	(175)
Wells Fargo Advantage VT Discovery Fund	867	463	404

Separate Account A

Union Security Life Insurance Company of New York
Notes to Financial Statements — (continued)
December 31, 2014

6.  Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2014	4,474	$31.221762	to	$31.221762	$139,677	0.45%	to	0.45%	1.54%	to	1.54%	9.36%	to	9.36%
2013	4,475	28.549492	to	28.549492	127,755	0.45%	to	0.45%	1.60%	to	1.60%	16.90%	to	16.90%
2012	4,406	24.422275	to	24.422275	107,596	0.45%	to	0.45%	2.08%	to	2.08%	11.30%	to	11.30%
2011	4,355	21.942844	to	21.942844	95,550	0.45%	to	0.45%	1.91%	to	1.91%	4.86%	to	4.86%
2010	4,355	20.926098	to	20.926098	91,141	0.45%	to	0.45%	1.86%	to	1.86%	11.13%	to	11.13%
American Century VP Capital Appreciation Fund
2014	505	33.388798	to	33.388798	16,866	0.45%	to	0.45%	—	to	—	7.66%	to	7.66%
2013	505	31.014449	to	31.014449	15,672	0.45%	to	0.45%	—	to	—	30.33%	to	30.33%
2012	1,163	23.796089	to	23.796089	27,684	0.45%	to	0.45%	—	to	—	15.48%	to	15.48%
2011	1,344	20.606068	to	20.606068	27,686	0.45%	to	0.45%	—	to	—	(6.93)%	to	(6.93)%
2010	1,429	22.139590	to	22.139590	31,644	0.45%	to	0.45%	—	to	—	30.70%	to	30.70%
AllianceBernstein VPS International Growth Portfolio
2014	3,861	9.000934	to	9.000934	34,756	0.45%	to	0.45%	—	to	—	(1.64)%	to	(1.64)%
2013	3,612	9.150742	to	9.150742	33,053	0.45%	to	0.45%	0.98%	to	0.98%	13.09%	to	13.09%
2012	3,808	8.091251	to	8.091251	30,812	0.45%	to	0.45%	1.67%	to	1.67%	15.02%	to	15.02%
2011	4,021	7.034740	to	7.034740	28,288	0.45%	to	0.45%	3.00%	to	3.00%	(16.23)%	to	(16.23)%
2010	4,241	8.397856	to	8.397856	35,617	0.45%	to	0.45%	2.22%	to	2.22%	12.39%	to	12.39%
Invesco V.I. Core Equity Fund
2014	1,677	29.830207	to	29.830207	50,015	0.45%	to	0.45%	0.87%	to	0.87%	7.66%	to	7.66%
2013	1,677	27.707566	to	27.707566	46,459	0.45%	to	0.45%	1.41%	to	1.41%	28.67%	to	28.67%
2012	1,677	21.533987	to	21.533987	36,110	0.45%	to	0.45%	0.99%	to	0.99%	13.37%	to	13.37%
2011	1,677	18.994239	to	18.994239	31,853	0.45%	to	0.45%	0.96%	to	0.96%	(0.51)%	to	(0.51)%
2010	1,677	19.091985	to	19.091985	32,020	0.45%	to	0.45%	0.97%	to	0.97%	9.06%	to	9.06%
Invesco V.I. Money Market Fund
2014	4,537	9.790995	to	9.931995	45,017	0.45%	to	1.35%	—	to	—	(1.33)%	to	(0.44)%
2013	4,207	9.975467	to	9.975467	41,962	0.45%	to	0.45%	0.01%	to	0.01%	(0.25)%	to	(0.25)%
AllianceBernstein VPS Large Cap Growth Portfolio
2014	1,323	38.736949	to	38.736949	51,262	0.45%	to	0.45%	—	to	—	13.63%	to	13.63%
2013	615	34.090439	to	34.090439	20,968	0.45%	to	0.45%	0.05%	to	0.05%	36.73%	to	36.73%
2012	1,547	24.931966	to	24.931966	38,580	0.45%	to	0.45%	0.24%	to	0.24%	16.47%	to	16.47%
2011	797	21.405694	to	21.405694	17,053	0.45%	to	0.45%	0.33%	to	0.33%	(3.98)%	to	(3.98)%
2010	1,206	22.293150	to	22.293150	26,877	0.45%	to	0.45%	0.48%	to	0.48%	9.60%	to	9.60%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Federated Managed Tail Risk Fund II
2014	830	$13.303872	to	$13.303872	$11,040	0.45%	to	0.45%	1.80%	to	1.80%	(1.41)%	to	(1.41)%
2013	970	13.494419	to	13.494419	13,090	0.45%	to	0.45%	1.01%	to	1.01%	15.93%	to	15.93%
2012	1,123	11.640197	to	11.640197	13,075	0.45%	to	0.45%	0.56%	to	0.56%	9.68%	to	9.68%
2011	1,290	10.612910	to	10.612910	13,690	0.45%	to	0.45%	0.73%	to	0.73%	(5.72)%	to	(5.72)%
2010	1,462	11.256632	to	11.256632	16,456	0.45%	to	0.45%	—	to	—	12.57%	to	12.57%
Federated Fund for U.S. Government Securities II
2014	4,804	21.203489	to	21.203489	101,865	0.45%	to	0.45%	2.90%	to	2.90%	4.15%	to	4.15%
2013	4,306	20.358194	to	20.358194	87,665	0.45%	to	0.45%	3.65%	to	3.65%	(2.49)%	to	(2.49)%
2012	5,715	20.878191	to	20.878191	119,320	0.45%	to	0.45%	3.61%	to	3.61%	2.51%	to	2.51%
2011	5,420	20.366301	to	20.366301	110,391	0.45%	to	0.45%	3.54%	to	3.54%	5.30%	to	5.30%
2010	5,593	19.340782	to	19.340782	108,169	0.45%	to	0.45%	4.73%	to	4.73%	4.70%	to	4.70%
Federated High Income Bond Fund II
2014	22	30.916910	to	30.916910	665	0.45%	to	0.45%	5.88%	to	5.88%	2.23%	to	2.23%
2013	22	30.242317	to	30.242317	655	0.45%	to	0.45%	7.03%	to	7.03%	6.51%	to	6.51%
2012	12	28.394478	to	28.394478	339	0.45%	to	0.45%	8.02%	to	8.02%	14.18%	to	14.18%
2011	1	24.867664	to	24.867664	12	0.45%	to	0.45%	0.59%	to	0.59%	4.69%	to	4.69%
2010	1	23.752486	to	23.752486	14	0.45%	to	0.45%	20.11%	to	20.11%	14.22%	to	14.22%
Federated Managed Volatility Fund II
2014	180	25.429183	to	25.429183	4,571	0.45%	to	0.45%	3.21%	to	3.21%	3.44%	to	3.44%
2013	180	24.582501	to	24.582501	4,419	0.45%	to	0.45%	1.53%	to	1.53%	21.20%	to	21.20%
2012	180	20.283237	to	20.283237	3,648	0.45%	to	0.45%	2.91%	to	2.91%	13.04%	to	13.04%
2011	180	17.943382	to	17.943382	3,230	0.45%	to	0.45%	3.83%	to	3.83%	4.30%	to	4.30%
2010	180	17.203139	to	17.203139	3,100	0.45%	to	0.45%	5.77%	to	5.77%	11.58%	to	11.58%
NVIT Developing Markets Fund
2014	504	19.849974	to	19.849974	9,997	0.45%	to	0.45%	0.82%	to	0.82%	(6.27)%	to	(6.27)%
2013	723	21.177656	to	21.177656	15,308	0.45%	to	0.45%	1.01%	to	1.01%	(0.42)%	to	(0.42)%
2012	967	21.266199	to	21.266199	20,554	0.45%	to	0.45%	0.10%	to	0.10%	16.26%	to	16.26%
2011	969	18.292018	to	18.292018	17,717	0.45%	to	0.45%	0.29%	to	0.29%	(22.75)%	to	(22.75)%
2010	1,239	23.680104	to	23.680104	29,336	0.45%	to	0.45%	—	to	—	15.62%	to	15.62%
Hartford Balanced HLS Fund
2014	50,093	5.999980	to	5.999980	300,558	1.35%	to	1.35%	1.74%	to	1.74%	8.32%	to	8.32%
2013	57,256	5.539198	to	5.539198	317,151	1.35%	to	1.35%	1.53%	to	1.53%	19.56%	to	19.56%
2012	60,116	4.632810	to	4.632810	278,507	1.35%	to	1.35%	2.96%	to	2.96%	10.52%	to	10.52%
2011	62,688	4.191814	to	4.191814	262,773	1.35%	to	1.35%	1.65%	to	1.65%	0.49%	to	0.49%
2010	66,842	4.171390	to	4.171390	278,826	1.35%	to	1.35%	1.38%	to	1.38%	10.63%	to	10.63%
Hartford Total Return Bond HLS Fund
2014	71,772	3.584947	to	3.584947	257,298	1.35%	to	1.35%	3.25%	to	3.25%	4.47%	to	4.47%
2013	77,579	3.431636	to	3.431636	266,223	1.35%	to	1.35%	4.04%	to	4.04%	(2.69)%	to	(2.69)%
2012	84,591	3.526381	to	3.526381	298,301	1.35%	to	1.35%	4.12%	to	4.12%	6.10%	to	6.10%
2011	100,425	3.323782	to	3.323782	333,790	1.35%	to	1.35%	0.21%	to	0.21%	5.56%	to	5.56%
2010	110,958	3.148795	to	3.148795	349,384	1.35%	to	1.35%	4.17%	to	4.17%	6.07%	to	6.07%

Separate Account A

Union Security Life Insurance Company of New York
Notes to Financial Statements — (continued)
December 31, 2014

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Capital Appreciation HLS Fund
2014	11,571	$3.291693	to	$3.291693	$38,088	1.35%	to	1.35%	0.81%	to	0.81%	5.87%	to	5.87%
2013	15,778	3.109247	to	3.109247	49,058	1.35%	to	1.35%	0.94%	to	0.94%	37.22%	to	37.22%
2012	17,424	2.265966	to	2.265966	39,482	1.35%	to	1.35%	0.73%	to	0.73%	16.75%	to	16.75%
2011	43,998	1.940836	to	1.940836	85,392	1.35%	to	1.35%	0.73%	to	0.73%	(12.59)%	to	(12.59)%
2010	51,379	2.220506	to	2.220506	114,087	1.35%	to	1.35%	0.72%	to	0.72%	14.94%	to	14.94%
Hartford Dividend and Growth HLS Fund
2014	6,945	2.573224	to	2.573224	17,871	1.35%	to	1.35%	1.71%	to	1.71%	11.45%	to	11.45%
2013	9,187	2.308953	to	2.308953	21,213	1.35%	to	1.35%	2.14%	to	2.14%	30.16%	to	30.16%
2012	10,071	1.774001	to	1.774001	17,867	1.35%	to	1.35%	1.35%	to	1.35%	12.07%	to	12.07%
2011	20,668	1.582945	to	1.582945	32,716	1.35%	to	1.35%	1.81%	to	1.81%	(0.04)%	to	(0.04)%
2010	27,179	1.583610	to	1.583610	43,041	1.35%	to	1.35%	2.26%	to	2.26%	11.69%	to	11.69%
Hartford Global Growth HLS Fund
2014	6,199	37.098621	to	37.098621	229,963	1.35%	to	1.35%	0.46%	to	0.46%	5.36%	to	5.36%
2013	7,083	35.212341	to	35.212341	249,423	1.35%	to	1.35%	0.75%	to	0.75%	34.47%	to	34.47%
2012	7,706	26.186197	to	26.186197	201,783	1.35%	to	1.35%	0.56%	to	0.56%	21.75%	to	21.75%
2011	8,517	21.507708	to	21.507708	183,171	1.35%	to	1.35%	0.03%	to	0.03%	(15.04)%	to	(15.04)%
2010	9,732	25.315923	to	25.315923	246,379	1.35%	to	1.35%	0.26%	to	0.26%	12.72%	to	12.72%
Hartford Disciplined Equity HLS Fund
2014	15,376	42.539757	to	42.539757	654,086	1.35%	to	1.35%	0.67%	to	0.67%	14.62%	to	14.62%
2013	18,379	37.112566	to	37.112566	682,102	1.35%	to	1.35%	1.01%	to	1.01%	34.00%	to	34.00%
2012	19,616	27.696332	to	27.696332	543,311	1.35%	to	1.35%	1.55%	to	1.55%	16.04%	to	16.04%
2011	21,538	23.867165	to	23.867165	514,060	1.35%	to	1.35%	1.10%	to	1.10%	(0.20)%	to	(0.20)%
2010	25,067	23.915929	to	23.915929	599,503	1.35%	to	1.35%	1.20%	to	1.20%	12.52%	to	12.52%
Hartford Growth Opportunities HLS Fund
2014	140,848	11.856615	to	11.856615	1,669,977	1.35%	to	1.35%	0.17%	to	0.17%	12.61%	to	12.61%
2013	145,956	10.528570	to	10.528570	1,536,701	1.35%	to	1.35%	0.01%	to	0.01%	33.92%	to	33.92%
2012	161,490	7.861563	to	7.861563	1,269,568	1.35%	to	1.35%	—	to	—	25.16%	to	25.16%
2011	178,822	6.281272	to	6.281272	1,123,234	1.35%	to	1.35%	—	to	—	(10.10)%	to	(10.10)%
2010	203,504	6.986632	to	6.986632	1,421,803	1.35%	to	1.35%	0.01%	to	0.01%	15.99%	to	15.99%
Hartford High Yield HLS Fund
2014	6,991	24.235252	to	24.235252	169,415	1.35%	to	1.35%	7.49%	to	7.49%	1.20%	to	1.20%
2013	7,448	23.947243	to	23.947243	178,344	1.35%	to	1.35%	8.01%	to	8.01%	5.00%	to	5.00%
2012	7,978	22.806147	to	22.806147	181,948	1.35%	to	1.35%	8.78%	to	8.78%	12.78%	to	12.78%
2011	9,916	20.221944	to	20.221944	200,511	1.35%	to	1.35%	8.83%	to	8.83%	3.29%	to	3.29%
2010	10,703	19.577636	to	19.577636	209,535	1.35%	to	1.35%	0.62%	to	0.62%	14.59%	to	14.59%
Hartford International Opportunities HLS Fund
2014	118,768	2.661065	to	2.661065	316,049	1.35%	to	1.35%	2.20%	to	2.20%	(5.16)%	to	(5.16)%
2013	127,533	2.805943	to	2.805943	357,849	1.35%	to	1.35%	2.16%	to	2.16%	19.92%	to	19.92%
2012	142,312	2.339812	to	2.339812	332,981	1.35%	to	1.35%	1.89%	to	1.89%	18.58%	to	18.58%
2011	164,495	1.973119	to	1.973119	324,568	1.35%	to	1.35%	0.04%	to	0.04%	(15.13)%	to	(15.13)%
2010	192,180	2.324791	to	2.324791	446,779	1.35%	to	1.35%	1.26%	to	1.26%	12.95%	to	12.95%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Small/Mid Cap Equity HLS Fund
2014	7,192	$24.759630	to	$24.759630	$178,059	1.35%	to	1.35%	1.57%	to	1.57%	3.81%	to	3.81%
2013	7,546	23.850349	to	23.850349	179,979	1.35%	to	1.35%	1.37%	to	1.37%	35.67%	to	35.67%
2012	8,132	17.579909	to	17.579909	142,969	1.35%	to	1.35%	0.58%	to	0.58%	14.32%	to	14.32%
2011	10,499	15.377898	to	15.377898	161,457	1.35%	to	1.35%	—	to	—	(2.46)%	to	(2.46)%
2010	11,138	15.766108	to	15.766108	175,596	1.35%	to	1.35%	0.68%	to	0.68%	24.15%	to	24.15%
Hartford MidCap Value HLS Fund
2014	14,220	19.405699	to	19.405699	275,947	1.35%	to	1.35%	0.66%	to	0.66%	6.76%	to	6.76%
2013	15,907	18.176112	to	18.176112	289,134	1.35%	to	1.35%	1.24%	to	1.24%	32.90%	to	32.90%
2012	17,183	13.676167	to	13.676167	235,003	1.35%	to	1.35%	1.19%	to	1.19%	23.28%	to	23.28%
2011	19,655	11.093801	to	11.093801	218,053	1.35%	to	1.35%	0.01%	to	0.01%	(9.79)%	to	(9.79)%
2010	21,689	12.297216	to	12.297216	266,719	1.35%	to	1.35%	0.59%	to	0.59%	22.97%	to	22.97%
Hartford Ultrashort Bond HLS Fund
2014	30,572	1.706994	to	9.883038	138,199	0.45%	to	1.35%	—	to	—	(1.24)%	to	(0.35)%
2013	40,218	1.728484	to	9.917662	159,909	0.45%	to	1.35%	—	to	—	(1.34)%	to	(0.45)%
2012	66,659	1.751975	to	9.962403	242,349	0.45%	to	1.35%	—	to	—	(1.34)%	to	(0.38)%
2011	57,257	1.775772	to	1.775772	101,676	1.35%	to	1.35%	—	to	—	(1.34)%	to	(1.34)%
2010	57,934	1.799898	to	1.799898	104,275	1.35%	to	1.35%	—	to	—	(1.34)%	to	(1.34)%
Hartford SmallCap Growth HLS Fund
2014	6,589	54.847854	to	54.847854	361,386	1.35%	to	1.35%	0.07%	to	0.07%	4.42%	to	4.42%
2013	7,148	52.528445	to	52.528445	375,482	1.35%	to	1.35%	0.38%	to	0.38%	42.93%	to	42.93%
2012	7,847	36.751247	to	36.751247	288,372	1.35%	to	1.35%	—	to	—	15.82%	to	15.82%
2011	9,149	31.730671	to	31.730671	290,297	1.35%	to	1.35%	—	to	—	0.06%	to	0.06%
2010	11,162	31.711301	to	31.711301	353,973	1.35%	to	1.35%	—	to	—	34.73%	to	34.73%
Hartford Stock HLS Fund
2014	2,987	2.338403	to	2.338403	6,984	1.35%	to	1.35%	1.95%	to	1.95%	9.81%	to	9.81%
2013	2,899	2.129419	to	2.129419	6,175	1.35%	to	1.35%	1.15%	to	1.15%	30.47%	to	30.47%
2012	5,731	1.632066	to	1.632066	9,354	1.35%	to	1.35%	2.07%	to	2.07%	12.85%	to	12.85%
2011	6,283	1.446211	to	1.446211	9,087	1.35%	to	1.35%	1.40%	to	1.40%	(2.42)%	to	(2.42)%
2010	6,434	1.482096	to	1.482096	9,535	1.35%	to	1.35%	1.22%	to	1.22%	13.26%	to	13.26%
Hartford U.S. Government Securities HLS Fund
2014	5,798	26.099705	to	26.099705	151,335	1.35%	to	1.35%	2.25%	to	2.25%	1.44%	to	1.44%
2013	6,502	25.730202	to	25.730202	167,308	1.35%	to	1.35%	2.38%	to	2.38%	(3.00)%	to	(3.00)%
2012	7,344	26.526120	to	26.526120	194,806	1.35%	to	1.35%	2.81%	to	2.81%	2.31%	to	2.31%
2011	9,815	25.928323	to	25.928323	254,495	1.35%	to	1.35%	2.52%	to	2.52%	3.47%	to	3.47%
2010	12,220	25.059057	to	25.059057	306,218	1.35%	to	1.35%	4.47%	to	4.47%	2.40%	to	2.40%
Hartford Value HLS Fund
2014	143,887	2.107717	to	2.107717	303,272	1.35%	to	1.35%	1.45%	to	1.45%	9.87%	to	9.87%
2013	161,923	1.918328	to	1.918328	310,620	1.35%	to	1.35%	1.68%	to	1.68%	30.17%	to	30.17%
2012	179,839	1.473682	to	1.473682	265,024	1.35%	to	1.35%	2.09%	to	2.09%	15.42%	to	15.42%
2011	215,988	1.276816	to	1.276816	275,776	1.35%	to	1.35%	1.60%	to	1.60%	(3.27)%	to	(3.27)%
2010	261,615	1.320005	to	1.320005	345,332	1.35%	to	1.35%	1.53%	to	1.53%	13.13%	to	13.13%

Separate Account A

Union Security Life Insurance Company of New York
Notes to Financial Statements — (continued)
December 31, 2014

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
VY JPMorgan Emerging Markets Equity Portfolio+
2014	1,658	$17.659527	to	$17.659527	$29,274	0.45%	to	0.45%	1.17%	to	1.17%	0.67%	to	0.67%
2013	1,660	17.542326	to	17.542326	29,118	0.45%	to	0.45%	1.13%	to	1.13%	(5.92)%	to	(5.92)%
2012	1,663	18.645207	to	18.645207	30,999	0.45%	to	0.45%	—	to	—	18.79%	to	18.79%
2011	2,309	15.695341	to	15.695341	36,238	0.45%	to	0.45%	1.36%	to	1.36%	(18.42)%	to	(18.42)%
2010	4,843	19.238862	to	19.238862	93,168	0.45%	to	0.45%	0.56%	to	0.56%	20.09%	to	20.09%
Voya Global Resources Portfolio+
2014	5,558	11.850815	to	11.850815	65,871	0.45%	to	0.45%	1.12%	to	1.12%	(12.19)%	to	(12.19)%
2013	5,560	13.495317	to	13.495317	75,028	0.45%	to	0.45%	0.95%	to	0.95%	13.09%	to	13.09%
2012	5,561	11.932809	to	11.932809	66,360	0.45%	to	0.45%	0.77%	to	0.77%	(3.28)%	to	(3.28)%
2011	5,563	12.337739	to	12.337739	68,632	0.45%	to	0.45%	0.51%	to	0.51%	(9.56)%	to	(9.56)%
2010	8,578	13.642147	to	13.642147	117,025	0.45%	to	0.45%	0.94%	to	0.94%	21.10%	to	21.10%
Invesco V.I. Global Health Care Fund
2014	3,501	46.733553	to	46.733553	163,625	0.45%	to	0.45%	—	to	—	19.13%	to	19.13%
2013	4,169	39.228563	to	39.228563	163,560	0.45%	to	0.45%	0.63%	to	0.63%	39.91%	to	39.91%
2012	5,000	28.038257	to	28.038257	140,203	0.45%	to	0.45%	—	to	—	20.36%	to	20.36%
2011	4,680	23.296175	to	23.296175	109,027	0.45%	to	0.45%	—	to	—	3.48%	to	3.48%
2010	3,383	22.512051	to	22.512051	76,154	0.45%	to	0.45%	—	to	—	4.82%	to	4.82%
Invesco V.I. Technology Fund
2014	1,374	21.882154	to	21.882154	30,074	0.45%	to	0.45%	—	to	—	10.55%	to	10.55%
2013	1,398	19.793343	to	19.793343	27,681	0.45%	to	0.45%	—	to	—	24.58%	to	24.58%
2012	2,336	15.887776	to	15.887776	37,121	0.45%	to	0.45%	—	to	—	10.78%	to	10.78%
2011	2,886	14.341716	to	14.341716	41,390	0.45%	to	0.45%	0.18%	to	0.18%	(5.48)%	to	(5.48)%
2010	3,016	15.173279	to	15.173279	45,756	0.45%	to	0.45%	—	to	—	20.76%	to	20.76%
MFS® Growth Fund
2014	188	39.023692	to	39.023692	7,327	0.45%	to	0.45%	0.14%	to	0.14%	8.46%	to	8.46%
2013	406	35.981231	to	35.981231	14,606	0.45%	to	0.45%	0.18%	to	0.18%	36.24%	to	36.24%
2012	749	26.410655	to	26.410655	19,794	0.45%	to	0.45%	—	to	—	16.86%	to	16.86%
2011	144	22.600384	to	22.600384	3,249	0.45%	to	0.45%	0.19%	to	0.19%	(0.77)%	to	(0.77)%
2010	144	22.776332	to	22.776332	3,274	0.45%	to	0.45%	0.11%	to	0.11%	14.82%	to	14.82%
MFS® Strategic Income Portfolio
2014	322	10.605350	to	10.605350	3,413	0.45%	to	0.45%	3.37%	to	3.37%	2.81%	to	2.81%
2013	3,103	10.315465	to	10.315465	32,010	0.45%	to	0.45%	3.15%	to	3.15%	3.15%	to	3.15%
Neuberger Berman AMT Short Duration Bond Portfolio
2014	5,537	15.811911	to	15.811911	87,551	0.45%	to	0.45%	1.70%	to	1.70%	0.16%	to	0.16%
2013	4,655	15.786914	to	15.786914	73,491	0.45%	to	0.45%	2.47%	to	2.47%	0.17%	to	0.17%
2012	3,081	15.760906	to	15.760906	48,553	0.45%	to	0.45%	4.02%	to	4.02%	4.14%	to	4.14%
2011	366	15.134949	to	15.134949	5,546	0.45%	to	0.45%	1.73%	to	1.73%	(0.16)%	to	(0.16)%
2010	968	15.159439	to	15.159439	14,673	0.45%	to	0.45%	5.20%	to	5.20%	4.81%	to	4.81%
Neuberger Berman AMT Partners Portfolio
2014	436	28.609142	to	28.609142	12,463	0.45%	to	0.45%	0.75%	to	0.75%	9.36%	to	9.36%
2013	457	26.160692	to	26.160692	11,951	0.45%	to	0.45%	1.21%	to	1.21%	30.55%	to	30.55%
2012	686	20.039247	to	20.039247	13,750	0.45%	to	0.45%	0.43%	to	0.43%	16.08%	to	16.08%
2011	687	17.263946	to	17.263946	11,867	0.45%	to	0.45%	—	to	—	(11.76)%	to	(11.76)%
2010	689	19.563912	to	19.563912	13,475	0.45%	to	0.45%	0.28%	to	0.28%	15.15%	to	15.15%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Pioneer Fund VCT Portfolio
2014	754	$19.056894	to	$19.056894	$14,373	0.45%	to	0.45%	1.21%	to	1.21%	10.53%	to	10.53%
2013	755	17.240715	to	17.240715	13,010	0.45%	to	0.45%	1.27%	to	1.27%	32.69%	to	32.69%
2012	756	12.993582	to	12.993582	9,818	0.45%	to	0.45%	1.58%	to	1.58%	9.75%	to	9.75%
2011	757	11.839666	to	11.839666	8,958	0.45%	to	0.45%	1.58%	to	1.58%	(4.73)%	to	(4.73)%
2010	758	12.427931	to	12.427931	9,418	0.45%	to	0.45%	1.38%	to	1.38%	15.51%	to	15.51%
Pioneer Select Mid Cap Growth VCT Portfolio
2014	968	36.145445	to	36.145445	34,991	0.45%	to	0.45%	—	to	—	8.94%	to	8.94%
2013	1,566	33.179649	to	33.179649	51,951	0.45%	to	0.45%	—	to	—	41.82%	to	41.82%
2012	1,683	23.395846	to	23.395846	39,372	0.45%	to	0.45%	—	to	—	6.54%	to	6.54%
2011	1,644	21.958676	to	21.958676	36,091	0.45%	to	0.45%	—	to	—	(2.70)%	to	(2.70)%
2010	1,070	22.567845	to	22.567845	24,144	0.45%	to	0.45%	—	to	—	19.68%	to	19.68%
Van Eck VIP Unconstrained Emerging Markets Bond Fund
2014	68	21.443596	to	21.443596	1,458	0.45%	to	0.45%	4.97%	to	4.97%	1.73%	to	1.73%
2013	68	21.079832	to	21.079832	1,438	0.45%	to	0.45%	4.62%	to	4.62%	(9.58)%	to	(9.58)%
2012	160	23.312272	to	23.312272	3,736	0.45%	to	0.45%	4.09%	to	4.09%	5.08%	to	5.08%
2011	1,049	22.186122	to	22.186122	23,279	0.45%	to	0.45%	7.72%	to	7.72%	7.65%	to	7.65%
2010	2,018	20.608677	to	20.608677	41,588	0.45%	to	0.45%	4.20%	to	4.20%	5.72%	to	5.72%
Van Eck VIP Global Hard Assets Fund
2014	216	30.727545	to	30.727545	6,649	0.45%	to	0.45%	0.04%	to	0.04%	(19.47)%	to	(19.47)%
2013	217	38.154616	to	38.154616	8,266	0.45%	to	0.45%	1.38%	to	1.38%	10.04%	to	10.04%
2012	392	34.674040	to	34.674040	13,606	0.45%	to	0.45%	0.74%	to	0.74%	2.92%	to	2.92%
2011	740	33.689418	to	33.689418	24,939	0.45%	to	0.45%	1.65%	to	1.65%	(16.83)%	to	(16.83)%
2010	3,260	40.504424	to	40.504424	132,042	0.45%	to	0.45%	0.36%	to	0.36%	28.66%	to	28.66%
Wells Fargo Advantage VT Discovery Fund
2014	1,976	49.401612	to	49.401612	97,613	0.45%	to	0.45%	—	to	—	(0.10)%	to	(0.10)%
2013	3,327	49.448832	to	49.448832	164,497	0.45%	to	0.45%	0.01%	to	0.01%	43.16%	to	43.16%
2012	2,923	34.542066	to	34.542066	100,954	0.45%	to	0.45%	—	to	—	17.21%	to	17.21%
2011	2,056	29.471008	to	29.471008	60,588	0.45%	to	0.45%	—	to	—	(0.03)%	to	(0.03)%
2010	2,663	29.479222	to	29.479222	78,515	0.45%	to	0.45%	—	to	—	34.93%	to	34.93%
HIMCO VIT Index Fund+
2014	28,536	32.076462	to	32.601374	917,987	0.45%	to	1.35%	—	to	—	4.72%	to	5.13%

  *  This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  **  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

Separate Account A

Union Security Life Insurance Company of New York
Notes to Financial Statements — (concluded)
December 31, 2014

  ***  This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

  #  Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

  +  See Note 1 for additional information related to this Sub-Account.

7.  Subsequent Events:

Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Independent Auditor's Report

To the Board of Directors of
Union Security Life Insurance Company of New York

We have audited the accompanying financial statements of Union Security Life Insurance Company of New York (the "Company"), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2014.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Union Security Life Insurance Company of New York at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying financial statement schedules are presented for purposes of additional analysis and are not a required part of the financial statements. The information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Kansas City, MO
April 15, 2015

Union Security Life Insurance Company of New York
Balance Sheets
At December 31, 2014 and 2013

	December 31,
	2014	2013
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $85,562 in 2014 and $94,986 in 2013)	$97,469	$104,079
Equity securities available for sale, at fair value (cost — $7,333 in 2014 and $6,901 in 2013)	7,968	7,200
Commercial mortgage loans on real estate, at amortized cost	19,772	24,959
Policy loans	217	219
Short-term investments	7,202	1,911
Other investments	172	333
Total investments	132,800	138,701
Cash and cash equivalents	120	864
Premiums and accounts receivable	1,679	1,708
Reinsurance recoverables	250,172	177,301
Tax receivable	738	0
Accrued investment income	1,239	1,352
Other assets	487	681
Assets held in separate accounts	11,953	11,993
Total assets	$399,188	$332,600
Liabilities
Future policy benefits and expenses	$210,978	$146,041
Unearned premiums	4,281	2,996
Claims and benefits payable	108,426	110,544
Commissions payable	266	716
Reinsurance balances payable	46	40
Funds held under reinsurance	167	159
Deferred gain on disposal of businesses	2,489	2,261
Accounts payable and other liabilities	4,591	4,830
Due to affiliates	276	468
Tax payable	0	165
Liabilities related to separate accounts	11,953	11,993
Total liabilities	343,473	280,213
Commitments and contingencies (Note 14)
Stockholder's equity
Common stock, par value $20 per share, 100,000 shares authorized, issued, and outstanding	2,000	2,000
Additional paid-in capital	44,174	44,174
Retained earnings	1,280	0
Accumulated other comprehensive income	8,261	6,213
Total stockholder's equity	55,715	52,387
Total liabilities and stockholder's equity	$399,188	$332,600

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Statements of Operations
Years Ended December 31, 2014, 2013 and 2012

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
Revenues
Net earned premiums	$23,702	$27,343	$30,077
Net investment income	6,834	7,000	7,561
Net realized gains on investments, excluding other-than-temporary impairment losses	263	838	371
Net other-than-temporary impairment losses recognized in earnings	0	0	(6)
Amortization of deferred gain on disposal of businesses	(228)	398	436
Fees and other income	147	139	155
Total revenues	30,718	35,718	38,594
Benefits, losses and expenses
Policyholder benefits	15,941	21,281	19,617
Underwriting, general and administrative expenses	7,755	9,935	12,454
Total benefits, losses and expenses	23,696	31,216	32,071
Income before provision for income taxes	7,022	4,502	6,523
Provision for income taxes	1,852	929	1,639
Net income	$5,170	$3,573	$4,884

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Statements of Comprehensive Income
Years Ended December 31, 2014, 2013 and 2012

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
Net income	$5,170	$3,573	$4,884
Other comprehensive income (loss):
Change in unrealized gains on securities, net of taxes of $(1,076), $2,448, and $(1,385), respectively	1,998	(4,545)	2,573
Change in other-than-temporary impairment gains recognized in other comprehensive income, net of taxes of $(27), $(83), and $(9), respectively	50	153	17
Total other comprehensive income (loss)	2,048	(4,392)	2,590
Total comprehensive income (loss)	$7,218	$(819)	$7,474

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Statements of Changes in Stockholder's Equity
At December 31, 2014, 2013 and 2012

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2012	$2,000	$45,133	$2,185	$8,015	$57,333
Dividends	0	0	(609)	0	(609)
Net income	0	0	4,884	0	4,884
Other comprehensive income	0	0	0	2,590	2,590
Balance, December 31, 2012	$2,000	$45,133	$6,460	$10,605	$64,198
Dividends	0	0	(10,033)	0	(10,033)
Return of capital	0	(959)	0	0	(959)
Net income	0	0	3,573	0	3,573
Other comprehensive loss	0	0	0	(4,392)	(4,392)
Balance, December 31, 2013	$2,000	$44,174	$0	$6,213	$52,387
Dividends	0	0	(3,890)	0	(3,890)
Net income	0	0	5,170	0	5,170
Other comprehensive income	0	0	0	2,048	2,048
Balance, December 31, 2014	$2,000	$44,174	$1,280	$8,261	$55,715

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Statements of Cash Flows
Years Ended December 31, 2014, 2013 and 2012

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
Operating activities
Net income	$5,170	$3,573	$4,884
Adjustments to reconcile net income to net cash used in operating activities:
Change in reinsurance recoverable	235	902	(8,731)
Change in premiums and accounts receivable	(163)	469	(157)
Change in accrued investment income	113	150	123
Change in insurance policy reserves and expenses	(9,002)	(7,613)	(2,408)
Change in accounts payable and other liabilities	(2,689)	765	1,083
Change in commissions payable	(450)	(184)	594
Change in reinsurance balances payable	6	(24)	16
Change in funds held under reinsurance	8	67	1
Amortization of deferred gain on disposal of businesses	228	(398)	(436)
Change in income taxes	572	371	199
Net realized (gains) losses on investments	(263)	(838)	(365)
Other	(20)	80	26
Net cash used in operating activities	(6,255)	(2,680)	(5,171)
Investing activities
Sales of:
Fixed maturity securities available for sale	6,045	11,921	6,691
Equity securities available for sale	258	3,144	2,057
Other invested assets	161	149	139
Maturities, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	7,050	8,775	10,984
Commercial mortgage loans on real estate	5,199	2,349	1,080
Purchase of:
Fixed maturity securities available for sale	(3,350)	(8,605)	(13,548)
Equity securities available for sale	(673)	(3,606)	(2,104)
Commercial mortgage loans on real estate	0	0	(2,000)
Change in short-term investments	(5,291)	215	985
Change in policy loans	2	(11)	(62)
Net cash provided by investing activities	9,401	14,331	4,222
Financing activities
Dividends paid	(3,890)	(10,033)	(609)
Return of capital	0	(959)	0
Net cash used in financing activities	(3,890)	(10,992)	(609)
Change in cash and cash equivalents	(744)	659	(1,558)
Cash and cash equivalents at beginning of period	864	205	1,763
Cash and cash equivalents at end of period	$120	$864	$205
Supplemental information:
Income taxes paid	$2,105	$1,215	$1,556

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Notes to the Financial Statements
Years Ended December 31, 2014, 2013 and 2012

1.  NATURE OF OPERATIONS

Union Security Life Insurance Company of New York (the "Company") is a provider of life and health insurance products including group disability insurance, group dental insurance, group vision insurance, group life insurance and credit insurance. The Company is a wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ.

The Company is domiciled in New York and is qualified to sell life, health and annuity insurance in the state of New York.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.

Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on securities classified as available for sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

Reclassifications

Certain prior period amounts have been reclassified to conform to the 2014 presentation.

Fair Value

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

Investments

Fixed maturity and equity securities are classified as available for sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available for sale, less deferred income taxes, are included in accumulated other comprehensive income ("AOCI").

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

Other investments consist primarily of investments in Certified Capital Companies ("CAPCOs"). The Company's CAPCOs consist of debt instruments that are recorded at amortized cost, which approximates fair value.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

Cash and Cash Equivalents

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

Uncollectible Receivable Balance

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

Reinsurance

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Other Assets

Other assets primarily include prepaid items, goodwill, and deferred acquisition costs. Only direct incremental costs associated with the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits.

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: significant adverse change in legal factors, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel, or a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. In the 2014 and 2013 annual goodwill tests, we concluded that the estimated fair value exceeded its respective book value and therefore goodwill was not impaired.

Amortization expense is included in underwriting, general and administrative expenses in the statement of operations.

Separate Accounts

Assets and liabilities associated with separate accounts relate to considerations for variable annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the accounts are administered by reinsurers.

Reserves

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, particularly for liability coverage, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations of the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts primarily include traditional life insurance policies no longer offered and policies disposed of via reinsurance (FFG and LTC contracts).

Future policy benefits and expense reserves for LTC and the traditional life insurance contracts no longer offered, are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Risks related to the reserves recorded for policies under FFG, LTC and life insurance no longer offered have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, vision contracts and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long-term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

Deferred Gain on Disposal of Businesses

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue accordingly. Based on the Company's 2014 annual review, the Company re-established $516 of the FFG deferred gain. There were no adjustments to the estimates affecting the deferred gain in 2013.

Premiums

Long Duration Contracts

Premiums for LTC insurance and life insurance contracts no longer offered are recognized as revenue when due from the policyholder. For investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold and life insurance contracts no longer offered, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue over the contract term in proportion to the amount of insurance protection provided. The Company's short duration contracts primarily include group term life, group disability, dental, vision and credit life and disability.

Total Other-Than-Temporary Impairment Losses

For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Fees and Other Income

The Company derives fees and other income from providing administrative services. These fees are recognized monthly when services are performed.

Underwriting, General and Administrative Expenses

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

Leases

The Company records expenses for operating leases on a straight-line basis over the lease term.

Contingencies

The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are reasonable.

Recent Accounting Pronouncements — Adopted

On January 1, 2014, the Company adopted the new guidance on presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The adoption of this new presentation guidance did not impact the Company's financial position or results of operations.

On January 1, 2014, the Company adopted the other expenses guidance that addresses how health insurers should recognize and classify in their statements of operations fees mandated by the Affordable Care Act. The Affordable Care Act imposes an annual fee on health insurers for each calendar year beginning on or after January 1, 2014. The amendments specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense ratably over the calendar year during which it is payable. For the calendar year ended December 31, 2014, the Company ratably recorded $146 in underwriting, general and administrative expenses in the statements of operations, and paid, in full, the final assessment during the third quarter of 2014.

Recent Accounting Pronouncements — Not Yet Adopted

In May 2014, the Financial Accounting Standards Board ("FASB") issued amended guidance on revenue recognition. The amended guidance affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. Insurance contracts are within the scope of other standards and therefore are specifically excluded from the scope of the amended revenue recognition guidance. The core principle of the amended guidance is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve the core principle, the entity applies a five step process outlined in the amended guidance. The amended guidance also includes a cohesive set of disclosure requirements. The amended guidance is effective for interim and annual periods beginning after December 15, 2016 and early adoption is not permitted. Therefore, the Company is required to adopt the guidance on January 1, 2017. An entity can choose to apply the amended guidance using either the full retrospective approach or a modified retrospective approach. The Company is currently evaluating the requirements of the revenue recognition guidance as it relates to its non-insurance contract revenue and the potential impact on the Company's financial position and results of operations.

3.  INVESTMENTS

The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and other-than-temporary impairment ("OTTI") of our fixed maturity and equity securities as of the dates indicated:

	December 31, 2014
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$608	$189	$0	$797	$0
States, municipalities and political subdivisions	26,614	2,304	0	28,918	0
Foreign governments	255	121	0	376	0
Commercial mortgage-backed	470	29	0	499	0
Residential mortgage-backed	6,653	1,059	(11)	7,701	481
Corporate	50,962	8,343	(127)	59,178	0
Total fixed maturity securities	$85,562	$12,045	$(138)	$97,469	$481
Equity securities:
Non-redeemable preferred stocks	$7,333	$678	$(43)	$7,968	$0

	December 31, 2013
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$573	$164	$0	$737	$0
States, municipalities and political subdivisions	26,026	2,396	0	28,422	0
Foreign governments	255	83	0	338	0
Commercial mortgage-backed	693	59	0	752	0
Residential mortgage-backed	6,993	711	(53)	7,651	404
Corporate	60,446	6,182	(449)	66,179	0
Total fixed maturity securities	$94,986	$9,595	$(502)	$104,079	$404
Equity securities:
Non-redeemable preferred stocks	$6,901	$470	$(171)	$7,200	$0

(a)  Represents the amount of OTTI recognized in accumulated other comprehensive income ("AOCI"). Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Our states, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state's exposure (including both general obligation and revenue securities) exceeding 4% and 3% of the overall investment portfolio as of December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $13,075 and $10,846, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as "pre-refunded bonds"), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2014 and 2013, revenue bonds account for 55% and 54% of the holdings, respectively. Excluding pre-refunded revenue bonds, the activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily higher education, highway, water, transit, specifically pledged tax revenues, and other miscellaneous sources such as bond banks, finance authorities and appropriations.

The Company's largest European investment exposure in its corporate fixed maturity and equity securities is the country of the United Kingdom. The United Kingdom represents approximately 6% of our corporate securities as of December 31, 2014 and 2013. No other European country represented more than 2% of our corporate securities as of December 31, 2014 and 2013. All the European investments are denominated in U.S. dollars. Our international investments are managed as part of our overall portfolio with the same approach to risk management and focus on diversification.

The Company has exposure to the energy sector in its corporate fixed maturity securities of $7,852 with a net unrealized gain of $968 at December 31, 2014 and $9,137 with a net unrealized gain of $828 at December 31, 2013. Approximately 97% and 93% of the energy exposure is rated as investment grade as of December 31, 2014 and 2013, respectively.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2014 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$2,550	$2,623
Due after one year through five years	14,379	15,839
Due after five years through ten years	21,857	24,188
Due after ten years	39,653	46,619
Total	78,439	89,269
Commercial mortgage-backed	470	499
Residential mortgage-backed	6,653	7,701
Total	$85,562	$97,469

Major categories of net investment income were as follows:

	Years Ended December 31,
	2014	2013	2012
Fixed maturity securities	$4,892	$5,251	$5,735
Equity securities	477	462	412
Commercial mortgage loans on real estate	1,681	1,496	1,604
Policy loans	12	16	13
Other investments	20	31	42
Total investment income	7,082	7,256	7,806
Investment expenses	(248)	(256)	(245)
Net investment income	$6,834	$7,000	$7,561

No material investments of the Company were non-income producing for the years ended December 31, 2014, 2013, and 2012.

The following table summarizes the proceeds from sales of available for sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2014	2013	2012
Proceeds from sales	$6,303	$15,065	$8,748
Gross realized gains	404	929	471
Gross realized losses	106	264	77

For securities sold at a loss during 2014, the average period of time these securities were trading continuously at a price below book value was approximately 12 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2014	2013	2012
Net realized gains related to sales and other:
Fixed maturity securities	$248	$430	$309
Equity securities	3	295	62
Commercial mortgage loans on real estate	12	113	0
Total net realized gains related to sales and other	263	838	371
Net realized losses related to other-than-temporary impairments:
Equity securities	0	0	(6)
Total net realized losses related to other-than-temporary impairments	0	0	(6)
Total net realized gains	$263	$838	$365

Other-Than-Temporary Impairments

The Company follows the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Years Ended December 31,
	2014	2013	2012
Balance, beginning of year	$446	$1,496	$1,573
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(132)	(11)	(6)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	238	(1,039)	(71)
Balance, end of year	$552	$446	$1,496

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2014 and 2013 were as follows:

	December 31, 2014
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Residential mortgage-backed	$0	$0	$526	$(11)	$526	$(11)
Corporate	683	(39)	697	(88)	1,380	(127)
Total fixed maturity securities	$683	$(39)	$1,223	$(99)	$1,906	$(138)
Equity securities:
Non-redeemable preferred stocks	$615	$(28)	$235	$(15)	$850	$(43)
	December 31, 2013
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Residential mortgage-backed	$2,174	$(29)	$520	$(24)	$2,694	$(53)
Corporate	7,394	(426)	225	(23)	7,619	(449)
Total fixed maturity securities	$9,568	$(455)	$745	$(47)	$10,313	$(502)
Equity securities:
Non-redeemable preferred stocks	$2,966	$(171)	$0	$0	$2,966	$(171)

Total gross unrealized losses represent approximately 7% and 5% of the aggregate fair value of the related securities at December 31, 2014 and 2013, respectively. Approximately 37% and 93% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2014 and 2013, respectively. The total gross unrealized losses are comprised of 9 and 27 individual securities at December 31, 2014 and 2013, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2014 and 2013. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2014, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company's residential mortgage-backed and corporate fixed maturity securities, and in non-redeemable preferred stocks. The Company's corporate fixed maturity securities loss position relates to securities in the industrial sector. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, we apply an impairment model similar to that used for our fixed maturity securities. As of December 31, 2014, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. Therefore, the Company did not recognize an OTTI on those perpetual preferred securities that had been in a continuous unrealized loss position for twelve months or more. As of December 31, 2014, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available for sale fixed maturity securities in an unrealized loss position at December 31, 2014, by contractual maturity, is shown below.

	Cost or Amortized Cost	Fair Value
Due after one year through five years	$224	$221
Due after ten years	1,283	1,159
Total	1,507	1,380
Residential mortgage-backed	537	526
Total	$2,044	$1,906

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2014, approximately 8.7% of our residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 0.7% of the total fixed income portfolio and 4.0% of the total unrealized gain position. The one security with sub-prime exposure is below investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the United States. At December 31, 2014, approximately 43% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of Washington, Colorado and California. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $373 to $1,880 at December 31, 2014 and from $385 to $2,402 at December 31, 2013.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.

The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2014
	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
Loan-to-Value
70% and less	$15,073	74.8%	2.28
71 - 80%	2,266	11.2%	1.15
81 - 95%	2,819	14.0%	1.15
Gross commercial mortgage loans	20,158	100.0%	2.00
Less valuation allowance	(386)
Net commercial mortgage loans	$19,772
	December 31, 2013
	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
Loan-to-Value
70% and less	$17,166	67.7%	2.41
71 - 80%	2,972	11.7%	1.14
81 - 95%	5,219	20.6%	1.16
Gross commercial mortgage loans	25,357	100.0%	2.01
Less valuation allowance	(398)
Net commercial mortgage loans	$24,959

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $386 and $398 at December 31, 2014 and 2013, respectively. In 2014 and 2013, the loan valuation allowance decreased $12 and $114, respectively, due to changing economic conditions and geographic concentrations.

The Company has fixed maturity securities of $797 and $737 at December 31, 2014 and 2013, respectively, on deposit with governmental authorities as required by law.

4.  FAIR VALUE DISCLOSURES

Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosure guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.

•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2014 and 2013. The amounts presented below for Cash equivalents and Assets and Liabilities held in separate accounts differ from the amounts presented in the balance sheet because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets and Liabilities held in separate accounts are received directly from third parties.

	December 31, 2014
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$797	$0		$797		$0
State, municipalities and political subdivisions	28,918	0		28,918		0
Foreign governments	376	0		376		0
Commercial mortgage-backed	499	0		499		0
Residential mortgage-backed	7,701	0		7,701		0
Corporate	59,178	0		57,970		1,208
Equity securities:
Non-redeemable preferred stocks	7,968	0		7,968		0
Short-term investments	7,202	7,202	(b)	0		0
Cash equivalents	50	50	(b)	0		0
Assets held in separate accounts	11,930	8,028	(a)	3,902	(c)	0
Total financial assets	$124,619	$15,280		$108,131		$1,208
Financial Liabilities
Liabilities related to separate accounts	$11,930	$8,028	(a)	$3,902	(c)	$0

	December 31, 2013
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$737	$0		$737		$0
State, municipalities and political subdivisions	28,422	0		27,321		1,101
Foreign governments	338	0		338		0
Commercial mortgage-backed	752	0		752		0
Residential mortgage-backed	7,651	0		7,651		0
Corporate	66,179	0		64,871		1,308
Equity securities:
Non-redeemable preferred stocks	7,200	0		7,200		0
Short-term investments	1,911	1,911	(b)	0		0
Cash equivalents	610	610	(b)	0		0
Assets held in separate accounts	11,978	9,650	(a)	2,328	(c)	0
Total financial assets	$125,778	$12,171		$111,198		$2,409
Financial Liabilities
Liabilities related to separate accounts	$11,978	$9,650	(a)	$2,328	(c)	$0

(a)  Mainly includes mutual funds.

(b)  Mainly includes money market funds.

(c)  Mainly includes fixed maturity securities.

There were no transfers between Level 1 and Level 2 financial assets during 2014 or 2013. However, there were transfers between Level 2 and Level 3 financial assets in 2014 and 2013, which are reflected in the "Transfers in" and "Transfers out" columns below. Transfers between Level 2 and Level 3 most commonly occur from changes in the availability of observable market information and re-evaluation of the observability of pricing inputs. Any remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2014 and 2013:

	Year Ended December 31, 2014
	Balance, beginning of period	Total losses (realized/ unrealized) included in earnings (1)	Net unrealized gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed Maturity Securities
States, municipalities and political subdivisions	$1,101	$0	$0	$0	$0	$0	$(1,101)	$0
Corporate	1,308	(13)	13	232	(332)	0	0	1,208
Total Level 3 assets	$2,409	$(13)	$13	$232	$(332)	$0	$(1,101)	$1,208
	Year Ended December 31, 2013
	Balance, beginning of period	Total gains (realized/ unrealized) included in earnings (1)	Net unrealized (losses) gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed Maturity Securities
States, municipalities and political subdivisions	$0	$0	$81	$1,020	$0	$0	$0	$1,101
Corporate	1,483	290	(92)	0	(412)	288	(249)	1,308
Equity Securities
Non-redeemable preferred stocks	1	0	0	0	0	0	(1)	0
Total Level 3 assets	$1,484	$290	$(11)	$1,020	$(412)	$288	$(250)	$2,409

(1)  Included as part of net realized gains on investments in the statement of operations.

(2)  Included as part of change in unrealized gains on securities in the statement of comprehensive income.

(3)  Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, the market valuation technique is generally used. For the years ended December 31, 2014 and 2013, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.

Level 1 Securities

The Company's investments and liabilities classified as Level 1 as of December 31, 2014 and 2013, consisted of mutual funds and money market funds that are publicly listed and/or actively traded in an established market.

Level 2 Securities

The Company's Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for level 2 investment types follow:

United States Government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by our pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.

State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by our pricing service utilizing material event notices and new issue data inputs in addition to the standard inputs.

Foreign governments: Foreign government securities are priced by our pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.

Commercial mortgage-backed and residential mortgage-backed: Commercial mortgage-backed and residential mortgage-backed securities are priced by our pricing service utilizing monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

Corporate: Corporate securities are priced by our pricing service utilizing standard inputs. Non-investment grade securities within this category are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.

Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.

Assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.

Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.

Level 3 Securities

The Company's investments classified as Level 3 as of December 31, 2014 and 2013, consisted of fixed maturity securities. All of the Level 3 fixed maturity securities are priced using non-binding broker quotes which cannot be corroborated with Level 2 inputs. Of our total Level 3 fixed maturity securities, $74 and $79 were priced by a pricing service using single broker quotes due to insufficient information to provide an evaluated price as of December 31, 2014 and 2013, respectively. The single broker quotes are provided by market makers or broker-dealers who are recognized as market participants in the markets in which they are providing the quotes. The remaining $1,134 and $2,330 were priced internally using independent and non-binding broker quotes as of December 31, 2014 and 2013, respectively. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received from both the pricing service and internally are reviewed for reasonableness by management and if necessary, management works with the pricing service or broker to further understand how they developed their price.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

•  There are few recent transactions,

•  Little information is released publicly,

•  The available prices vary significantly over time or among market participants,

•  The prices are stale (i.e., not current), and

•  The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans.

Fair Value of Financial Instruments Disclosures

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, such as those related to insurance contracts.

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheet equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

• Cash and cash equivalents

• Fixed maturity securities

• Equity securities

• Short-term investments

• Assets held in separate accounts

• Liabilities related to separate accounts

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet, the Company used the following methods and assumptions:

Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The model inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

Policy loans: the carrying value of policy loans reported in the balance sheet approximates fair value.

Other investments: Other investments include CAPCOs tax credits which are recorded at amortized cost. The carrying value reported for these investments approximates fair value. Due to the nature of these investments, there is a lack of liquidity in the primary market which results in the holdings being classified as Level 3.

Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.

Funds held under reinsurance: the carrying value reported approximates fair value due to the short maturity of the instruments.

The following tables disclose the carrying value, fair value amount and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheet:

	December 31, 2014
	Carrying	Fair Value
	Value	Total	Level 1	Level 2	Level 3
Financial Assets
Commercial mortgage loans on real estate	$19,772	$22,366	$0	$0	$22,366
Policy loans	217	217	217	0	0
Other investments	172	172	0	0	172
Total financial assets	$20,161	$22,755	$217	$0	$22,538
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4,487	$5,074	$0	$0	$5,074
Funds withheld under reinsurance	167	167	167	0	0
Total financial liabilities	$4,654	$5,241	$167	$0	$5,074

	December 31, 2013
	Carrying	Fair Value
	Value	Total	Level 1	Level 2	Level 3
Financial Assets
Commercial mortgage loans on real estate	$24,959	$27,981	$0	$0	$27,981
Policy loans	219	219	219	0	0
Total financial assets	$25,178	$28,200	$219	$0	$27,981
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4,007	$4,261	$0	$0	$4,261
Funds withheld under reinsurance	159	159	159	0	0
Total financial liabilities	$4,166	$4,420	$159	$0	$4,261

(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

5.  INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company's income comes from domestic sources. Information about the Company's current and deferred federal tax expense (benefit) follows:

	Years Ended December 31,
	2014	2013	2012
Current expense	$378	$256	$1,842
Deferred expense (benefit)	1,474	673	(203)
Total income tax expense	$1,852	$929	$1,639

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2014	2013	2012
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Tax exempt interest	(8.0)	(12.3)	(8.9)
Dividend received deduction	(1.4)	(2.2)	(1.5)
Non deductible health insurer fee	0.7	0.0	0.0
Permanent nondeductible expenses	0.1	0.1	0.2
Other	0.0	0.0	0.3
Effective income tax rate:	26.4%	20.6%	25.1%

The 2014 decrease in the deduction for tax-exempt interest and dividends received is primarily due to the increase in pre-tax income.

As of December 31, 2014, 2013, and 2012, the Company had no liability for unrecognized tax benefits. The Company had no activity related to unrecognized tax benefits for the year ended December 31, 2014 and 2013.

The Company's continuing practice is to recognize interest expense related to income tax matters in income tax expense. During the years ended December 31, 2014 and 2013, the Company's interest expense amounts related to income tax matters were immaterial. The interest accrued as of December 31, 2014 and 2013, respectively, was also immaterial. No penalties have been accrued.

The Company files federal income tax returns in the U.S. The Company has substantially concluded all U.S. federal income tax matters for years through 2011.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2014	2013
Deferred Tax Assets
Deferred gain on disposal of business	$871	$791
Investments, net	1,740	2,123
Deferred acquisition costs	1,059	1,013
Employee and post-retirement benefits	0	800
Capital loss carryforward	0	266
Compensation related	2	5
Other	4	4
Total deferred tax asset	3,676	5,002
Deferred Tax Liabilities
Policyholder and separate account reserves	(1,324)	(1,542)
Net unrealized appreciation on securities	(4,390)	(3,279)
Employee and post-retirement benefits	(375)	0
Other	(37)	(54)
Total deferred tax liability	(6,126)	(4,875)
Net deferred income tax (liability) asset	$(2,450)	$127

The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to the Company based on the provisions of the tax sharing agreement. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $3,676 will be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax-planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2014, the Company had no net operating loss carryforward or capital loss carryforward for U.S. federal income tax purposes.

6.  PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2014	2013
Insurance premiums receivable	$1,459	$1,508
Other receivables	220	200
Total (1)	$1,679	$1,708

(1)  For the years ended December 31, 2014 and 2013, the Company did not have any material allowances for uncollectible items.

7.  STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All the shares are issued and outstanding as of December 31, 2014 and 2013 and are owned by the Parent (see Note 1). The Company paid dividends of $3,890, $10,033, and $609 during the year ended December 31, 2014, 2013 and 2012, respectively. The Company returned capital of $959 during the year ended December 31, 2013. There was no return of capital in 2014 or 2012.

The maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

8.  STATUTORY INFORMATION

The Company prepares financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

Reconciliations of net income and stockholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

	Net Income			Shareholder's Equity
	2014	2013	2012	2014	2013
Based on statutory accounting principles	$5,590	$5,441	$5,518	$42,756	$40,900
Deferred acquisition costs	(97)	(113)	(15)	4	101
Deferred and uncollected premiums	(40)	6	1	0	40
Policy and claim reserves	(850)	(1,067)	(914)	4,895	5,745
Investment valuation difference	(62)	175	(32)	12,127	9,037
Commissions and fees	1	6	22	0	(1)
Deferred taxes	(1,474)	(673)	203	(5,180)	(3,720)
Deferred gain on disposal of businesses	4	135	149	(2,489)	(2,261)
Goodwill and intangibles	0	0	(7)	324	324
Pension	2,032	(353)	(309)	(253)	(2,285)
Reinsurance in unauthorized companies	0	0	0	2	12
Interest maintenance reserve, deferral and amortization	66	16	268	626	560
Asset valuation reserve	0	0	0	768	1,009
Non-admitted assets and other	0	0	0	2,135	2,926
Based on generally accepted accounting principles	$5,170	$3,573	$4,884	$55,715	$52,387

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary dividends of $3,890 during the year ended December 31, 2014. No extraordinary dividends were declared and paid in 2014. The Company declared and paid dividends of $10,992, of which $4,492 was ordinary and $6,500 was extraordinary during the year ended December 31, 2013. (For GAAP purposes, the $959 of the extraordinary dividend was classified as a return of capital.) The company declared and paid ordinary dividends of $609 during the years ended December 31, 2012. No extraordinary dividends were declared and paid in 2012. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurer's surplus as regards to policyholders on December 31 of the next year, or the net gain from operations. The Company has the ability, under state regulatory requirements, to dividend up to approximately $4,076 to the Parent in 2015 without permission from New York regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.

State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company's total adjusted capital ("TAC") to its RBC (the "RBC Ratio"). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.

Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100% but less than 200% (the "Company Action Level"), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.

As of December 31, 2014, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2014, the TAC of the Company subject to RBC requirements was $43,524, and the corresponding Authorized Control Level was $4,235.

9.  REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2014	2013
Ceded future policyholder benefits and expense	$208,022	$143,007
Ceded unearned premium	3,857	2,667
Ceded claims and benefits payable	36,809	29,983
Ceded paid losses	1,484	1,644
Total	$250,172	$177,301

A key credit quality indicator for reinsurance is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2014 grouped by A.M. Best rating:

A.M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$203,351	$3,857	$36,034	$145	$243,387
A or A–	4,671	0	27	5	4,703
Not rated	0	0	748	1,334	2,082
Reinsurance recoverable	$208,022	$3,857	$36,809	$1,484	$250,172

A.M. Best ratings for The Hartford and John Hancock, the reinsurers with the largest reinsurance recoverable balances, are A- and A+, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of John Hancock and The Hartford. The total amount of recoverable for these two reinsurers is $243,308 as of December 31, 2014. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2014			2013			2012
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$8,254	$18,990	$27,244	$10,353	$22,284	$32,637	$9,832	$24,950	$34,782
Premiums assumed	295	5,458	5,753	350	5,981	6,331	301	6,506	6,807
Premiums ceded	(8,254)	(1,041)	(9,295)	(10,353)	(1,272)	(11,625)	(9,832)	(1,680)	(11,512)
Net earned premiums	$295	$23,407	$23,702	$350	$26,993	$27,343	$301	$29,776	$30,077
Direct policyholder benefits	$80,833	$12,604	$93,437	$18,380	$14,181	$32,561	$18,909	$16,494	$35,403
Policyholder benefits assumed	258	3,911	4,169	151	8,022	8,173	600	4,279	4,879
Policyholder benefits ceded	(80,833)	(832)	(81,665)	(18,380)	(1,073)	(19,453)	(18,948)	(1,717)	(20,665)
Net policyholder benefits	$258	$15,683	$15,941	$151	$21,130	$21,281	$561	$19,056	$19,617

The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.

Loss Protection and Capital Management

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual risks. Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

Business Divestitures

The Company has used reinsurance to exit certain businesses, such as the disposals of FFG and LTC. Reinsurance was used in these cases to facilitate the transactions because the businesses shared legal entities with operating segments that the Company retained. Assets supporting liabilities ceded relating to these businesses are held mainly in trusts for LTC and the separate accounts relating to FFG are still reflected in the Company's balance sheet.

If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $4,671 and $4,341 as of December 31, 2014 and 2013, respectively. The reinsurance recoverable from John Hancock was $238,637 and $165,861 as of December 31, 2014 and 2013, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2014, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses and the Company has not been obligated to fulfill any of such reinsurers' obligations.

John Hancock and The Hartford have paid their obligations when due and there have been no disputes.

10.  RESERVES

The following table provides reserve information of the Company's major product lines at the dates shown:

	December 31, 2014				December 31, 2013
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Universal life and other products no longer offered	$672	$2	$633	$1	$668	$2	$635	$1
FFG, LTC and other disposed businesses	207,348	3,854	29,099	3,003	142,337	2,646	23,117	2,102
Other	2,958	12	131	38	3,036	13	178	40
Short Duration Contracts:
Group term life	0	51	7,176	503	0	37	7,733	692
Group disability	0	134	63,087	3,007	0	103	69,823	3,612
Medical	0	2	672	23	0	2	1,007	33
Dental	0	175	34	368	0	134	43	465
Credit life and disability	0	48	148	499	0	58	333	724
Other	0	3	0	4	0	1	0	6
Total	$210,978	$4,281	$100,980	$7,446	$146,041	$2,996	$102,869	$7,675

The following table provides a roll forward of the Company's product lines with the most significant short duration claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

	Group Term Life	Group Disability
Balance as of December 31, 2011, gross of reinsurance	$11,404	$88,945
Less: Reinsurance ceded and other (1)	(391)	(4,660)
Balance as of January 1, 2012, net of reinsurance	11,013	84,285
Incurred losses related to:
Current year	2,366	7,275
Prior year's interest	418	3,806
Prior year(s)	(866)	(1,670)
Total incurred losses	1,918	9,411
Paid losses related to:
Current year	1,486	1,200
Prior year(s)	2,587	17,505
Total paid losses	4,073	18,705
Balance as of December 31, 2012, net of reinsurance	8,858	74,991
Plus: Reinsurance ceded and other (1)	173	4,670
Balance as of December 31, 2012, gross of reinsurance	$9,031	$79,661
Less: Reinsurance ceded and other (1)	(173)	(4,670)
Balance as of January 1, 2013, net of reinsurance	8,858	74,991
Incurred losses related to:
Current year	1,976	8,438
Prior year's interest	385	3,450
Prior year(s)	(621)	20
Total incurred losses	1,740	11,908
Paid losses related to:
Current year	1,133	1,467
Prior year(s)	1,190	16,344
Total paid losses	2,323	17,811
Balance as of December 31, 2013, net of reinsurance	8,275	69,088
Plus: Reinsurance ceded and other (1)	150	4,347
Balance as of December 31, 2013, gross of reinsurance	$8,425	$73,435
Less: Reinsurance ceded and other (1)	(150)	(4,347)
Balance as of January 1, 2014, net of reinsurance	8,275	69,088
Incurred losses related to:
Current year	1,977	7,014
Prior year's interest	361	3,047
Prior year(s)	(323)	(1,765)
Total incurred losses	2,015	8,296
Paid losses related to:
Current year	1,484	1,761
Prior year(s)	1,258	13,857
Total paid losses	2,742	15,618
Balance as of December 31, 2014, net of reinsurance	7,548	61,766
Plus: Reinsurance ceded and other (1)	131	4,328
Balance as of December 31, 2014, gross of reinsurance	$7,679	$66,094

(1)  Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

Short Duration Contracts

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior years" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior years" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

Group term life case and IBNR reserve redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group disability case and IBNR reserves show redundancies in 2014 and 2012 due to actual claim recovery rates exceeding those assumed in prior year reserves. However, case and IBNR reserves show a small deficiency in 2013 due to actual claim recovery rates being less than those assumed in prior year reserves. The relatively small size of the block can lead to volatile results year over year.

The Company's group disability products include short and long-term disability coverage. Case and IBNR reserves for long-term disability claims have been discounted at 5.25% for claims incurred in 2010 and prior years, and between 4.25% and 4.75% for claims incurred after 2010. The amount of discounts deducted from outstanding reserves as of December 31, 2014 and 2013 are $18,195 and $21,348, respectively.

Long Duration Contracts

The Company's long duration contracts are primarily comprised of life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

FFG and LTC

Reserves for business previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.

The Company recorded an out-of-period adjustment in 2012 in the amount of $411 ($267, net of tax) to properly reflect our reserves. The Company did not consider the adjustment to be material to the 2012 or prior year financial statements.

11.  RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee pensionable earnings. Pension costs allocated to the Company amounted to $72, $339 and $297 for 2014, 2013 and 2012, respectively.

As of January 1, 2014, the Parent's Pension and Executive Pension Plans are no longer offered to new hires. Current employees will not be affected and will continue to accrue benefits under the Parent's Pension and Executive Pension Plans. Employees who are currently eligible, but not yet participating in the Parent's Pension and Executive Pension Plans, will remain eligible to participate in the future once they meet the Parent's Pension and Executive Pension Plans' requirements.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $16, $41 and $72 in 2014, 2013 and 2012, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. On July 1, 2011, the Parent terminated certain health care benefits for employees who do not qualify for "grandfathered" status and will no longer offer these benefits to new hires. The Parent contribution, plan design and other terms of remaining benefits will not change for those grandfathered employees. The Parent has the right to modify or terminate these benefits. During 2014, 2013 and 2012 the Company incurred expenses related to postretirement benefits of $3, $13 and $13, respectively.

12.  ACCUMULATED OTHER COMPREHENSIVE INCOME

Certain amounts included in the statement of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

	Year Ended December 31, 2014
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2013	$5,950	$263	$6,213
Other comprehensive income before reclassifications	1,802	50	1,852
Amounts reclassified from accumulated other comprehensive income	196	0	196
Net current-period other comprehensive income	1,998	50	2,048
Balance at December 31, 2014	$7,948	$313	$8,261
	Year Ended December 31, 2013
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2012	$10,495	$110	$10,605
Other comprehensive loss before reclassifications	(4,840)	(43)	(4,883)
Amounts reclassified from accumulated other comprehensive income	295	196	491
Net current-period other comprehensive (loss) income	(4,545)	153	(4,392)
Balance at December 31, 2013	$5,950	$263	$6,213
	Year Ended December 31, 2012
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2011	$7,922	$93	$8,015
Other comprehensive income before reclassifications	2,344	17	2,361
Amounts reclassified from accumulated other comprehensive income	229	0	229
Net current-period other comprehensive income	2,573	17	2,590
Balance at December 31, 2012	$10,495	$110	$10,605

The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2014	2013	2012
Unrealized gains on securities	$301	$454	$353	Net realized gains on investments, excluding other-than-temporary impairment losses
	(105)	(159)	(124)	Provision for income taxes
	$196	$295	$229	Net of tax
OTTI	$0	$301	$0	Portion of net loss recognized in other comprehensive income, before taxes
	0	(105)	0	Provision for income taxes
	$0	$196	$0	Net of Tax
Total reclassifications for the period	$196	$491	$229	Net of tax

13.  RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net fees paid for these services to the Parent and its affiliates for the years ended December 31, 2014, 2013 and 2012 were $6,497, $7,232 and $9,132, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

14.  COMMITMENTS AND CONTINGENCIES

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations.

Although the Company cannot predict the outcome of any pending or future litigation, examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Life Insurance Company of New York
at December 31, 2014
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$608	$797	$797
States, municipalities and political subdivisions	26,614	28,918	28,918
Foreign governments	255	376	376
Commercial mortgage-backed	470	499	499
Residential mortgage-backed	6,653	7,701	7,701
Corporate	50,962	59,178	59,178
Total fixed maturity securities	85,562	97,469	97,469
Equity securities:
Non-redeemable preferred stocks	7,333	7,968	7,968
Commercial mortgage loans on real estate, at amortized cost	19,772	22,366	19,772
Policy loans	217	217	217
Short-term investments	7,202	7,202	7,202
Other investments	172	172	172
Total investments	$120,258	$135,394	$132,800

Union Security Life Insurance Company of New York
for the years ended December 31, 2014, 2013 & 2012
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenue	Net investment income	Benefits claims, losses and settlement expenses	Other* operating expenses
	(in thousands)
2014	$210,978	$4,281	$108,426	$23,702	$6,834	$15,941	$7,755
2013	$146,041	$2,996	$110,544	$27,343	$7,000	$21,281	$9,935
2012	$136,447	$3,256	$116,068	$30,077	$7,561	$19,617	$12,454

*  Includes underwriting, general and administrative expenses.

Union Security Life Insurance Company of New York
for the year ended December 31, 2014
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$907,453	$132,724	$0	$774,729	0.0%
Premiums:
Life insurance	$4,715	$1,064	$0	$3,651	0.0%
Accident and health insurance	22,529	8,231	5,753	20,051	28.7%
Total earned premiums	$27,244	$9,295	$5,753	$23,702	24.3%
Benefits:
Life insurance	$3,775	$1,462	$0	$2,313	0.0%
Accident and health insurance	89,662	80,203	4,169	13,628	30.6%
Total policyholder benefits	$93,437	$81,665	$4,169	$15,941	26.1%

Union Security Life Insurance Company of New York
for the year ended December 31, 2013
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,305,072	$144,288	$0	$1,160,784	0.0%
Premiums:
Life insurance	$6,088	$1,616	$0	$4,472	0.0%
Accident and health insurance	26,549	10,009	6,331	22,871	27.7%
Total earned premiums	$32,637	$11,625	$6,331	$27,343	23.2%
Benefits:
Life insurance	$4,617	$2,226	$0	$2,391	0.0%
Accident and health insurance	27,944	17,227	8,173	18,890	43.3%
Total policyholder benefits	$32,561	$19,453	$8,173	$21,281	38.4%

Union Security Life Insurance Company of New York
for the year ended December 31, 2012
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,527,165	$157,762	$0	$1,369,403	0.0%
Premiums:
Life insurance	$5,908	$961	$0	$4,947	0.0%
Accident and health insurance	28,874	10,551	6,807	25,130	27.1%
Total earned premiums	$34,782	$11,512	$6,807	$30,077	22.6%
Benefits:
Life insurance	$4,217	$1,653	$0	$2,564	0.0%
Accident and health insurance	31,186	19,012	4,879	17,053	28.6%
Total policyholder benefits	$35,403	$20,665	$4,879	$19,617	24.9%

Union Security Life Insurance Company of New York
as of December 31, 2014, 2013 and 2012
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2014:
Valuation allowance for mortgage loans on real estate	398	(12)	0	0	386
Total	$398	$(12)	$0	$0	$386
2013:
Valuation allowance for mortgage loans on real estate	512	(114)	0	0	398
Total	$512	$(114)	$0	$0	$398
2012:
Valuation allowance for mortgage loans on real estate	512	0	0	0	512
Total	$512	$0	$0	$0	$512

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	All financial statements are included in Part A and Part B of the Registration Statement.
(b)	Exhibits:
	(1)	Resolution of the Board of Directors of First Fortis Life Insurance Company authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Assignment and Novation Agreement.(5) Consent to Assignment and Novation Agreement.(5) Principal Underwriter Agreement(5)
(b) Form of Dealer Sales Agreement.(1)
	(4)	Form of Variable Annuity Contract.(2)
	(5)	Form of Application.(2)
	(6)	(a) Amended and Restated Charter of Union Security Life Insurance Company of New York.(3)
(b) Union Security Life Insurance Company of New York Bylaws.(3)
	(7)	Form of Reinsurance Contract and Administrative Services Agreement.(1)
	(8)	Fund Participation Agreements and Amendments
(a) AIM Variable Insurance Funds(4)
(b) AllianceBernstein Variable Products Series Fund, Inc.(4)
(c) Federated Insurance Series(4)
(d) Van Eik VIP Trust(4)
(e) Wells Fargo Variable Trust Funds(4)
	(9)	Opinion and Consent of Counsel.
	(10)	(a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(10)	(b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
	(11)	No financial statements are omitted.
	(12)	Not applicable.
	(26)	Subsidiary List(6)
	(99)	Copy of Power of Attorney.

(1)            Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement File No. 033-71686 filed on April 19, 2002.

(2)            Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement File No. 333-20343 filed on May 9, 1997.

(3)            Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, File No. 333-166472, filed on April 29, 2011

(4)            Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement file No. 333-20343 filed on April 25, 2012.

(5)            Incorporated by reference to Post Effective Amendment No. 25, to the Registration Statement File No. 333-20343, filed on November 14, 2012.

(6)            Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4, File No. 333-43799, filed on April 20, 2015.

Item 25. Directors and Officers of Depositor

Name and Address	Position and Offices with Depositor
Paula M. SeGuin (8)	President, Assistant Secretary, Director
Melissa J. T. Hall (2)	Assistant Treasurer, Director
Terry J. Kryshak (3)	Director
Larry M. Cains (4)	Director
Tamrha Magelsen (5)	Treasurer, Chief Financial Officer
Esther L. Nelson (6)	Director
Miles B. Yakre (7)	Chief Executive Officer, Chairman of the Board
Julie Cosio (1)	Vice President, Director

(1)            Address: 1122 Quail Roost Dr. Miami Fl 33157

(2)            Address: Assurant, Inc., 28 Liberty Street, New York, NY 10005

(3)            Address: 900 Meadow Creek Dr., Frisco, CO 80443

(4)            Address: 94 Kings Mill Road, Monroe, NJ 08831

(5)            Address: 500 Bielenberg Dr. Woodbury, MN 55125

(6)            Address: 899 Wiley Town Road, Fly Creek, NY 13337

(7)            Address: 2323 Grand Boulevard, Kansas City, MO 64108

(8)            Address: 212 Highbridge St., Suite D, Fayetteville, NY 13066

Item 26. Persons Controlled By or Under Control with the Depositor or Registrant.

Incorporated by reference to Post Effective Amendment No. 27 to the Registration Statement on Form N-4, File No. 333-43799, filed on April 20, 2015.

Item 27. Number of Contract Owners

As of February 28, 2015 there were 236 Contract Owners.

Item 28. Indemnification

Union Security Life Insurance Company of New York’s Bylaws provide for indemnity and payment of expenses of Union Security’s officers and directors in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable New York law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and for a purpose that he reasonably believed to be in, or not opposed to, the best interests of the Registrant, and, in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)            HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - DC Variable Account I

Hartford Life Insurance Company - Separate Account One

Hartford Life Insurance Company - Separate Account Two

Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company - Separate Account Two (QP Variable Account)

Hartford Life Insurance Company - Separate Account Two (Variable Account “A”)

Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company - Separate Account Ten

Hartford Life Insurance Company - Separate Account Three

Hartford Life Insurance Company - Separate Account Five

Hartford Life Insurance Company - Separate Account Seven

Hartford Life Insurance Company - Separate Account Eleven

Hartford Life Insurance Company - Separate Account Twelve

Hartford Life and Annuity Insurance Company - Separate Account One

Hartford Life and Annuity Insurance Company - Separate Account Ten

Hartford Life and Annuity Insurance Company - Separate Account Three

Hartford Life and Annuity Insurance Company - Separate Account Five

Hartford Life and Annuity Insurance Company - Separate Account Six

Hartford Life and Annuity Insurance Company - Separate Account Seven

Union Security Life Insurance Company of New York - Separate Account A

Union Security Insurance Company - Variable Account C

Union Security Insurance Company - Variable Account D

(b)            Directors and Officers of HSD:

POSITIONS AND OFFICES
NAME	WITH UNDERWRITER

Diana Benken	Chief Financial Officer and Controller/FINOP
Christopher S. Conner (1)	AML Compliance Officer, Chief Compliance Officer and Privacy Officer
Christopher J. Dagnault (2)	President, Chief Executive Officer
Aidan Kidney	Senior Vice President
Kathleen E, Jorens (3)	Vice President, Assistant Treasurer
Robert W. Paiano (3)	Senior Vice President, Treasurer
Cathleen Shine	Secretary
Jane Wolak	Chairman of the Board, Director

Unless otherwise indicated, the principal business address of each of the above individuals is 200 Hopmeadow Street, Simsbury, CT 07089.

(1)                                 Address:  1500 Liberty Ridge Dr., Wayne, PA 19087

(2)                                 Address:  500 Bielenberg Drive, Woodbury, MN 55125

(3)                                 Address: One Hartford Plaza, Hartford, CT 06155

(c)             None.

Item 30. Location of Accounts and Records

The accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Life Insurance Company of New York	500 Bielenberg Drive, Woodbury, MN 55125
Hartford Administrative Services Company	500 Bielenberg Drive, Woodbury, MN 55125
Hartford Securities Distribution:	200 Hopmeadow Street, Simsbury, CT 06089

Item 31. Management Services

Effective April 1, 2001, Union Security Life Insurance Company of New York (“Union Security”) contracted the administrative servicing obligations for the contracts to Hartford Life Insurance Company (“Hartford Life”), a subsidiary of The Hartford Financial Services Group. Although Union Security remains responsible for all contract terms and conditions, Hartford Life is ultimately responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured the annuity business of Union Security.

Item 32. Undertakings

(a)            The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)            The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)             The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)            The Depositor hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, County of Hartford, and State of Connecticut on April 20, 2015.

SEPARATE ACCOUNT A OF
UNION SECURITY LIFE INSURANCE
COMPANY OF NEW YORK
(Registrant)

By:	Paula M. SeGuin	*By:	/s/ Lisa Proch
	Paula M. SeGuin President, Assistant Secretary, Director*		Lisa Proch Attorney-in-Fact

UNION SECURITY LIFE INSURANCE
COMPANY OF NEW YORK
(Depositor)

By:	Paula M. SeGuin
Paula SeGuin
President, Assistant Secretary, Director*

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

Paula M. SeGuin, President, Assistant Secretary, Director*
Terry J. Kryshak, Director*
Miles B. Yakre, Chief Executive Officer, Chairman of the Board*
Melissa J. T. Hall, Assistant Treasurer, Director*
Larry M. Cains, Director*
Esther L. Nelson, Director*
Tamrha Mangelsen, Treasurer, Chief Financial Officer*	*By:	/s/ Lisa Proch
Julie Cosio, Vice President, Director*		Lisa Proch
Attorney-in-Fact
	Date:	April 20, 2015

333-20343

EXHIBIT INDEX

9	Opinion and Consent of Counsel.
10(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
10(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
99	Copy of Power of Attorney